Execution Version

Paychex of New York LLC

Paychex, Inc.

$800,000,000

$400,000,000 4.07% Senior Notes, Series A, due March 13, 2026

$400,000,000 4.25% Senior Notes, Series B, due March 13, 2029

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Note Purchase and Guarantee Agreement

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Dated as of January 9, 2019

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Schedule A    —    Defined Terms

Schedule 1-A    —    Form of 4.07% Senior Notes, Series A due March 13, 2026

Schedule 1-B    —    Form of 4.25% Senior Notes, Series B due March 13, 2029

Schedule 4.4(a)    —    Form of Opinion of In-House Counsel for the Note Parties

Schedule 4.4(b)    —    Form of Opinion of Special Counsel for the Note Parties

Schedule 4.4(c)    —    Form of Opinion of Special Counsel for the Purchasers

Schedule 5.3    —    Disclosure Materials

Schedule 5.4    —    Subsidiaries of the Parent and Ownership of Subsidiary Stock

Schedule 5.5    —    Financial Statements

Schedule 5.15    —    Existing Indebtedness

Schedule 10.5    —    Existing Liens

Purchaser Schedule    —    Information Relating to Purchasers

Exhibit 1.3    —    Form of Subsidiary Guaranty

Paychex of New York LLC

Paychex, Inc.

911 Panorama Trail South

Rochester, New York 14625

$400,000,000 4.07% Senior Notes, Series A, due March 13, 2026

$400,000,000 4.25% Senior Notes, Series B, due March 13, 2029

January 9, 2019

To Each of the Purchasers Listed in

    the Purchaser Schedule Hereto:

Ladies and Gentlemen:

Paychex of New York LLC, a Delaware limited liability company (the “Company”), and Paychex, Inc., a Delaware corporation (the “Parent” and collectively with the Company, the “Obligors”), jointly and severally, agree with each of the Purchasers as follows:

Section 1.    Authorization of Notes; Guaranty.

Section 1.1.    Notes.  (a) The Company will authorize the issue and sale of (i) $400,000,000 aggregate principal amount of its 4.07% Senior Notes, Series A, due on March 13, 2026 (the “Series A Notes”) and (ii) $400,000,000 aggregate principal amount of its 4.25% Senior Notes, Series B, due on March 13, 2029 (the “Series B Notes”, together with the Series A Notes, the “Notes”).  The Notes shall be substantially in the form set out in Schedule 1-A and Schedule 1-B, respectively.  Certain capitalized and other terms used in this Agreement are defined in Schedule A and, for purposes of this Agreement, the rules of construction set forth in Section 23.4 shall govern.

(b)    The interest on the Notes shall be payable semi-annually on each March 13 and September 13 and on each anniversary of such dates thereafter (the “Interest Payment Dates”) until such principal shall have become due and payable.

Section 1.2.    Parent Guaranty.  The payment by the Company of all amounts due with respect to the Notes and this Agreement and the performance by the Company of its obligations under this Agreement are absolutely and unconditionally guaranteed by the Parent pursuant and subject to the provisions of Section 22 (the “Parent Guaranty”).

Section 1.3.    Subsidiary Guaranty.  (a) The payment by the Company of all amounts due with respect to the Notes and this Agreement and the performance by the Parent and the Company of their obligations under this Agreement will be absolutely and unconditionally guaranteed by the Subsidiary Guarantors pursuant and subject to the terms of the Subsidiary Guaranty Agreement, dated as of the date of the Closing, which shall be substantially in the form of Exhibit 1.3 attached hereto, in accordance with and subject to the provisions of Section 9.7 hereof (the “Subsidiary Guaranty”).

(b)    A Subsidiary Guarantor shall be released and discharged from the Subsidiary Guaranty in accordance with Section 9.7(b).

Section 1.4.    Incremental Leverage Fee.  (a) If the Consolidated Leverage Ratio exceeds 3.50 to 1.00 as permitted by Section 10.7, as evidenced by an Officer’s Certificate delivered pursuant to Section 7.2(a), an incremental leverage fee shall be due on the Notes in an amount equal to 0.50% of the aggregate outstanding amount of each Note (the “Incremental Leverage Fee”).  Such Incremental Leverage Fee shall begin to accrue on the first day of the fiscal quarter following the fiscal quarter in respect of which such Officer’s Certificate was delivered, and shall continue to accrue until the Company has provided an Officer’s Certificate pursuant to Section 7.2(a) demonstrating that, as of the last day of the fiscal quarter in respect of which such Officer’s Certificate is delivered, the Consolidated Leverage Ratio is not more than 3.50 to 1.00.  In the event such Officer’s Certificate evidencing that the Consolidated Leverage Ratio is not more than 3.50 to 1.00 is delivered, the Incremental Leverage Fee shall cease to accrue on and as of the last day of the fiscal quarter in respect of which such Officer’s Certificate is delivered.

(b)    Within 10 Business Days of the delivery of an Officer’s Certificate pursuant to Section 7.2(a) for any fiscal quarter in which the Incremental Leverage Fee accrued, the Company shall pay to each holder of a Note the amount attributable to the Incremental Leverage Fee (the “Incremental Leverage Fee Payment”) which shall be the product of (i) the aggregate outstanding principal amount of Notes held by such holder (or its predecessor(s) in interest) as of the first day that Incremental Leverage Fee begins to accrue with respect to the period covered by such Officer’s Certificate, (ii) 0.50% (to reflect the Incremental Leverage Fee) and (iii) 0.25 (to reflect that the Incremental Leverage Fee is payable quarterly).  The Incremental Leverage Fee Payment, if any, shall be paid by wire transfer of immediately available funds to each holder of the Notes in accordance with the terms of this Agreement.

(c)    For avoidance of doubt, no Incremental Leverage Fee will be used in calculating any Make-Whole Amount.

Section 2.    Sale and Purchase of Notes.

Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, at the Closing provided for in Section 3, Notes in the principal amount specified opposite such Purchaser’s name in the Purchaser Schedule at the purchase price of 100% of the principal amount thereof.  The Purchasers’ obligations hereunder are several and not joint obligations and no Purchaser shall have any liability to any Person for the performance or non‑performance of any obligation by any other Purchaser hereunder.

Section 3.    Closing.

This Agreement will be executed and delivered on January 9, 2019. The sale and purchase of the Notes to be purchased by each Purchaser shall occur at the offices of Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603 at 8:00 am Chicago time, at a closing (the “Closing”) on any date on or after January 16, 2019 but on or before March 13, 2019 as the Company may select with at least five (5) Business Days written notice to the Purchasers in accordance with Section 4.13.  At the Closing the Company will deliver to each Purchaser the Notes to be purchased by such Purchaser in the form of a single Note (or such greater number of Notes in denominations of at least $100,000 as such Purchaser may request) dated the date of the Closing and registered in such Purchaser’s name (or in the name of its nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company in accordance with the funding instructions delivered pursuant to Section 4.10.  If at the Closing the Company shall fail to tender such Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to such Purchaser’s satisfaction, such Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure by the Company to tender such Notes or any of the conditions specified in Section 4 not having been fulfilled to such Purchaser’s satisfaction.

Section 4.    Conditions to Closing.

Each Purchaser’s obligation to purchase and pay for the Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, prior to or at the Closing, of the following conditions:

Section 4.1.    Representations and Warranties.

(a)    Representations and Warranties of the Obligors.  The representations and warranties of the Obligors in this Agreement shall be correct when made and at the time of the Closing.

(b)    Representations and Warranties of the Subsidiary Guarantors. The representations and warranties of the Subsidiary Guarantors in the Subsidiary Guaranty shall be correct when made and at the time of the Closing.

Section 4.2.    Performance; No Default.    Each Note Party shall have performed and complied with all agreements and conditions contained in this Agreement and the Subsidiary Guaranty, as the case may be, required to be performed or complied with by it prior to or at the Closing.  From the date of this Agreement until the Closing, before and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Section 5.14), no Change of Control, Default or Event of Default shall have occurred and be continuing.  No Note Party nor any Subsidiary shall have entered into any transaction since the date of the Memorandum that would have been prohibited by Section 10 had such Section applied since such date.

Section 4.3.    Compliance Certificates.

(a)    Officer’s Certificate.  Each Note Party shall have delivered to such Purchaser an Officer’s Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled.

(b)    Secretary’s Certificate.  Each Note Party shall have delivered to such Purchaser a certificate of its Secretary or Assistant Secretary or other appropriate officer, dated the date of the Closing, certifying as to (i) the resolutions attached thereto and other corporate or limited liability company proceedings relating to the authorization, execution and delivery of the Notes and each Note Document to which it is a party and (ii) such Note Party’s organizational documents as then in effect.

Section 4.4.    Opinions of Counsel.  Such Purchaser shall have received opinions in form and substance satisfactory to such Purchaser, dated the date of the Closing (a) from an in-house counsel of the Parent for the Note Parties, covering the matters set forth in Schedule 4.4(a), (b) from Nixon Peabody LLP, special counsel for the Note Parties, covering the matters set forth in Schedule 4.4(b) (and the Company hereby instructs its counsel to deliver such opinion to the Purchasers) and (c) from Chapman and Cutler LLP, the Purchasers’ special counsel in connection with such transactions, substantially in the form set forth in Schedule 4.4(c) and covering such other matters incident to such transactions as such Purchaser may reasonably request.

Section 4.5.    Purchase Permitted By Applicable Law, Etc.  On the date of the Closing such Purchaser’s purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof.  If requested by such Purchaser, such Purchaser shall have received an Officer’s Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

Section 4.6.    Sale of Other Notes.  Contemporaneously with the Closing the Company shall sell to each other Purchaser and each other Purchaser shall purchase the Notes to be purchased by it at the Closing as specified in the Purchaser Schedule.

Section 4.7.    Payment of Special Counsel Fees.  Without limiting Section 15.1, the Company shall have paid on or before the date of this Agreement and the Closing the fees, charges and disbursements of the Purchasers’ special counsel referred to in Section 4.4 to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the date of this Agreement or the Closing, as applicable.

Section 4.8.    Private Placement Number.  A Private Placement Number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the SVO) shall have been obtained for each series of Notes.

Section 4.9.    Changes in Organizational Structure.  Except as disclosed by the Company to each Purchaser in writing at least 3 Business Days prior to Closing, no Note Party shall have changed its jurisdiction of incorporation or organization, as applicable, or been a party to any merger or consolidation or succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

Section 4.10.    Funding Instructions.  At least three Business Days prior to the date of the Closing, each Purchaser shall have received written instructions signed by a Responsible Officer on letterhead of the Company confirming the information specified in Section 3 including (i) the name and address of the transferee bank, (ii) such transferee bank’s ABA number and (iii) the account name and number into which the purchase price for the Notes is to be deposited.

Section 4.11.    Subsidiary Guaranty.    The Subsidiary Guaranty shall have been duly authorized, executed and delivered by the respective parties thereto, shall constitute the legal, valid and binding contract and agreement of the respective parties thereto and such Purchaser or such Purchaser’s special counsel shall have received a true, correct and complete copy thereof.

Section 4.12.    Proceedings and Documents.  All corporate, limited liability company and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory to such Purchaser and its special counsel, and such Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or such special counsel may reasonably request.

Section 4.13.    Notice of Date of Closing.    At least five (5) Business Days prior to the date of the Closing, each Purchaser shall have received written notice signed by a Responsible Officer on letterhead of the Company confirming the date of the Closing applicable to such Notes based on such date selected for the Closing.

Section 5.    Representations and Warranties of the Parent and the Company.

As of the date hereof and as of the date of Closing, the Parent and the Company represent and warrant to each Purchaser that:

Section 5.1.    Organization; Power and Authority.  Each Note Party is a corporation or a limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or limited liability company and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  Each Note Party has the corporate or limited liability company power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver each Note Document to which it is a party and the Notes (in the case of the Company) and to perform the provisions hereof and thereof.

Section 5.2.    Authorization, Etc.  Each Note Document has been duly authorized by all necessary corporate or limited liability company action on the part of each Note Party which is a party thereto, and each such Note Document constitutes, and each Note upon execution and delivery thereof by the Company will constitute, a valid and legally binding obligation of each Note Party enforceable against such Note Party in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 5.3.    Disclosure.  The Note Parties, through their agents, Merrill Lynch, Pierce, Fenner and Smith Incorporated and J.P. Morgan Securities, Inc., has delivered to each Purchaser a copy of a Private Placement Offering Memorandum, dated November 2018 (the “Memorandum”), including access to the information incorporated by reference therein, relating to the transactions contemplated hereby.  The Memorandum fairly describes, in all material respects, the general nature of the business of the Parent and its Subsidiaries as of the date thereof.  The Note Documents, the Memorandum, the financial statements listed in Schedule 5.5 and the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Note Parties prior to December 13, 2018 in connection with the transactions contemplated hereby and identified in Schedule 5.3 (the Note Documents, the Memorandum and such documents, certificates or other writings and such financial statements delivered to each Purchaser being referred to, collectively, as the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made.  Except as disclosed in the Disclosure Documents, since May 31, 2018, there has been no change in the financial condition, operations, business, properties or prospects of the Parent or any Subsidiary except changes that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  There is no fact known to the Note Parties that would reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Disclosure Documents; provided, however, that any projections or other forward-looking information contained in the Disclosure Documents are not to be viewed as facts and that actual results during the period or periods covered by such projections may differ from such projections and that the differences may be material.

Section 5.4.    Organization and Ownership of Equity Interests of Subsidiaries.  (a) Schedule 5.4 contains (except as noted therein) complete and correct lists of the Parent’s Subsidiaries, showing, as to each Subsidiary, the name thereof, the jurisdiction of its organization, the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Parent and each other Subsidiary and whether such Subsidiary is a Subsidiary Guarantor.

(b)    All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Parent and its Subsidiaries have been validly issued, are fully paid and non‑assessable and are owned by the Parent or another Subsidiary free and clear of any Lien that is prohibited by this Agreement.

(c)    Each Subsidiary is a corporation or other legal entity duly organized, validly existing and, where applicable, in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and, where applicable, is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

(d)    No Subsidiary is subject to any legal, regulatory, contractual or other restriction (other than the agreements listed on Schedule 5.4 and customary limitations imposed by corporate law or similar statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company, the Parent or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

Section 5.5.    Financial Statements; Material Liabilities.  The Parent has delivered to each Purchaser copies of the financial statements of the Parent and its Subsidiaries listed on Schedule 5.5.  All of such financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Parent and its consolidated Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year‑end adjustments).  The Parent and its Subsidiaries do not have any Material liabilities that are not disclosed in the Disclosure Documents.

Section 5.6.    Compliance with Laws, Other Instruments, Etc.  The execution, delivery and performance by each Note Party of each Note Document to which it is a party will not in any material respect (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Parent, the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter, regulations or by‑laws, shareholders agreement or any other agreement or instrument to which the Parent, the Company or any Subsidiary is bound or by which the Parent, the Company or any Subsidiary or any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to the Parent, the Company or any Subsidiary or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Parent, the Company or any Subsidiary.

Section 5.7.    Governmental Authorizations, Etc.  No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by any Note Party of any Note Document, other than filing of a current report on Form 8-K and other filings under the Securities Exchange Act of 1934, as amended.

Section 5.8.    Litigation; Observance of Agreements, Statutes and Orders.  (a) There are no actions, suits, investigations or proceedings pending or, to the best knowledge of the Note Parties, threatened against or affecting the Parent or any Subsidiary or any property of the Parent or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b)    Neither the Parent nor any Subsidiary is (i) in default under any agreement or instrument to which it is a party or by which it is bound, (ii) in violation of any order, judgment, decree or ruling of any court, any arbitrator of any kind or any Governmental Authority or (iii) in violation of any applicable law, ordinance, rule or regulation of any Governmental Authority (including Environmental Laws, the USA PATRIOT Act or any of the other laws and regulations that are referred to in Section 5.16), which default or violation would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 5.9.    Taxes.  The Parent and its Subsidiaries have filed all income tax returns and other Material tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which, individually or in the aggregate, is not reasonably expected to be Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Parent, the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP.  None of the Note Parties knows of any basis for any other tax or assessment that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  The charges, accruals and reserves on the books of the Parent and its Subsidiaries in respect of U.S. federal, state or other taxes for all fiscal periods are adequate. With respect to each U.S. federal income tax return of the Parent and its Subsidiaries, such tax return has either been the subject of a completed audit, or the statute of limitations applicable to such tax return has run, for all fiscal years of the Parent or such Subsidiary up to and including the fiscal year ended May 31, 2017.

Section 5.10.    Title to Property; Leases.  The Parent and its Subsidiaries have good and sufficient title to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Parent or any Subsidiary after such date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement.  All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

Section 5.11.    Licenses, Permits, Etc.  (a) The Parent and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others.

(b)    No product or service of the Parent or any of its Subsidiaries infringes in any material respect any license, permit, franchise, authorization, patent, copyright, proprietary software, service mark, trademark, trade name or other right owned by any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

(c)    To the knowledge of the Note Parties, there is no Material violation by any Person of any right of the Parent or any of its Subsidiaries with respect to any license, permit, franchise, authorization, patent, copyright, proprietary software, service mark, trademark, trade name or other right owned or used by the Parent or any of its Subsidiaries.

Section 5.12.    Compliance with Employee Benefit Plans.  (a) Each Note Party and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.  No Note Party nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that would, individually or in the aggregate, reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to section 430(k) of the Code or to any such penalty or excise tax provisions under the Code or federal law or section 4068 of ERISA or by the granting of a security interest in connection with the amendment of a Plan, other than such liabilities or Liens as would not be individually or in the aggregate Material.

(b)    The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan’s most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan’s most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities.  The present value of the accrued benefit liabilities (whether or not vested) under each Non‑U.S. Plan that is funded, determined as of the end of the Company’s most recently ended fiscal year on the basis of reasonable actuarial assumptions, did not exceed the current value of the assets of such Non‑U.S. Plan allocable to such benefit liabilities by more than $10,000,000.  The term “benefit liabilities” has the meaning specified in section 4001 of ERISA and the terms “current value” and “present value” have the meaning specified in section 3 of ERISA.

(c)    The Parent and its ERISA Affiliates have not incurred (i) withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material or (ii) any obligation in connection with the termination of or withdrawal from any Non‑U.S. Plan that individually or in the aggregate are Material.

(d)    The expected postretirement benefit obligation (determined as of the last day of the Company’s most recently ended fiscal year in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 715‑60, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Parent and its Subsidiaries is not Material.

(e)    The execution and delivery of any Note Document and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)‑(D) of the Code.  The representation by the Obligors to each Purchaser in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of such Purchaser’s representation in Section 6.2 as to the sources of the funds to be used to pay the purchase price of the Notes to be purchased by such Purchaser.

(f)    All Non‑U.S. Plans have been established, operated, administered and maintained in compliance with all laws, regulations and orders applicable thereto, except where failure so to comply would not be reasonably expected to have a Material Adverse Effect.  All premiums, contributions and any other amounts required by applicable Non‑U.S. Plan documents or applicable laws to be paid or accrued by the Parent and its Subsidiaries have been paid or accrued as required, except where failure so to pay or accrue could not be reasonably expected to have a Material Adverse Effect.

Section 5.13.    Private Offering by the Company.  No Note Party nor anyone acting on their behalf has offered the Notes or any similar Securities for sale to, or solicited any offer to buy the Notes or any similar Securities from, or otherwise approached or negotiated in respect thereof with, any Person other than 75 Institutional Investors (including the Purchasers), each of which has been offered the Notes at a private sale for investment.  No Note Party nor anyone acting on their behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of section 5 of the Securities Act or to the registration requirements of any such Securities or blue sky laws of any applicable jurisdiction.

Section 5.14.    Use of Proceeds; Margin Regulations.  The Company will apply the proceeds of the sale of the Notes hereunder as set forth in the Memorandum.  No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any Securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220).  Margin stock does not constitute more than 3% of the value of the consolidated assets of the Parent and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 3% of the value of such assets.  As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

Section 5.15.    Existing Indebtedness; Future Liens.  (a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Indebtedness of the Parent and its Subsidiaries as of November 30, 2018 (including descriptions of the obligors and obligees, principal amounts outstanding, any collateral therefor and any Guaranty thereof), since which date, except as described in Schedule 5.15, there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Parent or its Subsidiaries except as otherwise noted on the Schedule.  No Note Party nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of such Note Party or such Subsidiary with an aggregate principal amount outstanding or available for borrowing in excess of $20,000,000 and no event or condition exists with respect to any such Indebtedness of any Note Party or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

(b)    Except as permitted under this Agreement, no Note Party nor any Subsidiary has agreed or consented to cause or permit any of its property, whether now owned or hereafter acquired, to be subject to a Lien that secures Indebtedness or to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien that secures Indebtedness.

(c)    No Note Party nor any Subsidiary is a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of such Note Party or such Subsidiary, any agreement relating thereto or any other agreement (including its charter or any other organizational document) which limits the amount of, or otherwise imposes restrictions on the incurring of, Indebtedness of any Note Party, except as disclosed in Schedule 5.15.

Section 5.16.    Foreign Assets Control Regulations, Etc.  (a) Neither the Parent nor any Controlled Entity (i) is a Blocked Person, (ii) has been notified that its name appears or may in the future appear on a State Sanctions List or (iii) is a target of sanctions that have been imposed by the United Nations or the European Union.

(b)    Neither the Parent nor any Controlled Entity (i) has violated, been found in violation of, or been charged or convicted under, any applicable U.S. Economic Sanctions Laws, Anti‑Money Laundering Laws or Anti‑Corruption Laws or (ii) to the Parent’s knowledge, is under investigation by any Governmental Authority for possible violation of any U.S. Economic Sanctions Laws, Anti‑Money Laundering Laws or Anti‑Corruption Laws.

(c)    No part of the proceeds from the sale of the Notes hereunder:

(i)    constitutes or will constitute funds obtained on behalf of any Blocked Person or will otherwise be used by the Company, any Note Party or any Controlled Entity, directly or indirectly, (A) in connection with any investment in, or any transactions or dealings with, any Blocked Person, (B) for any purpose that would cause any Purchaser to be in violation of any U.S. Economic Sanctions Laws or (C) otherwise in violation of any U.S. Economic Sanctions Laws;

(ii)    will be used, directly or indirectly, in violation of, or cause any Purchaser to be in violation of, any applicable Anti‑Money Laundering Laws; or

(iii)    will be used, directly or indirectly, for the purpose of making any improper payments, including bribes, to any Governmental Official or commercial counterparty in order to obtain, retain or direct business or obtain any improper advantage, in each case which would be in violation of, or cause any Purchaser to be in violation of, any applicable Anti‑Corruption Laws.

(d)    Each Note Party has established procedures and controls which it reasonably believes are adequate (and otherwise comply with applicable law) to ensure that the Parent and each Controlled Entity is and will continue to be in compliance with all applicable U.S. Economic Sanctions Laws, Anti‑Money Laundering Laws and Anti‑Corruption Laws.

Section 5.17.    Status under Certain Statutes.  Neither the Parent nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, the Public Utility Holding Company Act of 2005, the ICC Termination Act of 1995, or the Federal Power Act.

Section 5.18.    Environmental Matters.  (a) No Senior Financial Officer of the Parent or the Company has knowledge of any claim or has received any notice of any claim and no proceeding has been instituted asserting any claim against the Parent or any of its Subsidiaries or any of their respective real properties or other assets now or formerly owned, leased or operated by any of them, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as would not reasonably be expected to result in a Material Adverse Effect.

(b)    No Senior Financial Officer of the Parent or the Company has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(c)    Neither the Parent nor any Subsidiary has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them in a manner which is contrary to any Environmental Law that could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(d)    Neither the Parent nor any Subsidiary has disposed of any Hazardous Materials in a manner which is contrary to any Environmental Law that could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(e)    All buildings on all real properties now owned, or all buildings controlled by the Parent or any Subsidiary on all real properties now leased or operated by the Parent or any Subsidiary are in compliance with applicable Environmental Laws, except where failure to comply could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

Section 6.    Representations of the Purchasers.

Section 6.1.    Purchase for Investment.  Each Purchaser severally represents that it is an institutional “accredited investor” within the meaning of Rule 501 of the Securities Act and is purchasing the Notes for its own account or for one or more separate accounts maintained by such Purchaser or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser’s or their property shall at all times be within such Purchaser’s or their control.  Each Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.

Section 6.2.    Source of Funds.  Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder:

(a)    the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95‑60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the NAIC (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95‑60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or

(b)    the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

(c)    the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90‑1 or (ii) a bank collective investment fund, within the meaning of the PTE 91‑38 and, except as disclosed by such Purchaser to the Company in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

(d)    the Source constitutes assets of an “investment fund” (within the meaning of Part VI of PTE 84‑14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part VI of the QPAM Exemption), no employee benefit plan’s assets that are managed by the QPAM in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, represent more than 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM maintains an ownership interest in the Company that would cause the QPAM and the Company to be “related” within the meaning of Part VI(h) of the QPAM Exemption and (i) the identity of such QPAM and (ii) the names of any employee benefit plans whose assets in the investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization, represent 10% or more of the assets of such investment fund, have been disclosed to the Company in writing pursuant to this clause (d);or

(e)    the Source constitutes assets of a “plan(s)” (within the meaning of Part IV(h) of PTE 96‑23 (the “INHAM Exemption”)) managed by an “in‑house asset manager” or “INHAM” (within the meaning of Part IV(a) of the INHAM Exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of “control” in Part IV(d)(3) of the INHAM Exemption) owns a 10% or more interest in the Company and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (e); or

(f)    the Source is a governmental plan; or

(g)    the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this clause (g); or

(h)    the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.2, the terms “employee benefit plan,” “governmental plan,” and “separate account” shall have the respective meanings assigned to such terms in section 3 of ERISA.

Section 7.    Information as to Parent

Section 7.1.    Financial and Business Information.  The Obligors shall deliver to each Purchaser and holder of a Note that is an Institutional Investor:

(a)    Quarterly Statements — within 45 days (or, if earlier, by the date that the Quarterly Report on Form 10-Q (the “Form 10-Q”) of the Parent for the applicable fiscal quarter would be required to be filed under the rules and regulations of the SEC, giving effect to any extension available thereunder for the filing of such form) after the end of each quarterly fiscal period in each fiscal year of the Parent (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

(i)    a consolidated balance sheet of the Parent and its Subsidiaries as at the end of such quarter, and

(ii)    consolidated statements of income, changes in shareholders’ equity and cash flows of the Parent and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year‑end adjustments;

(b)    Annual Statements — within 90 days (or, if earlier, by the date that the Annual Report on Form 10-K (the “Form 10-K”) of the Parent for the applicable fiscal year would be required to be filed under the rules and regulations of the SEC, giving effect to any extension available thereunder for the filing of such form) after the end of each fiscal year of the Parent, duplicate copies of

(i)    a consolidated balance sheet of the Parent and its Subsidiaries as at the end of such year, and

(ii)    consolidated statements of income, changes in shareholders’ equity and cash flows of the Parent and its Subsidiaries for such year,

setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon (without a “going concern” or similar qualification or exception and without any qualification or exception as to the scope of the audit on which such opinion is based) of independent public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances;

(c)    SEC and Other Reports — promptly upon their becoming available, one copy of (i) each financial statement, report, notice, proxy statement or similar document sent by the Parent, the Company or any Subsidiary (x) to its creditors under any Material Credit Facility (excluding information sent to such creditors in the ordinary course of administration of a credit facility, such as information relating to pricing and borrowing availability) or (y) to its public Securities holders generally, and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such Purchaser or holder), and each prospectus and all amendments thereto filed by the Parent, the Company or any Subsidiary with the SEC and of all press releases and other statements made available generally by the Parent, the Company or any Subsidiary to the public concerning developments that are Material;

(d)    Notice of Default or Event of Default — promptly, and in any event within 5 Business Days after a Senior Financial Officer having actual knowledge (i) of the existence of any Default or Event of Default or (ii) that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Note Parties are taking or propose to take with respect thereto;

(e)    Employee Benefits Matters — promptly, and in any event within 10 Business Days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Parent or an ERISA Affiliate proposes to take with respect thereto:

(i)    with respect to any Plan, any reportable event, as defined in section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof;

(ii)    the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Parent or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan;

(iii)    any event, transaction or condition that could result in the incurrence of any liability by the Parent or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Parent or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect; or

(iv)    receipt of notice of the imposition of a Material financial penalty (which for this purpose shall mean any tax, penalty or other liability, whether by way of indemnity or otherwise) with respect to one or more Non‑U.S. Plans;

(f)    Notices from Governmental Authority — promptly, and in any event within 30 days of receipt thereof, copies of any written notice to the Parent, the Company or any Subsidiary from any Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect;

(g)    Resignation or Replacement of Auditors — within 10 days following the date on which the Parent’s auditors resign or the Parent elects to change auditors, as the case may be, notification thereof, together with such further information as the Required Holders may request; and

(h)    Requested Information — with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Parent or any of its Subsidiaries (including actual copies of the Parent’s Form 10‑Q and Form 10‑K) or relating to the ability of the Company or the Parent to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such Purchaser or holder of a Note.

Section 7.2.    Officer’s Certificate.  Each set of financial statements delivered to a Purchaser or holder of a Note pursuant to Section 7.1(a) or Section 7.1(b) shall be accompanied by a certificate of a Senior Financial Officer:

(a)    Covenant Compliance — setting forth the information from such financial statements that is required in order to establish whether the Obligors were in compliance with the requirements of Section 10 during the quarterly or annual period covered by the financial statements then being furnished (including with respect to each such provision that involves mathematical calculations, the information from such financial statements that is required to perform such calculations) and detailed calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Section, and the calculation of the amount, ratio or percentage then in existence.  In the event that the Parent or any Subsidiary has made an election to measure any financial liability using fair value (which election is being disregarded for purposes of determining compliance with this Agreement pursuant to Section 23.2) as to the period covered by any such financial statement, such Senior Financial Officer’s certificate as to such period shall include a reconciliation from GAAP with respect to such election;

(b)    Event of Default — certifying that such Senior Financial Officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Obligors and their Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including any such event or condition resulting from the failure of any Obligor or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Obligors shall have taken or propose to take with respect thereto; and

(c)    Subsidiary Guarantors – setting forth a list of all Subsidiaries that are Subsidiary Guarantors and certifying that each Subsidiary that is required to be a Subsidiary Guarantor pursuant to Section 9.7 is a Subsidiary Guarantor, in each case, as of the date of such certificate of Senior Financial Officer.

Section 7.3.    Visitation.  The Obligors shall permit the representatives of each Purchaser and holder of a Note that is an Institutional Investor:

(a)    No Default — if no Default or Event of Default then exists, at the expense of such Purchaser or holder and upon reasonable prior notice to an Obligor, to visit the principal executive office of any Obligor, to discuss the affairs, finances and accounts of the Parent and its Subsidiaries with their officers, and (with the consent of the Obligors, which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of the Obligors, which consent will not be unreasonably withheld) to visit the other offices and properties of the Parent and each Subsidiary, all at such reasonable times during ordinary business hours and no more than once per calendar year for all such Purchasers and holders; and

(b)    Default — if a Default or Event of Default then exists, at the expense of the Obligors to visit and inspect any of the offices or properties of any Obligor or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision each Obligor authorizes said accountants to discuss the affairs, finances and accounts of Obligors and their Subsidiaries), all at such times during ordinary business hours and as often as may be requested.

Section 7.4.    Electronic Delivery.  Financial statements, opinions of independent certified public accountants, other information and Officer’s Certificates that are required to be delivered by the Obligors pursuant to Sections 7.1(a), (b) or (c) and Section 7.2 shall be deemed to have been delivered if any Obligor satisfies any of the following requirements with respect thereto:

(a)    such financial statements satisfying the requirements of Section 7.1(a) or (b) and related Officer’s Certificate satisfying the requirements of Section 7.2 and any other information required under Section 7.1(c) are delivered to each Purchaser and holder of a Note  by e‑mail at the e‑mail address set forth in such Purchaser or holder’s Purchaser Schedule or as communicated from time to time in a separate writing delivered to any Obligor;

(b)    such financial statements satisfying the requirements of Section 7.1(a) or Section 7.1(b) and related Officer’s Certificate(s) satisfying the requirements of Section 7.2 and any other information required under Section 7.1(c) are timely posted by or on behalf of the Company or the Parent on IntraLinks or on any other similar website to which each Purchaser and holder of Notes has free access; or

(c)    the Company and the Parent shall have timely filed the items referred to in Section 7.1(c) with the SEC on EDGAR and shall have made such items available through its home page on the internet or on IntraLinks or on any other similar website to which each Purchaser and holder of Notes has free access;

provided however, that in no case shall access to such financial statements, other information and Officer’s Certificates be conditioned upon any waiver or other agreement or consent (other than confidentiality provisions consistent with Section 20 of this Agreement); provided further, that in the case of any of clauses (b) or (c), the Obligors shall have given each Purchaser and holder of a Note  prior written notice, which may be by e‑mail or in accordance with Section 18, of such posting or filing in connection with each delivery, provided further, that upon request of any Purchaser or holder to receive paper copies of such forms, financial statements, other information and Officer’s Certificates or to receive them by e‑mail, the Company will promptly e‑mail them or deliver such paper copies, as the case may be, to such Purchaser or holder.

Section 8.    Payment and Prepayment of the Notes.

Section 8.1.    Maturity.  As provided therein, the entire unpaid principal balance of each Note shall be due and payable on the Maturity Date thereof.

Section 8.2.    Optional Prepayments with Make‑Whole Amount.  The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in an amount not less than 10% of the aggregate principal amount of the Notes then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid, and the Make‑Whole Amount determined for the prepayment date with respect to such principal amount.  The Company will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than 10 days and not more than 60 days prior to the date fixed for such prepayment unless the Company and the Required Holders agree to another time period pursuant to Section 17.  Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make‑Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation.  Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make‑Whole Amount as of the specified prepayment date.

Section 8.3.    Allocation of Partial Prepayments.  In the case of each partial prepayment of the Notes pursuant to Section 8.2, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

Section 8.4.    Maturity; Surrender, Etc.  In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make‑Whole Amount, if any.  From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make‑Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue.  Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

Section 8.5.    Purchase of Notes.  The Company will not and will not permit any Controlled Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except (a) upon the payment or prepayment of the Notes in accordance with this Agreement and the Notes or (b) pursuant to an offer to purchase made by the Company or a Controlled Affiliate pro rata to the holders of all Notes at the time outstanding upon the same terms and conditions. Any such offer shall provide each holder with sufficient information to enable it to make an informed decision with respect to such offer, and shall remain open for at least 15 Business Days.  If the holders of more than 10% of the principal amount of the Notes then outstanding accept such offer, the Company shall promptly notify the remaining holders of such fact and the expiration date for the acceptance by holders of Notes of such offer shall be extended by the number of days necessary to give each such remaining holder at least 15 Business Days from its receipt of such notice to accept such offer.  The Company will promptly cancel all Notes acquired by it or any Controlled Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

Section 8.6.    Make‑Whole Amount.

The term “Make‑Whole Amount” means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make‑Whole Amount may in no event be less than zero.  For the purposes of determining the Make‑Whole Amount, the following terms have the following meanings: “Called Principal” means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

“Discounted Value” means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

“Reinvestment Yield” means, with respect to the Called Principal of any Note, the sum of (a) 0.50% plus (b) the yield to maturity implied by the “Ask Yield(s)” reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on‑the‑run U.S. Treasury securities (“Reported”) having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date.  If there are no such U.S. Treasury securities Reported having a maturity equal to such Remaining Average Life, then such implied yield to maturity will be determined by (i) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (ii) interpolating linearly between the “Ask Yields” Reported for the applicable most recently issued actively traded on‑the‑run U.S. Treasury securities with the maturities (1) closest to and greater than such Remaining Average Life and (2) closest to and less than such Remaining Average Life.  The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

If such yields are not Reported or the yields Reported as of such time are not ascertainable (including by way of interpolation), then “Reinvestment Yield” means, with respect to the Called Principal of any Note, the sum of (x) 0.50% plus (y) the yield to maturity implied by the U.S. Treasury constant maturity yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for the U.S. Treasury constant maturity having a term equal to the Remaining Average Life of such Called Principal as of such Settlement Date.  If there is no such U.S. Treasury constant maturity having a term equal to such Remaining Average Life, such implied yield to maturity will be determined by interpolating linearly between (1) the U.S. Treasury constant maturity so reported with the term closest to and greater than such Remaining Average Life and (2) the U.S. Treasury constant maturity so reported with the term closest to and less than such Remaining Average Life.  The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

“Remaining Average Life” means, with respect to any Called Principal, the number of years obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years, computed on the basis of a 360‑day year comprised of twelve 30‑day months and calculated to two decimal places, that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or Section 12.1.

“Settlement Date” means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

Section 8.7.    Payments Due on Non‑Business Days.  Anything in this Agreement or the Notes to the contrary notwithstanding, (x) except as set forth in clause (y), any payment of interest on any Note that is due on a date that is not a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; and (y) any payment of principal of or Make‑Whole Amount on any Note (including principal due on the Maturity Date of such Note) that is due on a date that is not a Business Day shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.

Section 8.8.    Change in Control.

(a)    Notice of a Change in Control.  The Company will, within 20 Business Days after any Senior Financial Officer has actual knowledge of the occurrence of any Change in Control, give written notice of such Change in Control to each holder of Notes.  If a Change in Control has occurred, such notice shall contain and constitute an offer to prepay the Notes of each Series as described in paragraph (b) of this Section 8.8.

(b)    Offer to Prepay Notes.  The offer to prepay Notes contemplated by subparagraph (a) of this Section 8.8 shall be an offer to prepay, in accordance with and subject to this Section 8.8, all, but not less than all, the Notes held by each holder (in this case only, “holder” in respect of any Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner) on a date specified in such offer (the “Proposed Prepayment Date”).  The Proposed Prepayment Date shall be a Business Day and shall be not less than 30 days and not more than 45 days after the date of such offer.  If the Proposed Prepayment Date is not specified in such offer, the Proposed Prepayment Date shall be the 30th day after the date of such offer.

(c)    Acceptance; Rejection.  A holder of Notes may accept or reject the offer to prepay made pursuant to this Section 8.8 by causing a written notice of such acceptance or rejection to be delivered to the Company within 15 Business Days following receipt of the notice from the Company.  A failure by a holder of Notes to respond within 15 Business Days following receipt of the notice from the Company to an offer to prepay made pursuant to this Section 8.8 shall be deemed to constitute a rejection of such offer by such holder.

(d)    Prepayment.  Prepayment of the Notes to be prepaid pursuant to this Section 8.8 shall be at 100% of the principal amount of such Notes, together with interest on such Notes accrued to the date of prepayment but without the payment of any Make-Whole Amount.  The prepayment shall be made on the Proposed Prepayment Date.

(e)    Officer’s Certificate.  Each offer to prepay the Notes pursuant to this Section 8.8 shall be accompanied by a certificate, executed by a Senior Financial Officer of the Company and dated the date of such offer, specifying: (i) the Proposed Prepayment Date; (ii) that such offer is made pursuant to this Section 8.8; (iii) the principal amount of each Note offered to be prepaid; (iv) the interest that would be due on each Note offered to be prepaid, accrued to the Proposed Prepayment Date; (v) that the conditions of this Section 8.8 have been fulfilled; and (vi) in reasonable detail, the nature and date or proposed date of the Change in Control.

(f)    “Change in Control” Defined.  “Change in Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the SEC thereunder as in effect on the date hereof), of Equity Interests representing more than 40% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Parent; (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Parent by Persons who were neither (i) nominated by the board of directors of the Parent nor (ii) appointed by directors so nominated; (c) the acquisition of direct or indirect Control of the Parent by any Person or group; (d) the occurrence of a change in control, or other similar provision, as defined in any agreement or instrument evidencing any Indebtedness of any one or more of the Parent and its Subsidiaries in an aggregate principal amount exceeding $10,000,000 (triggering a default or mandatory prepayment, which default or mandatory prepayment has not been waived in writing); or (e) the Parent ceases to own, directly or indirectly, and Control 100% of the ordinary voting and economic power of the Company.

Section 9.    Affirmative Covenants.

From the date of this Agreement until the Closing and thereafter, so long as any of the Notes are outstanding, the Company and the Parent, jointly and severally, covenant that:

Section 9.1.    Compliance with Laws.  Without limiting Section 10.4, the Parent will, and will cause each of its Subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject (including ERISA, Environmental Laws, the USA PATRIOT Act and the other laws and regulations that are referred to in Section 5.16) and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non‑compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.2.    Insurance.  The Parent will, and will cause each of its Subsidiaries to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co‑insurance and self‑insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

Section 9.3.    Maintenance of Properties.  The Parent will, and will cause each of its Subsidiaries to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear or for obsolescence), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section 9.3 shall not prevent the Parent or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Parent has concluded that such discontinuance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.4.    Payment of Taxes and Claims.  The Parent will, and will cause each of its Subsidiaries to, file all income tax returns and other Material tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent the same have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Parent or any Subsidiary, provided that neither the Parent nor any Subsidiary need pay any such tax, assessment, charge, levy or claim if (i) the amount, applicability or validity thereof is contested by the Parent or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Parent or a Subsidiary has established adequate reserves therefor if required in accordance with GAAP on the books of the Parent or such Subsidiary or (ii) the nonpayment of all such taxes, assessments, charges, levies and claims would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.5.    Corporate Existence, Etc.  Except as otherwise provided in Section 10.2, (i) the Parent and the Company will at all times preserve and keep their corporate (or, in the case of the Company, limited liability company) existence in full force and effect.  Except as otherwise provided in Sections 10.2 and 10.6, the Parent and the Company will at all times preserve and keep in full force and effect the corporate or limited liability company existence of each of its Subsidiaries (unless merged into the Parent, the Company or a Wholly‑Owned Subsidiary) and all rights and franchises of the Parent and its Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise would not, individually or in the aggregate, have a Material Adverse Effect.

Section 9.6.    Books and Records.  The Parent will, and will cause each of its Subsidiaries to, maintain proper books of record and account in conformity with GAAP and all applicable requirements of any Governmental Authority having legal or regulatory jurisdiction over the Parent or such Subsidiary, as the case may be.  The Parent will, and will cause each of its Subsidiaries to, keep books, records and accounts which, in reasonable detail, accurately reflect all transactions and dispositions of assets.  The Parent and its Subsidiaries have devised a system of internal accounting controls sufficient to provide reasonable assurances that their respective books, records, and accounts accurately reflect all transactions and dispositions of assets and the Parent will, and will cause each of its Subsidiaries to, continue to maintain such system.

Section 9.7.    Subsidiary Guarantors.  (a) The Parent will cause each of its Subsidiaries that guarantees or otherwise becomes liable at any time, whether as a borrower or an additional or co‑borrower or otherwise, for or in respect of any Indebtedness under any Material Credit Facility to concurrently therewith:

(i)    enter into a joinder to the Subsidiary Guaranty, in substantially the form attached to the Subsidiary Guaranty or otherwise reasonably satisfactory to the Required Holders providing for the guaranty by such Subsidiary, on a joint and several basis with all other Subsidiary Guarantors, of (x) the prompt payment in full when due of all amounts payable by the Company and the Parent pursuant to the Notes (whether for principal, interest, Make‑Whole Amount or otherwise) and this Agreement, including all indemnities, fees and expenses payable by the Company and the Parent thereunder subject to such limitations as may be provided in the Subsidiary Guaranty and (y) the prompt, full and faithful performance, observance and discharge by the Company and the Parent of each and every covenant, agreement, undertaking and provision required pursuant to the Notes or this Agreement to be performed, observed or discharged by it (a “Subsidiary Guaranty Joinder”); and

(ii)    deliver the following to each Purchaser and holder of a Note:

(A)    an executed counterpart of the Subsidiary Guaranty Joinder;

(B)    a certificate signed by an authorized responsible officer of such Subsidiary containing representations and warranties on behalf of such Subsidiary to the same effect, mutatis mutandis, as those contained in Sections 5.1, 5.2, 5.6, 5.7 and 5.16 of this Agreement (but with respect to such Subsidiary and such Subsidiary Guaranty Joinder rather than the Company and the Parent);

(C)    all documents as may be reasonably requested by the Required Holders to evidence the due organization, continuing existence and, where applicable, good standing of such Subsidiary and the due authorization by all requisite action on the part of such Subsidiary of the execution and delivery of such Subsidiary Guaranty Joinder and the performance by such Subsidiary of its obligations thereunder; and

(D)    an opinion of counsel reasonably satisfactory to the Required Holders covering such matters relating to such Subsidiary and such Subsidiary Guaranty Joinder as the Required Holders may reasonably request.

(b)    At the election of the Company and by written notice to each Purchaser and holder of Notes, any Subsidiary Guarantor that was a party to the Subsidiary Guaranty at Closing or has provided a Subsidiary Guaranty Joinder under subparagraph (a) of this Section 9.7 may be discharged from all of its obligations and liabilities under its Subsidiary Guaranty and shall be automatically released from its obligations thereunder without the need for the execution or delivery of any other document by the holders, provided that (i) if such Subsidiary Guarantor is a guarantor or is otherwise liable for or in respect of any Material Credit Facility, then such Subsidiary Guarantor has been released and discharged (or will be released and discharged concurrently with the release of such Subsidiary Guarantor under its Subsidiary Guaranty) under such Material Credit Facility, (ii) at the time of, and after giving effect to, such release and discharge, no Default or Event of Default shall be existing, (iii) no amount is then due and payable under any Note Document by such Subsidiary Guaranty, (iv) if in connection with such Subsidiary Guarantor being released and discharged under any Material Credit Facility, any fee or other form of consideration is given to any holder of Indebtedness under such Material Credit Facility for such release, the holders of the Notes shall receive equivalent consideration substantially concurrently therewith and (v) each holder shall have received a certificate of a Responsible Officer certifying as to the matters set forth in clauses (i) through (iv).  In the event of any such release, for purposes of Section 10.9, all Indebtedness of such Subsidiary shall be deemed to have been incurred concurrently with such release.

Section 9.8.    Priority of Obligations.  The Company will ensure that its payment obligations under this Agreement and the Notes, the payment obligations of the Parent under its Parent Guaranty and the payment obligations of any Subsidiary Guarantor under its Subsidiary Guaranty, will at all times rank at least pari passu, without preference or priority, with all other unsecured and unsubordinated Indebtedness of the Company, the Parent and such Subsidiary Guarantor, as applicable.

Section 10.    Negative Covenants.

From the date of this Agreement until the Closing and thereafter, so long as any of the Notes are outstanding, the Company and the Parent, jointly and severally, covenant that:

Section 10.1.    Transactions with Affiliates.  The Parent will not, and will not permit any Subsidiary to, enter into directly or indirectly any transaction or group of related transactions (including the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Parent, the Company or another Subsidiary), except (a) in the ordinary course and pursuant to the reasonable requirements of the Parent’s, the Company’s or such Subsidiary’s business and upon fair and reasonable terms no less favorable to the Parent, the Company or such Subsidiary than would be obtainable in a comparable arm’s‑length transaction with a Person not an Affiliate, and (b) transactions in respect of property, assets or services with an aggregate value not exceeding $25,000,000 in any calendar year.

Section 10.2.    Merger, Consolidation, Etc.  The Parent will not, and will not permit any Subsidiary Guarantor to, consolidate with or merge with any other Person or convey, transfer or lease all or substantially all of its assets in a single transaction or series of transactions to any Person unless:

(a)    in the case of any such transaction involving the Parent, the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease all or substantially all of the assets of the Parent as an entirety, as the case may be, shall be a solvent corporation or limited liability company organized and existing under the laws of the United States or any state thereof (including the District of Columbia), and, if the Parent is not such corporation or limited liability company, (i) such corporation or limited liability company shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement and (ii) such corporation or limited liability company shall have caused to be delivered to each holder of any Notes an opinion of Nixon Peabody LLP or other nationally recognized independent counsel, or other independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof;

(b)    in the case of any such transaction involving the Company, the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease all or substantially all of the assets of the Company as an entirety, as the case may be, shall be a solvent corporation or limited liability company organized and existing under the laws of the United States or any state thereof (including the District of Columbia), and, if the Company is not such corporation or limited liability company, (i) such corporation or limited liability company shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement and the Notes and (ii) such corporation or limited liability company shall have caused to be delivered to each holder of any Notes an opinion of Nixon Peabody LLP or other nationally recognized independent counsel, or other independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof;

(c)    in the case of any such transaction involving a Subsidiary Guarantor, the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease all or substantially all of the assets of such Subsidiary Guarantor as an entirety, as the case may be, shall be (1) the Company, such Subsidiary Guarantor or another Subsidiary Guarantor; (2) a solvent corporation or limited liability company (other than the Company or another Subsidiary Guarantor) that is organized and existing under the laws of the United States or any state thereof (including the District of Columbia) and, if such Subsidiary Guarantor is not such corporation or limited liability company, (A) such corporation or limited liability company shall have executed and delivered to each holder of Notes its assumption of the due and punctual performance and observance of each covenant and condition of the Subsidiary Guaranty of such Subsidiary Guarantor and (B) the Company shall have caused to be delivered to each holder of Notes an opinion of Nixon Peabody LLP or other nationally recognized independent counsel, or other independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof; or (3) any other Person so long as the transaction is treated as a disposition of all of the assets of such Subsidiary Guarantor for purposes of Section 10.6 and, based on such characterization, would be permitted pursuant to Section 10.6;

(d)    each Subsidiary Guarantor under any Subsidiary Guaranty that is outstanding at the time such transaction or each transaction in such a series of transactions occurs reaffirms its obligations under such Subsidiary Guaranty in writing at such time pursuant to documentation that is reasonably acceptable to the Required Holders; and

(e)    immediately before and immediately after giving effect to such transaction or each transaction in any such series of transactions, no Default or Event of Default shall have occurred and be continuing.

No such conveyance, transfer or lease of substantially all of the assets of the Parent, the Company or any Subsidiary Guarantor shall have the effect of releasing the Parent, the Company or such Subsidiary Guarantor, as the case may be, or any successor corporation or limited liability company that shall theretofore have become such in the manner prescribed in this Section 10.2, from its liability under (x) this Agreement or the Notes in the case of the Company (y) this Agreement in the case of the Parent and (z) the Subsidiary Guaranty in the case of any Subsidiary Guarantor, unless, in the case of the conveyance, transfer or lease of substantially all of the assets of a Subsidiary Guarantor, such Subsidiary Guarantor is released from its Subsidiary Guaranty in accordance with Section 9.7(b) in connection with or immediately following such conveyance, transfer or lease.

Section 10.3.    Line of Business.  The Parent will not and will not permit any Subsidiary to engage in any business if, as a result, the general nature of the business in which the Parent and its Subsidiaries, taken as a whole, would then be engaged would be substantially changed from the general nature of the business in which the Parent and its Subsidiaries, taken as a whole, are engaged on the date of this Agreement as described in the Memorandum, including businesses reasonably related thereto (as determined in good faith by the board of directors).

Section 10.4.    Economic Sanctions, Etc.  The Parent will not, and will not permit any Controlled Entity to (a) become (including by virtue of being owned or controlled by a Blocked Person), own or control a Blocked Person or (b) directly or indirectly have any investment in or engage in any dealing or transaction (including any investment, dealing or transaction involving the proceeds of the Notes) with any Person if such investment, dealing or transaction (i) would cause any Purchaser or holder or any affiliate of such Purchaser or holder to be in violation of, or subject to sanctions under, any law or regulation applicable to such Purchaser or holder, or (ii) is prohibited by or subject to sanctions under any U.S. Economic Sanctions Laws.

Section 10.5.    Liens.  The Parent will not and will not permit any of its Subsidiaries to directly or indirectly create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any Lien on or with respect to any property or asset (including any document or instrument in respect of goods or accounts receivable) of the Parent or any such Subsidiary, whether now owned or held or hereafter acquired, or any income or profits therefrom, or assign or otherwise convey any right to receive income or profits, except:

(a)    Permitted Encumbrances;

(b)    any Lien on any property or asset of the Parent or any Subsidiary existing on the date hereof and, to the extent securing Indebtedness in excess of $1,000,000, set forth in Schedule 10.5; provided that (i) such Lien shall not apply to any other property or asset of the Parent or any Subsidiary other than (A) improvements and after‑acquired property that is affixed or incorporated into the property previously covered by such Lien, and (B) proceeds and products thereof and (ii) such Lien shall secure only those obligations which it secures on the date hereof and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

(c)    any Lien existing on any property or asset prior to the acquisition thereof by the Parent or any Subsidiary or existing on any property or asset of any Person that becomes a Subsidiary after the date hereof prior to the time such Person becomes a Subsidiary; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary, as the case may be, (ii) such Lien shall not apply to any other property or assets of the Parent or any Subsidiary (other than the proceeds or products thereof and other than improvements and after‑acquired property that is affixed or incorporated into the property covered by such Lien) and (iii) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Subsidiary, as the case may be, and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

(d)    Liens on fixed or capital assets acquired, constructed or improved by the Parent or any Subsidiary including purchase money Liens on real property and equipment; provided that (i) such security interests secure Indebtedness which shall not exceed $50,000,000 at any time outstanding, including any extensions, renewals and replacements of such Indebtedness that do not increase the outstanding principal amount thereof, (ii) such security interests and the Indebtedness secured thereby are incurred prior to or within one hundred eighty (180) days after such acquisition or the completion of such construction or improvement, (iii) the Indebtedness secured thereby does not exceed the cost of acquiring, constructing or improving such fixed or capital assets and (iv) such security interests shall not apply to any other property or assets of the Parent or any Subsidiary, except for additions or improvements to such property and the proceeds and products thereof;

(e)    Liens in favor of a custodian on financial assets (not securing Indebtedness for borrowed money or margin credit) held in securities accounts maintained with such custodian; and

(f)    other Liens securing Indebtedness of the Parent or any of its Subsidiaries not otherwise permitted by clauses (a) through (e), provided that such Indebtedness shall at all times be permitted within the limitations of Sections 10.7 and 10.9; provided, further, that notwithstanding the foregoing, the Parent shall not, and shall not permit any of its Subsidiaries to, secure pursuant to this Section 10.5(f) any Indebtedness outstanding under or pursuant to any Material Credit Facility unless and until the Notes (and any guaranty delivered in connection therewith) shall concurrently be secured equally and ratably with such Indebtedness pursuant to documentation reasonably acceptable to the Required Holders in substance and in form, including an intercreditor agreement and opinions of counsel to the Notes Parties, as the case may be, from counsel that is reasonably acceptable to the Required Holders.

Section 10.6.    Sale of Assets, Etc.  Except as permitted in Section 10.2, the Parent will not, and will not permit any Subsidiary to, sell, lease or otherwise dispose of any substantial part (as defined below) of the assets of the Parent and its Subsidiaries; provided, however, that the Parent or any Subsidiary may sell, lease or otherwise dispose of assets constituting a substantial part of the assets of the Parent and its Subsidiaries if such assets are sold in an arm’s length transaction and, at such time and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing and an amount equal to the net proceeds received from such sale, lease or other disposition (but only with respect to that portion of such assets that exceeds the definition of “substantial part” set forth below) shall be used within 365 days of such sale, lease or disposition, in any combination:

(1)    to acquire productive assets used or useful in carrying on the business of the Parent and its Subsidiaries and having a value at least equal to the portion of the value of such assets sold, leased or otherwise disposed of in excess of the definition of “substantial part” set forth below; and/or

(2)    to prepay or retire Senior Indebtedness of the Parent and/or its Subsidiaries, provided that (i) the Company shall offer to prepay each outstanding Note in a principal amount which equals the Ratable Portion for such Note, and (ii) any such prepayment of the Notes shall be made at par, together with accrued interest thereon to the date of such prepayment, but without the payment of the Make-Whole Amount.  Any offer of prepayment of the Notes pursuant to this Section 10.6 shall be given to each holder of the Notes by written notice that shall be delivered not less than fifteen (15) days and not more than sixty (60) days prior to the proposed prepayment date.  Each such notice shall state that it is given pursuant to this Section and that the offer set forth in such notice must be accepted by such holder in writing and shall also set forth (i) the prepayment date, (ii) a description of the circumstances which give rise to the proposed prepayment and (iii) a calculation of the Ratable Portion for such holder’s Notes.  Each holder of the Notes which desires to have its Notes prepaid shall notify the Company in writing delivered not less than five (5) Business Days prior to the proposed prepayment date of its acceptance of such offer of prepayment.  If a Holder does not accept an offer to prepay as set forth in this Section 10.6, the Company shall be permitted to retain the Ratable Portion of the net proceeds allocable to the Notes of such Holder without any further requirements for reinvestment or prepayment as set forth in this Section 10.6.

As used in this Section 10.6, a sale, lease or other disposition of assets shall be deemed to be a “substantial part” of the assets of the Parent and its Subsidiaries if the book value of such assets, when added to the book value of all other assets sold, leased or otherwise disposed of by the Parent and its Subsidiaries during the period of 12 consecutive months ending on the date of such sale, lease or other disposition, exceeds 10% of the book value of Consolidated Total Assets, determined as of the end of the fiscal year immediately preceding such sale, lease or other disposition; provided that there shall be excluded from any determination of a “substantial part” (i) any sale, lease or disposition of assets in the ordinary course of business of the Parent and its Subsidiaries, (ii)  any transfer of assets from the Parent to any Subsidiary or from any Subsidiary to the Parent or a Subsidiary, (iii) any sale or transfer of property acquired by the Parent or any Subsidiary after the date of this Agreement to any Person within 365 days following the acquisition or construction of such property by the Parent or any Subsidiary if the Parent or a Subsidiary shall concurrently with such sale or transfer, lease such property, as lessee, and (iv) any sale or transfer of assets within 365 days of the date such assets were acquired in connection with an acquisition of other assets which are required to be divested pursuant to an antitrust regulation, order or agreement of a Governmental Authority.

Section 10.7.    Consolidated Leverage Ratio.  The Parent will not permit its Consolidated Leverage Ratio at the end of any fiscal quarter to exceed 3.50 to 1.00; provided that, upon notice by the Obligors to the holders of Notes, as of the last day of each of the four consecutive fiscal quarters immediately following a Material Acquisition, such ratio may be greater than 3.50 to 1.00, but in no event greater than 4.00 to 1.00, and in which event, the Company shall be obligated to pay the Incremental Leverage Fee provided for in Section 1.4; provided further that in no event may the Consolidated Leverage Ratio be greater than 3.50 to 1.00 following a Material Acquisition on more than three separate occasions during the term of this Agreement.  The Consolidated Leverage Ratio will be calculated at the end of each fiscal quarter, using the results of the Reference Period ending with that fiscal quarter, it being understood that to the extent any Material Acquisition or any Material Disposition shall have occurred during such period, the Consolidated Leverage Ratio shall be calculated as if such acquisition or disposition occurred at the beginning of such period.

Section 10.8.    Consolidated Interest Coverage Ratio. The Parent will not permit its Consolidated Interest Coverage Ratio at the end of any fiscal quarter to be less than 2.00 to 1.00.  The Consolidated Interest Coverage Ratio will be calculated at the end of each fiscal quarter, using the results of the Reference Period ending with that fiscal quarter.

Section 10.9.    Priority Indebtedness.  The Parent will not permit its Priority Indebtedness at any time to exceed 20% of Consolidated Net Worth.

Section 11.    Events of Default.

An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing:

(a)    the Company defaults in the payment of any principal or Make‑Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

(b)    the Company defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

(c)    any Obligor defaults in the performance of or compliance with any term contained in Section 7.1(d) or Section 10; or

(d)    any Obligor or any Subsidiary Guarantor defaults in the performance of or compliance with any term contained herein (other than those referred to in Sections 11(a), (b) and (c)) or in any Subsidiary Guaranty and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) any Obligor receiving written notice of such default from any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this Section 11(d)); or

(e)    (i) any representation or warranty made in writing by or on behalf of any Obligor or by any officer of such Obligor in this Agreement or any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made, or (ii) any representation or warranty made in writing by or on behalf of any Subsidiary Guarantor or by any officer of such Subsidiary Guarantor in any Subsidiary Guaranty or any writing furnished in connection with such Subsidiary Guaranty proves to have been false or incorrect in any material respect on the date as of which made; or

(f)    (i) any Obligor or any other Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make‑whole amount or interest on any Indebtedness that is outstanding in an aggregate principal amount of at least $50,000,000 (or its equivalent in the relevant currency of payment) beyond any period of grace provided with respect thereto, or (ii) any Obligor or any other Subsidiary is in default in the performance of or compliance with any term of any evidence of any Indebtedness in an aggregate outstanding principal amount of at least $50,000,000 (or its equivalent in the relevant currency of payment) or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared (or one or more Persons are entitled to declare such Indebtedness to be), due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Indebtedness to convert such Indebtedness into equity interests), (x) any Obligor or any other Subsidiary has become obligated to purchase or repay Indebtedness before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $50,000,000 (or its equivalent in the relevant currency of payment), or (y) one or more Persons have the right to require any Obligor or any Subsidiary so to purchase or repay such Indebtedness; or

(g)    the Parent or any Material Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate or limited liability company action for the purpose of any of the foregoing; or

(h)    a court or other Governmental Authority of competent jurisdiction enters an order appointing, without consent by the Parent or any of its Material Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding‑up or liquidation of the Parent or any of its Material Subsidiaries, or any such petition shall be filed against the Parent or any of its Material Subsidiaries and such petition shall not be dismissed within 60 days; or

(i)    any event occurs with respect to the Parent or any Material Subsidiary which under the laws of any jurisdiction is analogous to any of the events described in Section 11(g) or Section 11(h), provided that the applicable grace period, if any, which shall apply shall be the one applicable to the relevant proceeding which most closely corresponds to the proceeding described in Section 11(g) or Section 11(h); or

(j)    one or more final judgments or orders for the payment of money aggregating in excess of $25,000,000 (or its equivalent in the relevant currency of payment), including any such final order enforcing a binding arbitration decision, are rendered against one or more of the Parent and its Subsidiaries and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

(k)    if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Parent or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) there is any “amount of unfunded benefit liabilities” (within the meaning of section 4001(a)(18) of ERISA) under one or more Plans, determined in accordance with Title IV of ERISA, (iv) the aggregate present value of accrued benefit liabilities under all funded Non‑U.S. Plans exceeds the aggregate current value of the assets of such Non‑U.S. Plans allocable to such liabilities, (v) the Parent or any ERISA Affiliate shall have incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (vi) the Parent or any ERISA Affiliate withdraws from any Multiemployer Plan, (vii) the Parent or any Subsidiary establishes or amends any employee welfare benefit plan that provides post‑employment welfare benefits in a manner that would increase the liability of the Parent or any Subsidiary thereunder, (viii) the Parent or any Subsidiary fails to administer or maintain a Non‑U.S. Plan in compliance with the requirements of any and all applicable laws, statutes, rules, regulations or court orders or any Non‑U.S. Plan is involuntarily terminated or wound up, or (ix) the Parent or any Subsidiary becomes subject to the imposition of a financial penalty (which for this purpose shall mean any tax, penalty or other liability, whether by way of indemnity or otherwise) with respect to one or more Non‑U.S. Plans; and any such event or events described in clauses (i) through (ix) above, either individually or together with any other such event or events, would reasonably be expected to have a Material Adverse Effect.  As used in this Section 11(k), the terms “employee benefit plan” and “employee welfare benefit plan” shall have the respective meanings assigned to such terms in section 3 of ERISA; or

(l)    except as permitted hereunder, any Subsidiary Guaranty shall cease to be in full force and effect, any Subsidiary Guarantor or any Person acting on behalf of any Subsidiary Guarantor shall contest in any manner the validity, binding nature or enforceability of any Subsidiary Guaranty, or the obligations of any Subsidiary Guarantor under any Subsidiary Guaranty are not or cease to be legal, valid, binding and enforceable in accordance with the terms of such Subsidiary Guaranty.

Section 12.    Remedies on Default, Etc.

    Section 12.1.    Acceleration.  (a) If an Event of Default with respect to any Obligor described in Section 11(g), (h) or (i) (other than an Event of Default described in clause (i) of Section 11(g) or described in clause (vi) of Section 11(g) by virtue of the fact that such clause encompasses clause (i) of Section 11(g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

(b)    If any other Event of Default has occurred and is continuing, the Required Holders may at any time at its or their option, by notice or notices to any Obligor, declare all the Notes then outstanding to be immediately due and payable.

(c)    If any Event of Default described in Section 11(a) or (b) has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to any Obligor, declare all the Notes held by it or them to be immediately due and payable.

Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon (including interest accrued thereon at the Default Rate) and (y) the Make‑Whole Amount determined in respect of such principal amount, shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived.  Each Obligor acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by any Obligor (except as herein specifically provided for) and that the provision for payment of a Make‑Whole Amount in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

Section 12.2.    Other Remedies.  If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note or Subsidiary Guaranty, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

Section 12.3.    Rescission.  At any time after any Notes have been declared due and payable pursuant to Section 12.1(b) or (c), the Required Holders, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make‑Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make‑Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) neither the Company nor any other Person shall have paid any amounts which have become due solely by reason of such declaration, (c) all Events of Default and Defaults, other than non‑payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (d) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes.  No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

Section 12.4.    No Waivers or Election of Remedies, Expenses, Etc.  No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies.  No right, power or remedy conferred by this Agreement, any Subsidiary Guaranty or any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise.  Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including reasonable attorneys’ fees, expenses and disbursements.

Section 13.    Registration; Exchange; Substitution of Notes.

Section 13.1.    Registration of Notes.  The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes.  The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register.  If any holder of one or more Notes is a nominee, then (a) the name and address of the beneficial owner of such Note or Notes shall also be registered in such register as an owner and holder thereof and (b) at any such beneficial owner’s option, either such beneficial owner or its nominee may execute any amendment, waiver or consent pursuant to this Agreement.  Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary.  The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

Section 13.2.    Transfer and Exchange of Notes.  Upon surrender of any Note to the Company at the address and to the attention of the designated officer (all as specified in Section 18(iii)), for registration of transfer or exchange (and in the case of a surrender for registration of transfer accompanied by a written instrument of transfer duly executed by the registered holder of such Note or such holder’s attorney duly authorized in writing and accompanied by the relevant name, address and other information for notices of each transferee of such Note or part thereof), within 10 Business Days thereafter, the Company shall execute and deliver, at the Company’s expense (except as provided below), one or more new Notes of the same series (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note.  Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Schedule 1-A or Schedule 1-B, as appropriate.  Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon.  The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes.  Notes shall not be transferred in denominations of less than $100,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $100,000.  Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2.

Section 13.3.    Replacement of Notes.  Upon receipt by the Company at the address and to the attention of the designated officer (all as specified in Section 18(iii)) of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

(a)    in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $50,000,000 or a Qualified Institutional Buyer, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or

(b)    in the case of mutilation, upon surrender and cancellation thereof,

within 10 Business Days thereafter, the Company at its own expense shall execute and deliver, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

Section 14.    Payments on Notes.

Section 14.1.    Place of Payment.  Subject to Section 14.2, payments of principal, Make‑Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York, New York at the principal office of Bank of America, N.A. in such jurisdiction.  The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

Section 14.2.    Payment by Wire Transfer.  So long as any Purchaser or its nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make‑Whole Amount, if any, interest and all other amounts becoming due hereunder by the method and at the address specified for such purpose below such Purchaser’s name in the Purchaser Schedule, or by such other method or at such other address as such Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1.  Prior to any sale or other disposition of any Note held by a Purchaser or its nominee, such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2.  The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by a Purchaser under this Agreement and that has made the same agreement relating to such Note as the Purchasers have made in this Section 14.2.

Section 14.3.    FATCA Information.  By acceptance of any Note, the holder of such Note agrees that such holder will with reasonable promptness duly complete and deliver to the Company, or to such other Person as may be reasonably requested by the Company, from time to time (a) in the case of any such holder that is a United States Person, such holder’s United States tax identification number or other Forms reasonably requested by the Company necessary to establish such holder’s status as a United States Person under FATCA and as may otherwise be necessary for the Company to comply with its obligations under FATCA and (b) in the case of any such holder that is not a United States Person, such documentation prescribed by applicable law (including as prescribed by section 1471(b)(3)(C)(i) of the Code) and such additional documentation as may be necessary for the Company to comply with its obligations under FATCA and to determine that such holder has complied with such holder’s obligations under FATCA or to determine the amount (if any) to deduct and withhold from any such payment made to such holder.  Nothing in this Section 14.3 shall require any holder to provide information that is confidential or proprietary to such holder unless the Company is required to obtain such information under FATCA and, in such event, the Company shall treat any such information it receives as confidential.

Section 15.    Expenses, Etc.

Section 15.1.    Transaction Expenses.  Whether or not the transactions contemplated hereby are consummated, the Company will pay all reasonable costs and expenses (including reasonable attorneys’ fees of a special counsel and, if reasonably required by the Required Holders, local or other counsel) incurred by the Purchasers and each other holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement, any Subsidiary Guaranty or the Notes (whether or not such amendment, waiver or consent becomes effective), including: (a) the reasonable costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, any Subsidiary Guaranty or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, any Subsidiary Guaranty or the Notes, or by reason of being a holder of any Note, (b) the reasonable costs and expenses, including financial advisors’ fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work‑out or restructuring of the transactions contemplated hereby and by the Notes and any Subsidiary Guaranty and (c) the costs and expenses incurred in connection with the initial filing of this Agreement and all related documents and financial information with the SVO provided, that such costs and expenses under this clause (c) shall not exceed $5,000 per series of Note.  If required by the NAIC, the Company shall obtain and maintain at its own cost and expense a Legal Entity Identifier (LEI).

The Company will pay, and will save each Purchaser and each other holder of a Note harmless from, (i) all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those, if any, retained by a Purchaser or other holder in connection with its purchase of the Notes), (ii) any and all wire transfer fees that any bank or other financial institution deducts from any payment under such Note to such holder or otherwise charges to a holder of a Note with respect to a payment under such Note and (iii) any judgment, liability, claim, order, decree, fine, penalty, cost, fee, expense (including reasonable attorneys’ fees and expenses) or obligation resulting from the consummation of the transactions contemplated hereby, including the use of the proceeds of the Notes by the Company.

Section 15.2.    Certain Taxes.  The Company agrees to pay all stamp, documentary or similar taxes or fees which may be payable in respect of the execution and delivery or the enforcement of this Agreement or any Subsidiary Guaranty or the execution and delivery (but not the transfer) or the enforcement of any of the Notes in the United States or any other jurisdiction where the Company or any Subsidiary Guarantor has assets or of any amendment of, or waiver or consent under or with respect to, this Agreement or any Subsidiary Guaranty or of any of the Notes, and to pay any value added tax due and payable in respect of reimbursement of costs and expenses by the Company pursuant to this Section 15, and will save each Purchaser and holder of a Note  to the extent permitted by applicable law harmless against any loss or liability resulting from nonpayment or delay in payment of any such tax or fee required to be paid by the Company hereunder.

Section 15.3.    Survival.  The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement, any Subsidiary Guaranty or the Notes, and the termination of this Agreement.

Section 16.    Survival of Representations and Warranties; Entire Agreement.

All representations and warranties contained herein, as of the date in which they are given, shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by any Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of such Purchaser or any other holder of a Note.  All statements contained in any certificate or other instrument delivered by or on behalf of the Company (as of the date in which they are given) pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement.  Subject to the preceding sentence, this Agreement, the Notes and any Subsidiary Guaranties embody the entire agreement and understanding between each Purchaser and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

Section 17.    Amendment and Waiver.

    Section 17.1.    Requirements.  This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), only with the written consent of the Parent, the Company and the Required Holders, except that:

    (a)    no amendment or waiver of any of Sections 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to any Purchaser unless consented to by such Purchaser in writing; and

    (b)     no amendment or waiver may, without the written consent of holder of each Note at the time outstanding, (i) subject to Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of (x) interest on the Notes or (y) the Make‑Whole Amount, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any amendment or waiver or the principal amount of the Notes that the Purchasers are to purchase pursuant to Section 2 upon the satisfaction of the conditions to Closing that appear in Section 4, or (iii) amend any of Sections 8 (except as set forth in the second sentence of Section 8.2), 11(a), 11(b), 12, 17, 20 or 22.

    Section 17.2.    Solicitation of Holders of Notes.

    (a)    Solicitation. The Company will provide each Purchaser and holder of a Note  with sufficient information, sufficiently (to the extent reasonably practicable) far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes or any Subsidiary Guaranty.  The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to this Section 17 or any Subsidiary Guaranty to each Purchaser and holder of a Note  promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

    (b)    Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any holder of a Note as consideration for or as an inducement to the entering into by such holder of any waiver or amendment of any of the terms and provisions hereof or of any Subsidiary Guaranty or any Note unless such remuneration is concurrently paid, or security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each holder of a Note even if such holder did not consent to such waiver or amendment.

    (c)    Consent in Contemplation of Transfer.  Any consent given pursuant to this Section 17 or any Subsidiary Guaranty by a holder of a Note that has transferred or has agreed to transfer its Note to (i) the Company, (ii) any Subsidiary or any other Affiliate or (iii) any other Person in connection with, or in anticipation of, such other Person acquiring, making a tender offer for or merging with the Company and/or any of its Affiliates (either pursuant to a waiver under Section 17.1(c) or subsequent to Section 8.5 having been amended pursuant to Section 17.1(c)), in each case in connection with such consent, shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such holder.

    Section 17.3.    Binding Effect, Etc.  Any amendment or waiver consented to as provided in this Section 17 or any Subsidiary Guaranty applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver.  No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon.  No course of dealing between the Company and any holder of a Note and no delay in exercising any rights hereunder or under any Note or Subsidiary Guaranty shall operate as a waiver of any rights of any holder of such Note.

    Section 17.4.    Notes Held by Company, Etc.   Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement, any Subsidiary Guaranty or the Notes, or have directed the taking of any action provided herein or in any Subsidiary Guaranty or the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

Section 18.    Notices.

Except to the extent otherwise provided in Section 7.4, all notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by an internationally recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by an internationally recognized overnight delivery service (charges prepaid).  Any such notice must be sent:

    (i)    if to any Purchaser or its nominee, to such Purchaser or nominee at the address specified for such communications in the Purchaser Schedule, or at such other address as such Purchaser or nominee shall have specified to the Company in writing,

    (ii)    if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing,

    (iii)    if to the Parent, to the Parent at its address set forth at the beginning hereof to the attention of Chief Legal Officer, or at such other address as the Parent shall have specified to the holder of each Note in writing; or

    (iv)    if to the Company, to the Company at its address set forth at the beginning hereof to the attention of Chief Legal Officer, or at such other address as the Company shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

Section 19.    Reproduction of Documents.

This Agreement and all documents relating thereto, including (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to any Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, electronic, digital, or other similar process and such Purchaser may destroy any original document so reproduced.  The Parent and the Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.  This Section 19 shall not prohibit the Parent, the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

Section 20.    Confidential Information.

For the purposes of this Section 20, “Confidential Information” means information delivered to any Purchaser by or on behalf of the Parent or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is confidential or proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Purchaser as being confidential information of the Parent or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any Person acting on such Purchaser’s behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by the Parent or any Subsidiary or (d) constitutes financial statements delivered to such Purchaser under Section 7.1 that are otherwise publicly available.  Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser, provided that such Purchaser may deliver or disclose Confidential Information to (i) its directors, officers, employees, agents, attorneys, trustees and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by its Notes), (ii) its auditors, financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which it sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 20), (v) any Person from which it offers to purchase any Security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 20), (vi) any federal or state regulatory authority having jurisdiction over such Purchaser, (vii) the NAIC or the SVO or, in each case, any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser’s investment portfolio, or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Purchaser is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser’s Notes, this Agreement or any Subsidiary Guaranty.  Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement.  On reasonable request by the Parent or the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying this Section 20.

In the event that as a condition to receiving access to information relating to the Parent or its Subsidiaries in connection with the transactions contemplated by or otherwise pursuant to this Agreement, any Purchaser or holder of a Note is required to agree to a confidentiality undertaking (whether through IntraLinks, another secure website, a secure virtual workspace or otherwise) which is different from this Section 20, this Section 20 shall not be amended thereby and, as between such Purchaser or such holder and the Company or the Parent, this Section 20 shall supersede any such other confidentiality undertaking.

Section 21.    Substitution of Purchaser.

Each Purchaser shall have the right to substitute any one of its Affiliates or another Purchaser or any one of such other Purchaser’s Affiliates (a “Substitute Purchaser”) as the purchaser of the Notes that it has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser and such Substitute Purchaser, shall contain such Substitute Purchaser’s agreement to be bound by this Agreement and shall contain a confirmation by such Substitute Purchaser of the accuracy with respect to it of the representations set forth in Section 6.  Upon receipt of such notice, any reference to such Purchaser in this Agreement (other than in this Section 21), shall be deemed to refer to such Substitute Purchaser in lieu of such original Purchaser.  In the event that such Substitute Purchaser is so substituted as a Purchaser hereunder and such Substitute Purchaser thereafter transfers to such original Purchaser all of the Notes then held by such Substitute Purchaser, upon receipt by the Company of notice of such transfer, any reference to such Substitute Purchaser as a “Purchaser” in this Agreement (other than in this Section 21), shall no longer be deemed to refer to such Substitute Purchaser, but shall refer to such original Purchaser, and such original Purchaser shall again have all the rights of an original holder of the Notes under this Agreement.

Section 22.    Parent Guaranty.

    Section 22.1.    Guaranty.  The Parent hereby agrees that it is liable for, and, as primary obligor and not merely as surety, absolutely and unconditionally guarantees to the holders of Notes the prompt payment when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, of the obligations and all costs and expenses including, without limitation, all court costs and reasonable attorneys’ and paralegals’ fees (including allocated costs of in‑house counsel and paralegals that are documented in writing) and expenses paid or incurred by the holders of Notes in endeavoring to collect all or any part of the Obligations from, or in prosecuting any action against, the Company or any other guarantor of all or any part of the Obligations (such costs and expenses, together with the obligations, collectively the “Guaranteed Obligations”).  The Parent further agrees that the Guaranteed Obligations may be extended or renewed in whole or in part without notice to or further assent from it, and that it remains bound upon its guarantee notwithstanding any such extension or renewal.  All terms of this Parent Guaranty apply to and may be enforced by or on behalf of any domestic or foreign branch or Affiliate of any holder of a Note that extended any portion of the Guaranteed Obligations.  The Parent irrevocably and unconditionally agrees that if any of the Guaranteed Obligations is or becomes unenforceable, invalid or illegal, it will, as an independent and primary obligation, indemnify the the holders of Notes immediately on demand against any cost, loss or liability they incur as a result of the Company not paying any amount which would, but for such unenforceability, invalidity, or illegality, have been payable by it under this Section 22 on the date when it would have been due (but so that the amount payable by the Parent under this indemnity will not exceed the amount it would have had to pay under this Section 22 if the amount claimed had been recoverable on the basis of a guaranty).

    Section 22.2.    Guaranty of Payment.  This Parent Guaranty is a guaranty of payment and not of collection.  The Parent waives any right to require any holder of a Note to sue the Company or any other person obligated for all or any part of the Guaranteed Obligations (each, an “Obligated Party”).

The Parent hereby irrevocably and unconditionally agrees that if any obligation guaranteed by it hereunder is or becomes unenforceable, invalid or illegal, it will, as an independent and primary obligation, indemnify the holders of Notes immediately on demand against any cost, loss or liability they incur as a result of the Company or any of its Affiliates not paying any amount which would, but for such unenforceability, invalidity or illegality, have been payable by the Parent under this Parent Guaranty on the date when it would have been due (but so that the amount payable by the Parent under this indemnity will not exceed the amount which it would have had to pay under this Parent Guaranty if the amount claimed had been recoverable on the basis of a guaranty).

    Section 22.3.    Continuing Guarantee; No Discharge or Diminishment of Parent Guaranty.  (a) Except as otherwise provided for herein, the obligations of the Parent hereunder shall constitute a continuing and irrevocable guarantee of all Guaranteed Obligations now or hereafter existing and are unconditional and absolute and not subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Guaranteed Obligations), including: (i) any claim of waiver, release, extension, renewal, settlement, surrender, alteration, or compromise of any of the Guaranteed Obligations, by operation of law or otherwise; (ii) any change in the corporate existence, structure or ownership of the Company or any other guarantor of or other person liable for any of the Guaranteed Obligations; (iii) any insolvency, bankruptcy, reorganization or other similar proceeding affecting any Obligated Party, or their assets or any resulting release or discharge of any obligation of any Obligated Party; or (iv) the existence of any claim, setoff or other rights which the Parent may have at any time against any Obligated Party, any holder of a Note, or any other person, whether in connection herewith or in any unrelated transactions.

    (b)    The obligations of the Parent hereunder are not subject to any defense or setoff, counterclaim, recoupment, or termination whatsoever by reason of the invalidity, illegality, or unenforceability of any of the Guaranteed Obligations or otherwise, or any provision of applicable law or regulation purporting to prohibit payment by any Obligated Party, of the Guaranteed Obligations or any part thereof.

    (c)    Further, the obligations of the Parent hereunder are not discharged or impaired or otherwise affected by: (i) the failure of any holder of a Note to assert any claim or demand or to enforce any remedy with respect to all or any part of the Guaranteed Obligations; (ii) any waiver or modification of or supplement to any provision of any agreement relating to the Guaranteed Obligations; (iii) any release, non‑perfection, or invalidity of any indirect or direct security for the obligations of the Company for all or any part of the Guaranteed Obligations or any obligations of any other guarantor of or other person liable for any of the Guaranteed Obligations; or (iv) any default, failure or delay, willful or otherwise, in the payment or performance of any of the Guaranteed Obligations, or any other circumstance, act, omission or delay that might in any manner or to any extent vary the risk of the Parent or that would otherwise operate as a discharge of the Parent as a matter of law or equity (other than the indefeasible payment in full in cash of the Guaranteed Obligations).

    Section 22.4.    Defenses Waived.  To the fullest extent permitted by applicable law, the Parent hereby waives any defense based on or arising out of any defense of the Company or the Parent or the unenforceability of all or any part of the Guaranteed Obligations from any cause, or the cessation from any cause of the liability of the Company or the Parent, other than the indefeasible payment in full in cash of the Guaranteed Obligations.  Without limiting the generality of the foregoing, the Parent irrevocably waives acceptance hereof, presentment, demand, protest and, to the fullest extent permitted by law, any notice not provided for herein, as well as any requirement that at any time any action be taken by any person against any Obligated Party, or any other person.

    Section 22.5.    Rights of Subrogation.  The Parent will not assert any right, claim or cause of action, including, without limitation, a claim of subrogation, contribution or indemnification that it has against any Obligated Party, until the Company has fully performed all its obligations to the holders of Notes.

    Section 22.6.    Reinstatement; Stay of Acceleration.  If at any time any payment of any portion of the Guaranteed Obligations (including a payment effected through exercise of a right of setoff) is rescinded, or is or must otherwise be restored or returned upon the insolvency, bankruptcy, or reorganization of the Company or otherwise (including pursuant to any settlement entered into by any holder of a Note in its discretion), the Parent’s obligations under this Parent Guaranty with respect to that payment shall be reinstated at such time as though the payment had not been made and whether or not the holders of Notes are in possession of this Parent Guaranty.  If acceleration of the time for payment of any of the Guaranteed Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Company, all such amounts otherwise subject to acceleration under the terms of any agreement relating to the Guaranteed Obligations shall nonetheless be payable by the Parent forthwith on demand by the holder of a Note.

    Section 22.7.    Information.  The Parent assumes all responsibility for being and keeping itself informed of the Company’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that the Parent assumes and incurs under this Parent Guaranty, and agrees that no holder of a Note shall have any duty to advise the Parent of information known to it regarding those circumstances or risks.

    Section 22.8.    Maximum Liability.  The provisions of this Parent Guaranty are severable, and in any action or proceeding involving any state corporate law, or any state, federal or foreign bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of the Parent under this Parent Guaranty would otherwise be held or determined to be avoidable, invalid or unenforceable on account of the amount of the Parent’s liability under this Parent Guaranty, then, notwithstanding any other provision of this Parent Guaranty to the contrary, the amount of such liability shall, without any further action by the Parent or the holders of Notes, be automatically limited and reduced to the highest amount that is valid and enforceable as determined in such action or proceeding (such highest amount determined hereunder being the Parent’s “Maximum Liability”).  This Section with respect to the Maximum Liability of the Parent is intended solely to preserve the rights of the holders of Notes to the maximum extent not subject to avoidance under applicable law, and none of Parent or any other person or entity shall have any right or claim under this Section with respect to such Maximum Liability, except to the extent necessary so that the obligations of the Parent hereunder shall not be rendered voidable under applicable law.  The Parent agrees that the Guaranteed Obligations may at any time and from time to time exceed the Maximum Liability of the Parent without impairing this Parent Guaranty or affecting the rights and remedies of the holders of Notes hereunder; provided that, nothing in this sentence shall be construed to increase the Parent’s obligations hereunder beyond its Maximum Liability.

    Section 22.9.    Liability Cumulative.  The liability of the Parent under this Section 22 is in addition to and shall be cumulative with all liabilities of the Parent to the holders of Notes under this Agreement and the other Note Documents to which the Parent is a party or in respect of any obligations or liabilities of the Company, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

    Section 22.10.    Limitation of Guaranty.  Notwithstanding any other provision of this Parent Guaranty, the amount guaranteed by the Parent hereunder shall be limited to the extent, if any, required so that its obligations hereunder shall not be subject to avoidance under Section 548 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law.  In determining the limitations, if any, on the amount of the Parent’s obligations hereunder pursuant to the preceding sentence, it is the intention of the parties hereto that any rights of subrogation, indemnification or contribution which the Parent may have under this Parent Guaranty, any other agreement or applicable law shall be taken into account.

Section 23.    Miscellaneous.

    Section 23.1.    Successors and Assigns.  All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including any subsequent holder of a Note) whether so expressed or not, except that, subject to Section 10.2, the Company or the Parent may not assign or otherwise transfer any of its rights or obligations hereunder or under the Notes without the prior written consent of each holder.  Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto and their respective successors and assigns permitted hereby) any legal or equitable right, remedy or claim under or by reason of this Agreement.

    Section 23.2.    Accounting Terms.  (a) All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP.  Except as otherwise specifically provided herein, (i) all computations made pursuant to this Agreement shall be made in accordance with GAAP, and (ii) all financial statements shall be prepared in accordance with GAAP.  For purposes of determining compliance with this Agreement (including Section 9, Section 10 and the definition of “Indebtedness”), any election by the Parent to measure any financial liability using fair value (as permitted by Financial Accounting Standards Board Accounting Standards Codification Topic No. 825‑10‑25 – Fair Value Option, International Accounting Standard 39 – Financial Instruments: Recognition and Measurement or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made.

    (b)    Changes in GAAP.  If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in this Agreement, and either the Parent, the Company or the Required Holders shall so request, the holders of Notes and the Company and the Parent shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Holders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Company shall provide to the holders of Notes financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.

    Section 23.3.    Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

    Section 23.4.    Construction, Etc.  Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant.  Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

Defined terms herein shall apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.”  The word “will” shall be construed to have the same meaning and effect as the word “shall.”  Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein) and, for purposes of the Notes, shall also include any such notes issued in substitution therefor pursuant to Section 13, (b) subject to Section 23.1, any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections and Schedules shall be construed to refer to Sections of, and Schedules to, this Agreement, and (e) any reference to any law or regulation herein shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time.

    Section 23.5.    Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument.  Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

    Section 23.6.    Governing Law.  This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice‑of‑law principles of the law of such State (other than those set forth in Section 5-1401 and 5-1402 of the New York General Obligations Law) that would permit the application of the laws of a jurisdiction other than such State.

    Section 23.7.    Jurisdiction and Process; Waiver of Jury Trial.  (a) The Company and the Parent irrevocably submit to the non‑exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to the Note Documents.  To the fullest extent permitted by applicable law, the Company and the Parent irrevocably waive and agree not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

    (b)    The Company and the Parent agree, to the fullest extent permitted by applicable law, that a final judgment in any suit, action or proceeding of the nature referred to in Section 23.7(a) brought in any such court shall be conclusive and binding upon them subject to rights of appeal, as the case may be, and may be enforced in the courts of the United States of America or the State of New York (or any other courts to the jurisdiction of which it or any of its assets is or may be subject) by a suit upon such judgment.

    (c)    The Company and the Parent consent to process being served by or on behalf of any holder of Notes in any suit, action or proceeding of the nature referred to in Section 23.7(a) by mailing a copy thereof by registered, certified, priority or express mail (or any substantially similar form of mail), postage prepaid, return receipt or delivery confirmation requested, to it at its address specified in Section 18 or at such other address of which such holder shall then have been notified pursuant to said Section.  The Company and the Parent agree that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it.  Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

    (d)    Nothing in this Section 23.7 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against the Company or the Parent in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

    (e)    The parties hereto hereby waive trial by jury in any action brought on or with respect to this Agreement, the Notes or any other document executed in connection herewith or therewith.

*    *    *    *    *

If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Company, whereupon this Agreement shall become a binding agreement between you, the Company and the Parent.

Very truly yours,

Paychex of New York LLC

By /s/ Efrain Rivera

Name: Efrain Rivera

Title: Treasurer

Paychex, Inc.

By /s/ Efrain Rivera

Name: Efrain Rivera

Title: Senior Vice President, Chief

Financial Officer and Treasurer

Accepted as of the date first written above.

American General Life Insurance Company

The United States Life Insurance Company in the City of New York

By:   AIG Asset Management (U.S.), LLC, as Investment Adviser

By /s/ Gerald F. Herman

     Name: Gerald F. Herman

     Title: Managing Director

Accepted as of the date first written above.

The Northwestern Mutual Life Insurance Company

By: Northwestern Mutual Investment Management
Company, LLC, its investment advisor

By:  /s/ Bradley T. Kunath

Name: Bradley T. Kunath

Managing Director

The Northwestern Mutual Life Insurance Company for its Group Annuity Separate Account

By: /s/ Bradley T. Kunath

Name: Bradley T. Kunath

Its Authorized Representative

Accepted as of the date first written above.

Metropolitan Life Insurance Company

by MetLife Investment Advisors, LLC, Its Investment Manager

Metropolitan Property and Casualty Insurance Company

by MetLife Investment Advisors, LLC, Its Investment Manager

Metropolitan Tower Life Insurance Company

by MetLife Investment Advisors, LLC, Its Investment Manager

By:/s/ John A. Wills__________

Name: John A. Wills

Title: Managing Director

MetLife Insurance K.K.

by MetLife Investment Advisors, LLC, Its Investment Manager

By: /s/ Jennifer Potenta

Name: Jennifer Potenta

Title: Managing Director

Accepted as of the date first written above.

Brighthouse Life Insurance Company

by MetLife Investment Advisors, LLC, Its Investment Manager

Brighthouse Life Insurance Company of NY

by MetLife

by MetLife Investment Advisors, LLC, Its Investment Manager

Brighthouse Reinsurance Company of Delaware

by MetLife Investment Advisors, LLC, Its Investment Manager

By: /s/ Judith A. Gulotta

Name: Judith A. Gulotta

Title: Managing Director

Farmers New World Life Insurance Company

by MetLife Investment Advisors, LLC, Its Investment Manager

By: /s/ Frank O. Monfalcone

Name: Frank O. Monfalcone

Title: Managing Director

Associated Electric & Gas Insurance Services Limited

by MetLife Investment Advisors, LLC, Its Investment Manager

By: /s/ Frank O. Monfalcone

Name: Frank O. Monfalcone

Title: Managing Director

Accepted as of the date first written above.

Zurich American Insurance Company

by MetLife Investment Advisors, LLC, Its Investment Manager

Pension and Savings Committee,

On Behalf of The Zurich American Insurance Company Master Retirement Trust

by MetLife Investment Advisors, LLC, Its Investment Manager

Zurich Insurance Company Ltd, Bermuda Branch

by MetLife Investment Advisors, LLC, Its Investment Manager

By: /s/ Frank O. Monfalcone

Name: Frank O. Monfalcone

Title: Managing Director

Accepted as of the date first written above.

Pensionskasse des Bundes Publica

By:  MetLife Investment Management Limited, as Investment Manager

By: /s/ Ewan Machalay

Name: Ewan Machalay

Title: VP

Accepted as of the date first written above.

Massachusetts Mutual Life Insurance Company

By:  Barings LLC as Investment Adviser

By: /s/ Shawn Robinson

Name: Shawn Robinson

Title: Managing Director

MassMutual Asia Limited

By:  Barings LLC as Investment Adviser

By: /s/ Shawn Robinson

Name: Shawn Robinson

Title: Managing Director

MUFG Fund Services (Cayman) Limited, acting solely in its capacity as trustee of Bright – I Fund, a sub-fund of Global Private Credit Umbrella Unit Trust*

By:  Barings LLC as Investment Adviser

By: /s/ Shawn Robinson

Name: Shawn Robinson

Title: Managing Director

________________________

* Trustee’s obligations in such capacity will be solely the obligations of the Trustee acting on behalf of Bright – I Fund, and that no creditor will have any recourse against any of the Trustee, (or any of its directors, officers or employees) for any claims, losses, damages, liabilities, indemnities or other obligations whatsoever in connection with actions taken by the Trustee, with any recourse to the Trustee limited to the assets of Bright – I Fund

Accepted as of the date first written above

Teachers Insurance and Annuity Association of America

By:Nuveen Alternatives Advisors LLC,

its investment manager

By: /s/ Jeffrey Hughes   kfa

       Name:  Jeffrey Hughes

       Title:  Director

Accepted as of the date first written above

Jackson National Life Insurance Company

By:PPM America, Inc., as attorney in fact, on behalf of Jackson National Life Insurance Company

By_________________________________________________________________________________/s/ Elena Unger

     Name:  Elena Unger

     Title:  Vice President

Accepted as of the date first written above.

New York Life Insurance Company

By: /s/ Andrew Leisman

     Name:  Andrew Leisman

     Title:  Corporate Vice President

New York Life Insurance and Annuity Corporation

By:  NYL Investors LLC, its Investment Manager

By: /s/ Andrew Leisman

     Name:  Andrew Leisman

     Title:  Director

New York Life Insurance and Annuity Corporation institutionally owned life insurance separate account (BOLI 30E)

By:  NYL Investors LLC, its Investment Manager

By: /s/ Andrew Leisman

     Name:  Andrew Leisman

     Title:  Director

Accepted as of the date first written above.

The Bank of New York Mellon, a banking corporation organized under the laws of New York, not in its individual capacity but solely as Trustee under that certain Trust Agreement dated as of July 1st, 2015 between New York Life Insurance Company, as Grantor, John Hancock Life Insurance Company (U.S.A.), as Beneficiary, John Hancock Life Insurance Company of New York, as Beneficiary, and The Bank of New York Mellon, as Trustee

By:  New York Life Insurance Company, its attorney-in-fact

By: /s/ Andrew Leisman

     Name:  Andrew Leisman

     Title:  Corporate Vice President

Accepted as of the date first written above

Nationwide Life Insurance
Company

Nationwide Life and Annuity
Insurance Company

By_____________________________________________________________________ /s/ Stephen M. Jordan

     Name:  Stephen M. Jordan

     Title:  Authorized Signatory

Accepted as of the date first written above

State Farm Life Insurance Company

By___________________________________________________________________________________/s/ Julie Hoyer

     Name:  Julie Hoyer

     Title:   Investment Executive

By___________________________________________________________________________/s/ Jeffrey Attwood

     Name:  Jeffrey Attwood

     Title:  Investment Professional

State Farm Life and Accident Assurance Company

By___________________________________________________________________________________/s/ Julie Hoyer

     Name:  Julie Hoyer

     Title:   Investment Executive

By___________________________________________________________________________/s/ Jeffrey Attwood

     Name:  Jeffrey Attwood

     Title:  Investment Professional

Accepted as of the date first written above.

Prudential Retirement Insurance and Annuity Company

By: PGIM, Inc., as investment manager

By: /s/ ERS

Vice President

Pensionskasse des Bundes Publica

By:  Pricoa Capital Group Limited,

        as investment manager

By:/s/ Edward Jolly

Director

Zurich American Insurance Company

By:  Prudential Private Placement Investors, L.P.,

       (as Investment Advisor)

By:  Prudential Private Placement Investors, Inc.,

       (as its General Partner))

By: /s/ ERS

Vice President

The Gibraltar Universal Life Reinsurance Company

By: PGIM, Inc., as investment manager

By: /s/ ERS

        Vice President

Accepted as of the date first written above.

Prudential Term Reinsurance Company

By: PGIM, Inc., as investment manager

By: /s/ ERS

Vice President

Accepted as of the date first written above.

Thrivent Financial for Lutherans

By: /s/ Christopher Patton

Name:  Christopher Patton

Title:  Managing Director

Accepted as of the date first written above.

Hartford Insurance Company of Illinois

Hartford Life and Accident Insurance Company

By:  Hartford Investment Management Company, their investment manager

By: /s/ Dawn Bruneau

Name:  Dawn Bruneau

Title:  Vice President

Talcott Resolution Life Insurance Company

By:  Hartford Investment Management Company, its investment manager

By: /s/ Dawn Bruneau

Name:  Dawn Bruneau

Title:  Vice President

Accepted as of the date first written above.

Principal Life Insurance Company

By:  Principal Global Investors, LLC

       a Delaware limited liability company,

       its authorized signatory

By: /s/ Alex P. Montz

Name:  Alex P. Montz

Title:  Counsel

By: /s/ Justin T. Lange

Name:  Justin T. Lange

Title:  Counsel

Accepted as of the date first written above.

The Lincoln National Life Insurance Company

By:  Macquarie Investment Management Advisers,
a series of Macquarie Investment Management Business Trust, Attorney in Fact

Fact

By: /s/ Alexander Alston

Name: Alexander Alston

Title: Senior Vice President

Accepted as of the date first written above

Athene Annuity and Life Company

By:  Athene Asset Management LLC, its investment adviser

By:  /s/ Roger D. Fors

     Name:  Roger D. Fors

     Title:  Senior Vice President, Fixed Income

Voya Insurance and Annuity Company

By:Athene Asset Management LLC, its investment adviser

By:  /s/ Roger D. Fors

     Name:  Roger D. Fors

     Title:  Senior Vice President, Fixed Income

The Lincoln National Life Insurance Company

By: Athene Asset Management LLC, its investment adviser

By:  /s/ Roger D. Fors

     Name:  Roger D. Fors

     Title:  Senior Vice President, Fixed Income

Accepted as of the date first written above

Unum Life Insurance Company of America

By: Provident Investment Management,  LLC

Its: Agent

By:  /s/ Ben Vance

Name:  Ben Vance

Title:  Vice President,  Senior Managing  Director

First Unum Life Insurance Company

By: Provident Investment Management,  LLC

Its: Agent

By:  /s/ Ben Vance

Name:  Ben Vance

Title:  Vice President,  Senior Managing  Director

Accepted as of the date first written above

Voya Retirement Insurance and Annuity Company

Reliastar Life Insurance Company

Reliastar Life Insurance Company of New York

By: Voya Investment Management LLC, as Agent

By:  /s/ Fitzhugh L. Wickham III

Name:  Fitzhugh L. Wickham III

Title:  Vice President

Voya Retirement Insurance and Annuity Company

United Technologies Corporation Employee Savings Plan Master Trust

By: Voya Investment Management Co. LLC, as Agent

By:  /s/ Fitzhugh L. Wickham III

Name:  Fitzhugh L. Wickham III

Title:  Vice President

Accepted as of the date first written above

Minnesota Life Insurance Company

The Cincinnati Life Insurance Company

Securian Life Insurance Company

Alliance United Insurance Company

Optum Bank, Inc.

Blue Cross and Blue Shield of Florida, Inc.

Catholic Financial Life

UnitedHealthcare Insurance Company

American Republic Insurance Company

Trustmark Insurance Company

Gleaner Life Insurance Society

Unity Financial Life Insurance Company

New Era Life Insurance Company

Western Fraternal Life Association

Delta Dental of Minnesota

By:  Securian Asset Management, Inc.

By:  /s/ Jon R. Thompson

    Name:  Jon R. Thompson

    Title:  Vice Presiden

Accepted as of the date first written above

American Equity Investment Life Insurance Company

By:  /s/ Jeffrey A. Fossell

    Name:  Jeffrey A. Fossell

    Title:  Authorized Signatory

Eagle Life Insurance Company

By:  /s/ Jeffrey A. Fossell

    Name:  Jeffrey A. Fossell

    Title:  Authorized Signatory

Accepted as of the date first written above

Allianz Life Insurance Company of North America

By: Allianz Global Investors U.S. LLC

       As the authorized signatory and investment manager

By:  /s/ Charles Dudley

Name:  Charles Dudley

Title:  Managing Director

Allianz Global Risks US Insurance Company

By: Allianz Global Investors U.S. LLC

       As the authorized signatory and investment manager

By:  /s/ Charles Dudley

Name:  Charles Dudley

Title:  Managing Director

Accepted as of the date first written above

AXA Equitable Life Insurance Company

By_____________________________________________________________________________________ /s/ Amy Judd

     Name:  Amy Judd

     Title:  Investment Officer

Accepted as of the date first written above

Horizon Blue Cross and Blue Shield of New Jersey

By  /s/ Amy Judd

     Name:  Amy Judd

     Title:  Senior Vice President

Accepted as of the date first written above

American United Life Insurance Company

By:  /s/ Steven T. Holland

Name:  Steven T. Holland

Title:  Vice President

The State Life Insurance Company

By:American United Life Insurance Company

Its:Agent

By:  /s/ Steven T. Holland

Name:  Steven T. Holland

Title:  Vice President

Accepted as of the date first written above

Integrity Life Insurance Company

By /s/ Daniel R. Larsen

     Name:  Daniel R. Larsen

     Title:  Vice President

By/s/ Kevin L. Howard

     Name:  Kevin L. Howard

     Title:  Senior Vice President

National Integrity Life Insurance Company

By /s/ Daniel R. Larsen

     Name:  Daniel R. Larsen

     Title:  Vice President

By /s/ Kevin L. Howard

    Name:  Kevin L. Howard

    Title:  Senior Vice President

Accepted as of the date first written above

Auto-Owners Life Insurance Company

By:  Fort Washington Investment Advisors,
as investment adviser

By /s/ Douglas E. Kelsey

    Name:  Douglas E. Kelsey

    Title:  VP-Private Placements

By /s/ Roger Lanham

    Name:  Roger Lanham

    Title:  SVP and Co-Chief Investment Officer

Accepted as of the date first written above

United of Omaha Life Insurance Company

By /s/ Justin P. Kavan

     Name:  Justin P. Kavan

     Title:  Senior Vice President

Accepted as of the date first written above

The Guardian Life Insurance Company of America

By /s/ Barry Scheinholtz

     Name:  Barry Scheinholtz

     Title:  Senior Director

Berkshire Life Insurance Company of America

By /s/ Barry Scheinholtz

    Name:  Barry Scheinholtz

    Title:  Senior Director

The Guardian Insurance & Annuity Company, Inc.

By /s/ Barry Scheinholtz

    Name:  Barry Scheinholtz

    Title:  Senior Director

Accepted as of the date first written above

Genworth Life Insurance Company

By /s/ Stuart Shepetin

    Name:  Stuart Shepetin

    Title:  Investment Officer

Genworth Mortgage Insurance Corporation

By /s/ Stuart Shepetin

    Name:  Stuart Shepetin

    Title:  Investment Officer

Accepted as of the date first written above.

Life Insurance Company of the Southwest

By:/s/ Josh Kruk

Name:  Josh Kruk

Title: Deputy CIO

Sentinel Asset Management, Inc.

Accepted as of the date first written above.

CMFG Life Insurance Company

By:  MEMBERS Capital Advisors, Inc. acting as Investment Advisor

By: /s/ Jason Micks

Name:  Jason Micks

Title:  Director II, Investments

Accepted as of the date first written above

RGA Reinsurance Company

By:  /s/ Amy Gibson

    Name:  Amy Gibson

    Title:  Vice President

Accepted as of the date first written above

Ameritas Life Insurance Corp.

Ameritas Life Insurance Corp. of New York

By: Ameritas Investment Partners Inc., as Agent

By /s/ Tina Udell

    Name:  Tina Udell

    Title:  Vice President & Managing Director

Accepted as of the date first written above.

Southern Farm Bureau Life Insurance Company

By: /s/ David Divine

Name:  David Divine

Title:  Senior Portfolio Manager

Defined Terms

As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

“Affiliate” means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and, with respect to the Company, shall include any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of the Company or any Subsidiary or any Person of which the Parent and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests.  Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of the Parent.

“Agreement” means this Note Purchase and Guarantee Agreement, including all Schedules and exhibits attached to this Agreement.

“Anti‑Corruption Laws” means any law or regulation in a U.S. or any non‑U.S. jurisdiction regarding bribery or any other corrupt activity, including the U.S. Foreign Corrupt Practices Act and the U.K. Bribery Act 2010.

“Anti‑Money Laundering Laws” means any law or regulation in a U.S. or any non‑U.S. jurisdiction regarding money laundering, drug trafficking, terrorist‑related activities or other money laundering predicate crimes, including the Currency and Foreign Transactions Reporting Act of 1970 (otherwise known as the Bank Secrecy Act) and the USA PATRIOT Act.

“Blocked Person” means (a) a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons published by OFAC, (b) a Person, entity, organization, country or regime that is blocked or a target of sanctions that have been imposed under U.S. Economic Sanctions Laws or (c) a Person that is an agent, department or instrumentality of, or is otherwise beneficially owned by, controlled by or acting on behalf of, directly or indirectly, any Person, entity, organization, country or regime described in clause (a) or (b).

“Business Day” means (a) for the purposes of Section 8.6 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York are required or authorized to be closed.

“Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital lease obligations on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

“Change in Control” is defined in Section 8.8.

“Closing” is defined in Section 3.

“Code” means the Internal Revenue Code of 1986 and the rules and regulations promulgated thereunder from time to time.

“Company” is defined in the first paragraph of this Agreement.

“Confidential Information” is defined in Section 20.

“Consolidated EBITDA” means, with reference to any period, Consolidated Net Income plus, without duplication and to the extent deducted from revenues in determining Consolidated Net Income, (i) Consolidated Interest Expense, (ii) expense for income taxes paid or accrued, (iii) depreciation, (iv) amortization, (v) extraordinary or non-recurring non-cash expenses or losses incurred other than in the ordinary course of business, (vi) non-cash expenses related to stock based compensation, all calculated for the Parent and its Subsidiaries in accordance with GAAP on a consolidated basis.

“Consolidated Interest Coverage Ratio” means, as of the end of any fiscal quarter, the ratio of (a) Consolidated EBITDA for the period of the four consecutive fiscal quarters then ending to (b) Consolidated Interest Expense paid or required to be paid during such period.

“Consolidated Interest Expense” means, with reference to any period, the interest expense (including without limitation interest expense under Capital Lease Obligations that is treated as interest in accordance with GAAP) of the Parent and its Subsidiaries calculated on a consolidated basis for such period with respect to all outstanding Indebtedness of the Parent and its Subsidiaries allocable to such period in accordance with GAAP (including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers acceptance financing and net costs under interest rate Swap Agreements to the extent such net costs are allocable to such period in accordance with GAAP).

“Consolidated Leverage Ratio” means, as of the end of any fiscal quarter, the ratio of (a) Consolidated Total Indebtedness as of the end of such fiscal quarter, to (b) Consolidated Pro Forma EBITDA for the period of the four consecutive fiscal quarters then ending.

“Consolidated Net Income” means, with reference to any period, the net income (or loss) of the Parent and its Subsidiaries calculated in accordance with GAAP on a consolidated basis (without duplication) for such period; provided that there shall be excluded any income (or loss) of any Person other than the Parent or a Subsidiary, but any such income so excluded may be included in such period or any later period to the extent of any cash dividends or distributions actually paid in the relevant period to the Parent or any wholly-owned Subsidiary of the Parent.

“Consolidated Net Worth” means, as of the date of any determination thereof, the consolidated stockholders’ equity of the Parent and its Subsidiaries calculated in accordance with GAAP on a consolidated basis as of such date.

“Consolidated Pro Forma EBITDA” means, with reference to any period, Consolidated Net Income plus, without duplication and to the extent deducted from revenues in determining Consolidated Net Income, (i) Consolidated Interest Expense, (ii) expense for income taxes paid or accrued, (iii) depreciation, (iv) amortization, (v) extraordinary or non-recurring non-cash expenses or losses incurred other than in the ordinary course of business, (vi) non-cash expenses related to stock based compensation, all calculated for the Parent and its Subsidiaries in accordance with GAAP on a consolidated basis.  For the purposes of calculating Consolidated Pro Forma EBITDA for any Reference Period, (i) if at any time during such Reference Period the Parent or any Subsidiary shall have made any Material Disposition, the Consolidated Pro Forma EBITDA for such Reference Period shall be reduced by an amount equal to the Consolidated Pro Forma EBITDA (if positive) attributable to the property that is the subject of such Material Disposition for such Reference Period or increased by an amount equal to the Consolidated Pro Forma EBITDA (if negative) attributable thereto for such Reference Period, and (ii) if during such Reference Period the Parent or any Subsidiary shall have made a Material Acquisition, Consolidated Pro Forma EBITDA for such Reference Period shall be calculated after giving effect thereto on a pro forma basis as if such Material Acquisition occurred on the first day of such Reference Period.

“Consolidated Total Assets” means, as of the date of any determination thereof, total assets of the Parent and its Subsidiaries calculated in accordance with GAAP on a consolidated basis as of such date.

“Consolidated Total Indebtedness” means at any time the sum, without duplication, of (a) the aggregate Indebtedness of the Parent and its Subsidiaries calculated on a consolidated basis as of such time in accordance with GAAP, (b) the aggregate amount of Indebtedness of the Parent and its Subsidiaries relating to the maximum drawing amount of all bankers acceptances and (c) Indebtedness of the type referred to in clauses (a) or (b) hereof of another Person guaranteed by the Parent or any of its Subsidiaries.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise; and the terms “Controlled” and “Controlling” shall have meanings correlative to the foregoing.

“Controlled Entity” means (a) any of the Subsidiaries of the Parent and any of their or the Parent’s respective Controlled Affiliates and (b) if the Parent has a parent company, such parent company and its Controlled Affiliates.

“Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

“Default Rate” means, for any series of Note, that rate of interest per annum that is 2.00% above the rate of interest stated in clause (a) of the first paragraph of the Notes of such series.

“Disclosure Documents” is defined in Section 5.3.

“EDGAR” means the SEC’s Electronic Data Gathering, Analysis and Retrieval System or any successor SEC electronic filing system for such purposes.

“Environmental Laws” means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to Hazardous Materials.

“ERISA” means the Employee Retirement Income Security Act of 1974 and the rules and regulations promulgated thereunder from time to time in effect.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that is treated as a single employer together with the Parent under section 414 of the Code.

“Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any of the foregoing.

“Event of Default” is defined in Section 11.

“FATCA” means (a) sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), together with any current or future regulations or official interpretations thereof, (b) any treaty, law or regulation of any other jurisdiction, or relating to an intergovernmental agreement between the United States of America and any other jurisdiction, which (in either case) facilitates the implementation of the foregoing clause (a), and (c) any agreements entered into pursuant to section 1471(b)(1) of the Code.

“Form 10‑K” is defined in Section 7.1(b).

“Form 10‑Q” is defined in Section 7.1(a).

“GAAP” means (a) generally accepted accounting principles as in effect from time to time in the United States of America and (b) for purposes of Section 9.6, with respect to any Subsidiary, generally accepted accounting principles (including International Financial Reporting Standards, as applicable) as in effect from time to time in the jurisdiction of organization of such Subsidiary.

“Governmental Authority” means

    (a)    the government of

    (i)    the United States of America or any state or other political subdivision thereof, or

    (ii)    any other jurisdiction in which the Parent or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Parent or any Subsidiary, or

    (b)    any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

“Governmental Official” means any governmental official or employee, employee of any government‑owned or government‑controlled entity, political party, any official of a political party, candidate for political office, official of any public international organization or anyone else acting in an official capacity.

“Guaranteed Obligations” is defined in Section 22.1.

“Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided, that the term “Guarantee” shall not include endorsements for collection or deposit in the ordinary course of business.

“Guarantors” means, collectively, the Parent and the Subsidiary Guarantors, and “Guarantor” means any one of them.

“Hazardous Materials” means any and all pollutants, toxic or hazardous wastes or other substances, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is or shall be restricted, prohibited or penalized by any Environmental Law, including asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum, petroleum products, lead based paint, radon gas or similar restricted, prohibited or penalized substances.

“holder” means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 13.1, provided, however, that if such Person is a nominee, then for the purposes of Sections 7, 12, 17.2 and 18 and any related definitions in this Schedule A, “holder” shall mean the beneficial owner of such Note whose name and address appears in such register.

“Incremental Leverage Fee” is defined in Section 1.4(a).

“Incremental Leverage Fee Payment” is defined in Section 1.4(b).

“Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty which are drawn and unreimbursed, (j) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances and (k) all obligations of such Person under Sale and Leaseback Transactions.  The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

“INHAM Exemption” is defined in Section 6.2(e).

“Institutional Investor” means (a) any Purchaser of a Note, (b) any holder of a Note holding (together with one or more of its affiliates) more than 10% of the aggregate principal amount of the Notes then outstanding, (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form, and (d) any Related Fund of any holder of any Note.

“Interest Payment Dates” is defined in Section 1(b).

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

“Make‑Whole Amount” is defined in Section 8.6.

“Material” means material in relation to the business, operations, affairs, financial condition, assets or properties of the Parent and its Subsidiaries taken as a whole.

“Material Acquisition” means any acquisition of property or series of related acquisitions of property that (a) constitutes (i) assets comprising all or substantially all or any significant portion of a business or operating unit of a business, or (ii) all or substantially all of the common stock or other Equity Interests of a Person, and (b) involves the payment of consideration by the Parent and its Subsidiaries in excess of $100,000,000.

“Material Adverse Effect” means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Parent and its Subsidiaries taken as a whole, (b) the ability of the Parent or the Company to perform its obligations under this Agreement and the Notes, (c) the ability of any Subsidiary Guarantor to perform its obligations under its Subsidiary Guaranty, or (d) the validity or enforceability of this Agreement, the Notes or any Subsidiary Guaranty.

“Material Credit Facility” means, as to the Parent, the Company and the Subsidiaries of the Parent,

    (a)    the (i) the 2017 Credit Agreement dated as of August 17, 2017 among the Company, the Parent, JPMorgan Chase Bank, N.A. as administrative agent and the other lenders party thereto; (ii) the Credit Agreement dated as of March 17, 2016 among the Paychex Advance LLC, the Parent, PNC Bank, National Association, as administrative agent and the other lenders party thereto; and (iii) the Credit Agreement dated as of August 5, 2015 among the Company, the Parent, JPMorgan Chase Bank, N.A. as administrative agent and the other lenders party thereto; in each case including any renewals, extensions, amendments, supplements, restatements, replacements or refinancing thereof; and

    (b)    any other agreement(s) creating or evidencing indebtedness for borrowed money entered into on or after the date of Closing by the Parent, the Company or any Subsidiary, or in respect of which the Parent, the Company or any Subsidiary is an obligor or otherwise provides a guarantee or other credit support (“Credit Facility”), in a principal amount outstanding or available for borrowing equal to or greater than $75,000,000 (or the equivalent of such amount in the relevant currency of payment, determined as of the date of the closing of such facility based on the exchange rate of such other currency).

“Material Disposition” means any sale, transfer or disposition of property or series of related sales, transfers, or dispositions of property that yields gross proceeds to the Parent or any of its Subsidiaries in excess of $100,000,000.

“Material Subsidiary” means a Subsidiary of the Parent (i) which, as of the most recent fiscal quarter of the Parent, for the period of four consecutive fiscal quarters then ended, for which financial statements have been delivered pursuant to Section 7.1(a) or (b) (or, if prior to the date of the delivery of the first financial statements to be delivered pursuant to Section 7.1(a) or (b), the most recent financial statements referred to in Section 5.5), contributed greater than five percent (5%) of Consolidated EBITDA for such period or (ii) which contributed greater than five percent (5%) of Consolidated Total Assets as of such date; provided that at all times the Company shall be deemed a Material Subsidiary.

“Maximum Liability” is defined in Section 22.9.

“Maturity Date” is defined in the first paragraph of each Note.

“Memorandum” is defined in Section 5.3.

“Multiemployer Plan” means any Plan that is a “multiemployer plan” (as such term is defined in section 4001(a)(3) of ERISA).

“NAIC” means the National Association of Insurance Commissioners.

“Non‑U.S. Plan” means any plan, fund or other similar program that (a) is established or maintained outside the United States of America by the Parent or any Subsidiary primarily for the benefit of employees of the Parent or one or more Subsidiaries residing outside the United States of America, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and (b) is not subject to ERISA or the Code.

“Note Documents” means this Agreement, the Subsidiary Guaranty and the Notes.

“Note Parties” means, collectively, the Parent, the Company and each Subsidiary Guarantor.

“Notes” is defined in Section 1.1.

“Obligated Party” is defined in Section 22.2.

“Obligors” is defined in the introductory paragraph to this Agreement.

“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.

“OFAC Sanctions Program” means any economic or trade sanction that OFAC is responsible for administering and enforcing.  A list of OFAC Sanctions Programs may be found at http://www.treasury.gov/resource-center/sanctions/Programs/Pages/Programs.aspx.

“Officer’s Certificate” means a certificate of a Senior Financial Officer or of any other officer of the Parent or the Company, as appropriate, whose responsibilities extend to the subject matter of such certificate.

“Parent” is defined in the first paragraph of this Agreement.

“Parent Guaranty” is defined in Section 1.2.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA.

“Permitted Encumbrances” means:

    (a)    Liens imposed by law for Taxes that are not yet due or are being contested in compliance with Section 9.4;

    (b)    carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s and other like Liens imposed by law, arising in the ordinary course of business and securing obligations (i) that are not overdue by more than thirty (30) days or (i) for which (x) the validity or amount thereof is being contested in good faith by appropriate proceedings, (y) adequate reserves with respect thereto have been set aside on the books of the Parent or its Subsidiary, as applicable, in accordance with GAAP and (z) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect;

    (c)    pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations;

    (d)    deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

    (e)    judgment Liens in respect of judgments that do not constitute an Event of Default under Section 11(j); and

    (f)    easements, zoning restrictions, rights‑of‑way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Parent or any Subsidiary;

provided that the term “Permitted Encumbrances” shall not include any Lien securing Indebtedness.

“Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, business entity or Governmental Authority.

“Plan” means an “employee benefit plan” (as defined in section 3(3) of ERISA) subject to Title I of ERISA that is, or within the preceding five years has been, established or maintained, or to which contributions are required to be made, or within the preceding five years have been made or required to be made, by the Parent or any ERISA Affiliate.

“Priority Indebtedness” means (without duplication), as of the date of any determination thereof, the sum of (i) all unsecured Indebtedness of Subsidiaries, other than the Company (including all Guarantees of Indebtedness of the Parent, the Company or any Subsidiary but excluding (x) unsecured Indebtedness owing to the Parent, the Company or any other Subsidiary, (y) unsecured Indebtedness outstanding at the time such Person became a Subsidiary, provided that such Indebtedness shall have not been incurred in contemplation of such person becoming a Subsidiary, and (z) unsecured Indebtedness of Subsidiary Guarantors), and (ii) all Indebtedness of the Parent, the Company and its Subsidiaries secured by Liens other than Indebtedness secured by Liens permitted by subparagraphs (a) through (e), inclusive, of Section 10.5.

“property” or “properties” means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

“PTE” is defined in Section 6.2(a).

“Purchaser” or “Purchasers” means each of the purchasers that has executed and delivered this Agreement to the Company and the Parent and such Purchaser’s successors and assigns (so long as any such assignment complies with Section 13.2), provided, however, that any Purchaser of a Note that ceases to be the registered holder or a beneficial owner (through a nominee) of such Note as the result of a transfer thereof pursuant to Section 13.2 shall cease to be included within the meaning of “Purchaser” of such Note for the purposes of this Agreement upon such transfer.

“Purchaser Schedule” means the Purchaser Schedule to this Agreement listing the Purchasers of the Notes and including their notice and payment information.

“Qualified Institutional Buyer” means any Person who is a “qualified institutional buyer” within the meaning of such term as set forth in Rule 144A(a)(1) under the Securities Act.

“QPAM Exemption” is defined in Section 6.2(d).

“Ratable Portion” means, with respect to any Note, an amount equal to the product of (x) the amount equal to the net proceeds being so applied to the prepayment of Senior Indebtedness in accordance with Section 10.6(2), multiplied by (y) a fraction the numerator of which is the outstanding principal amount of such Note and the denominator of which is the aggregate principal amount of Senior Indebtedness of the Parent and its Subsidiaries being prepaid pursuant to Section 10.6(2).

“Reference Period” shall mean any period of four consecutive fiscal quarters.

“Related Fund” means, with respect to any holder of any Note, any fund or entity that (a) invests in Securities or bank loans, and (b) is advised or managed by such holder, the same investment advisor as such holder or by an affiliate of such holder or such investment advisor.

“Required Holders” means at any time (a) prior to the Closing, the Purchasers and (b) on or after the date of the Closing, the holders of at least 51% in principal amount of the Notes at the time outstanding, in each case, without regard to Series (exclusive of Notes then owned by the Parent, Company or any Affiliate of the Parent).

“Responsible Officer” means any Senior Financial Officer and any other officer of the Company or the Parent, as appropriate, with responsibility for the administration of the relevant portion of this Agreement.

“Sale and Leaseback Transaction” means any sale or other transfer of any property or asset by any Person with the intent to lease such property or asset as lessee.

“SEC” means the Securities and Exchange Commission of the United States of America.

“Securities” or “Security” shall have the meaning specified in section 2(1) of the Securities Act.

“Securities Act” means the Securities Act of 1933 and the rules and regulations promulgated thereunder from time to time in effect.

“Senior Financial Officer” means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company or the Parent, as appropriate.

“Senior Indebtedness” means any Indebtedness of the Parent or any Subsidiary which (a) is owing to any Person (other than the Company, a Subsidiary or Affiliate) and (b) is not Subordinated Indebtedness.

“Series A Notes” is defined in Section 1.1(a).

“Series B Notes” is defined in Section 1.1(a).

“Source” is defined in Section 6.2.

 “State Sanctions List” means a list that is adopted by any state Governmental Authority within the United States of America pertaining to Persons that engage in investment or other commercial activities in Iran or any other country that is a target of economic sanctions imposed under U.S. Economic Sanctions Laws.

“Subordinated Indebtedness” means any Indebtedness of the Parent or any Subsidiary the payment of which is subordinated to payment of the obligations under the Note Documents.

“Subsidiary” means, as to any Person, any other Person in which such first Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such second Person, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such first Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries (unless such partnership or joint venture can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries).  Unless the context otherwise clearly requires, any reference to a “Subsidiary” is a reference to a Subsidiary of the Parent (including the Company).

“Subsidiary Guarantor” means each Subsidiary that has executed and delivered a Subsidiary Guaranty.  The Subsidiary Guarantors on the date of this Agreement are identified as such in Schedule 5.4 hereto.

“Subsidiary Guaranty” is defined in Section 1.3.

“Substitute Purchaser” is defined in Section 21.

“SVO” means the Securities Valuation Office of the NAIC.

“Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

“Synthetic Lease” means, at any time, any lease (including leases that may be terminated by the lessee at any time) of any property (a) that is accounted for as an operating lease under GAAP and (b) in respect of which the lessee retains or obtains ownership of the property so leased for U.S. federal income tax purposes, other than any such lease under which such Person is the lessor.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“United States Person” has the meaning set forth in Section 7701(a)(30) of the Code.

“USA PATRIOT Act” means United States Public Law 107‑56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001 and the rules and regulations promulgated thereunder from time to time in effect.

“U.S. Economic Sanctions Laws” means those laws, executive orders, enabling legislation or regulations administered and enforced by the United States pursuant to which economic sanctions have been imposed on any Person, entity, organization, country or regime, including the Trading with the Enemy Act, the International Emergency Economic Powers Act, the Iran Sanctions Act, the Sudan Accountability and Divestment Act and any other OFAC Sanctions Program.

“Wholly‑Owned Subsidiary” means, at any time, any Subsidiary all of the equity interests (except directors’ qualifying shares) and voting interests of which are owned by any one or more of the Parent and the Parent’s other Wholly‑Owned Subsidiaries at such time.

[Form of Series A Note]

Paychex of New York LLC

4.07% Senior Notes, Series A, Due March 13, 2026

No. A-[_____]	[Date]
$[_______]	PPN 70432* AA9

For Value Received, the undersigned, Paychex of New York LLC (herein called the “Company”), a limited liability company organized and existing under the laws of the State of Delaware, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] Dollars (or so much thereof as shall not have been prepaid) on March 13, 2026 (the “Maturity Date”), with interest (computed on the basis of a 360‑day year of twelve 30‑day months) (a) on the unpaid balance hereof at the rate of 4.07% per annum from the date hereof, payable semiannually, on the 13th day of March and September in each year, commencing with the March 13 or September 13 next succeeding the date hereof, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make‑Whole Amount, at a rate per annum from time to time equal to 6.07% payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make‑Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Bank of America, N.A. or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase and Guarantee Agreement referred to below.

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase and Guarantee Agreement, dated as of January 9, 2019 (as from time to time amended, the “Note Purchase and Guarantee Agreement”), among the Company, Paychex, Inc., a Delaware corporation (the “Parent”), and the respective Purchasers named therein and is entitled to the benefits thereof.  Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase and Guarantee Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase and Guarantee Agreement.  Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase and Guarantee Agreement.

This Note is a registered Note and, as provided in the Note Purchase and Guarantee Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee.  Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase and Guarantee Agreement, but not otherwise.  This Note is subject to an additional payment of an Incremental Leverage Fee in certain circumstances as set forth in the Note Purchase and Guarantee Agreement.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make‑Whole Amount) and with the effect provided in the Note Purchase and Guarantee Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice‑of‑law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

Paychex of New York LLC

By _________________________________________________________________________________________________________________

      [Title]

[Form of Series B Note]

Paychex of New York LLC

4.25% Senior Notes, Series B, Due March 13, 2029

No. B-[_____]	[Date]
$[_______]	PPN 70432* AB7

For Value Received, the undersigned, Paychex of New York LLC (herein called the “Company”), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] Dollars (or so much thereof as shall not have been prepaid) on March 13, 2029 (the “Maturity Date”), with interest (computed on the basis of a 360‑day year of twelve 30‑day months) (a) on the unpaid balance hereof at the rate of 4.25% per annum from the date hereof, payable semiannually, on the 13th day of March and September in each year, commencing with the March 13 or September 13 next succeeding the date hereof, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make‑Whole Amount, at a rate per annum from time to time equal to 6.25%, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make‑Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Bank of America, N.A. or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase and Guarantee Agreement referred to below.

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase and Guarantee Agreement, dated as of January 9, 2019 (as from time to time amended, the “Note Purchase and Guarantee Agreement”), among the Company, Paychex, Inc., a Delaware corporation (the “Parent”), and the respective Purchasers named therein and is entitled to the benefits thereof.  Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase and Guarantee Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase and Guarantee Agreement.  Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase and Guarantee Agreement.

This Note is a registered Note and, as provided in the Note Purchase and Guarantee Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee.  Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase and Guarantee Agreement, but not otherwise.  This Note is subject to an additional payment of an Incremental Leverage Fee in certain circumstances as set forth in the Note Purchase and Guarantee Agreement.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make‑Whole Amount) and with the effect provided in the Note Purchase and Guarantee Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice‑of‑law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

Paychex of New York LLC

By _________________________________________________________________________________________________________________

     [Title]

Form of Opinion of In-House Counsel
For the Note Parties

The following opinions are to be provided by an in-house counsel for the Note Parties, subject to customary assumptions, limitations and qualifications.  All capitalized terms used herein without definition shall have the meanings ascribed thereto in the Note Purchase and Guarantee Agreement.

1.    The execution, delivery and performance by the Obligors and Subsidiary Guarantors of the Note Documents to which they are a party does not and will not (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Parent or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter, regulations, by‑laws or other constituent document or any other agreement or instrument to which the Parent or any Subsidiary is bound or by which the Parent or any Subsidiary or any of their respective properties may be bound or affected, or (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to the Parent or any Subsidiary.

2.    No actions, suits or proceedings are pending, or to my knowledge threatened, against or affecting the Parent or any Subsidiary or any property of the Parent or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority, except actions, suits or proceedings which (a) individually do not in any manner draw into question the validity of the Note Documents and (b) in the aggregate, if adversely determined, would not be reasonably expected to have a Material Adverse Effect.

Form of Opinion of Special Counsel
For The Note Parties

The following opinions are to be provided by special counsel for the Note Parties, subject to customary assumptions, limitations and qualifications.  All capitalized terms used herein without definition shall have the meanings ascribed thereto in the Note Purchase and Guarantee Agreement.

1.    The DE/NY Parties are duly organized and validly existing and in good standing under the laws of Delaware or New York, as applicable, and have the corporate or limited liability power and authority to conduct its business as currently conducted, to execute and deliver each Note Document to which they are a party and to perform the provisions thereof.

2.    The NPGA has been duly authorized, executed and delivered by each Obligor and constitutes a valid and legally binding agreement of each Obligor, enforceable against such Obligor in accordance with its terms.

3.    The Subsidiary Guaranty has been duly authorized, executed and delivered by the Subsidiary Guarantors and constitutes a valid and legally binding agreement of each such Subsidiary Guarantor, enforceable against each Subsidiary Guarantor in accordance with its terms.

4.    The Notes have been duly authorized, executed and delivered by the Company and constitute legal and legally binding obligations of the Company, enforceable against the Company in accordance with their terms.

5.    No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority by any Obligor or Subsidiary Guarantor which, in our experience, is normally applicable to the transactions of the type contemplated by the Note Documents, is required in connection with the execution, delivery or performance by such Obligor or Subsidiary Guarantor of any Note Document executed and delivered on the date hereof other than filing of a current report on Form 8-K and other filings under the Securities Exchange Act of 1934, as amended.

6.    It is not necessary in connection with the offering, sale and delivery of the Notes purchased by the Purchasers at the Closing or the execution and delivery of any Note Document, under the circumstances contemplated by, and in accordance with the terms of, the NPGA, to register any Note Document under the Securities Act of 1933 or to qualify an indenture in respect of such Note Documents under the Trust Indenture Act of 1939.

7.    The execution, delivery and performance by the Parent, the Company and Subsidiaries of the Note Documents to which they are a party does not and will not violate on the part of such DE/NY Party any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Parent, the Company or any Subsidiary which, in our experience, is generally applicable to the transactions of the type contemplated by the NPGA.

8.    The execution, delivery and performance by the Parent, the Company and Subsidiaries of the Note Documents to which they are a party does not and will not conflict with Certified Documents.

9.    The Company is not an “investment company” or, to our knowledge, a Person directly or indirectly controlled by or acting on behalf of an “investment company” within the meaning of the Investment Company Act of 1940.

10.    None of the transactions contemplated by the NPGA (including, without limitation, the use of the proceeds from the sale of the Notes in accordance with Section 5.14 of the NPGA) will violate or result in a violation on the part of any DE/NY Party of Regulation T, U or X of the Board of Governors of the United States Federal Reserve System, 12 CFR, Part 220, Part 221 and Part 224, respectively.

Form of Opinion of Special Counsel
For The Purchasers

[To Be Provided on a Case by Case Basis]

Schedule 5.3

Disclosure Materials

Paychex Investor Q&A Consolidated Responses (December, 2018), including Exhibits A through D attached thereto.

Schedule 5.4

Subsidiaries of the Parent and
Ownership of Subsidiary Stock

(i)    Domestic Subsidiaries

Name	Jurisdiction	% of Shares	Subsidiary Guarantor (Yes/No)
Advantage Payroll Services, Inc.	Delaware	100%	Yes
Aureon Holdings, Inc.	Delaware	100%	No
Aureon HR I, Inc.	Florida	100%	No
Aureon HR II, Inc.	Iowa	100%	No
Aureon HR III, Inc.	Iowa	100%	No
Aureon HR, Inc.	Iowa	100%	No
Century II ASO, Inc.	Tennessee	100%	No
Century II Services, Inc.	Tennessee	100%	No
Century II Staffing TN, Inc.	Tennessee	100%	No
Century II Staffing USA, Inc.	Tennessee	100%	No
Century II Staffing, Inc.	Tennessee	100%	No
CSM, Inc.	Tennessee	100%	No
DHR Insurance Services, LLC	Delaware	100%	No
DHR of Florida I, LLC	Florida	100%	No
DHR Services Holdings, LLC	Delaware	100%	No
ePlan Advisors, LLC	Colorado	100%	No
Employer Solutions Group of Idaho, Inc.	Idaho	100%	No
Employer Solutions Group of SLC, Inc.	Utah	100%	No
Employer Solutions Group of Utah II, Inc.	Utah	100%	No
Employer Solutions Group of Utah, Inc.	Utah	100%	No
Employer Solutions Group, Inc.	Utah	100%	No
Employer’s Alliance, LLC	Florida	100%	No
Employer’s Alliance III, LLC	Florida	100%	No
Employer’s Alliance IV, LLC	Florida	100%	No
Employer’s Alliance V, LLC	Florida	100%	No
Employer’s Alliance VI, LLC	Florida	100%	No
Employer’s Alliance VII, LLC	Florida	100%	No
Employer’s Alliance VIII, LLC	Florida	100%	No
Employer’s Alliance IX, LLC	Florida	100%	No
Employer’s Select, LLC	Florida	100%	No
Employers Insurance Group, LLC	New Mexico	100%	No
Expensewire LLC	Ohio	100%	No
ESG Achievement, Inc.	Utah	100%	No
ESG Administration, Inc.	Utah	100%	No
ESG Assistance, Inc.	Utah	100%	No
ESG Consulting II, LLC	Utah	100%	No
ESG Consulting, Inc.	Utah	100%	No
ESG Direction, Inc.	Utah	100%	No
ESG Entities II, LLC	Utah	100%	No
ESG Entities, Inc.	Utah	100%	No
ESG Fulfillment, Inc.	Utah	100%	No
ESG Insurance, Inc.	Utah	100%	No
ESG Management, Inc.	Utah	100%	No
ESG Offerings, Inc.	Utah	100%	No
ESG PEO, Inc.	Utah	100%	No
ESG Services, Inc.	Utah	100%	No
ESG Success, Inc.	Utah	100%	No
ESG Supervision, Inc.	Utah	100%	No
ESSG, Inc.	Utah	100%	No
Fast 401K, Inc.	Delaware	100%	No
Fortune Financial, Inc.	Florida	100%	No
Fortune Industries, Inc.	Indiana	100%	No
Fortune Insurance Solutions, LLC	Florida	100%	No
Fortune PEO, LLC	Florida	100%	No
Fortune PEO Acquisitions, LLC	Florida	100%	No
Gordian Capital Holdings, Inc.	Delaware	100%	No
Gordian HR, LLC	Delaware	100%	No
HRC-SVL, LLC	Colorado	100%	No
HRSmarterI, LLC	Florida	100%	No
HRSmarterII, LLC	Florida	100%	No
HRSmarterIII, LLC	Florida	100%	No
HRSmarterIV, LLC	Florida	100%	No
HRSmarterV, LLC	Florida	100%	No
HRSmarterVI, LLC	Florida	100%	No
HRSmarterVII, LLC	Florida	100%	No
HRSmarterVIII, LLC	Florida	100%	No
HRSmarterIX, LLC	Florida	100%	No
HRSmarterX, LLC	Florida	100%	No
HR Outsourcing ASO, LLC	Delaware	100%	No
HR Outsourcing Associates, LLC	Delaware	100%	No
HR Outsourcing Consultants, LLC	Delaware	100%	No
HR Outsourcing Development, LLC	Delaware	100%	No
HR Outsourcing Enterprises, LLC	Georgia	100%	No
HR Outsourcing Group, LLC	Delaware	100%	No
HR Outsourcing, Inc.	Georgia	100%	No
HR Outsourcing, LLC	Delaware	100%	No
HR Outsourcing Services, LLC	Ohio	100%	No
HR Outsourcing Processing, LLC	Ohio	100%	No
HR Services Inc.	Ohio	100%	No
King Employee Services, Inc.	Florida	100%	No
NETtime Solutions, L.L.C.	Arizona	100%	No
Oasis Advisory Services, Inc.	Florida	100%	No
Oasis DEG ASO, Inc.	Minnesota	100%	No
Oasis DEG, Inc.	Minnesota	100%	No
Oasis DHR, LLC	Delaware	100%	No
Oasis Employment Services, Inc.	Delaware	100%	No
Oasis HR Solutions III, Inc.	Florida	100%	No
Oasis Outsourcing Acquisition Corporation	Delaware	100%	No
Oasis Outsourcing Admin Group, Inc.	Florida	100%	No
Oasis Outsourcing Admin. II, Inc.	Florida	100%	No
Oasis Outsourcing Admin., Inc.	Florida	100%	No
Oasis Outsourcing Benefits III, Inc.	Florida	100%	No
Oasis Outsourcing Contract Group, Inc.	Florida	100%	No
Oasis Outsourcing Contract II, Inc.	Florida	100%	No
Oasis Outsourcing Contract III, Inc.	Florida	100%	No
Oasis Outsourcing Contract Inc.	Florida	100%	No
Oasis Outsourcing Contract IV, Inc.	Florida	100%	No
Oasis Outsourcing Contract VII, Inc.	Florida	100%	No
Oasis Outsourcing Holdings, Inc.	Florida	100%	No
Oasis Outsourcing HR, Inc.	Florida	100%	No
Oasis Outsourcing III, Inc.	Florida	100%	No
Oasis Outsourcing IX, Inc.	Florida	100%	No
Oasis Outsourcing TX, Inc.	Florida	100%	No
Oasis Outsourcing V, Inc.	Florida	100%	No
Oasis Outsourcing VI, Inc.	Florida	100%	No
Oasis Outsourcing, Inc.	Florida	100%	No
Oasis Payroll Services, Inc.	Florida	100%	No
Oasis Staffing II, Inc.	Florida	100%	No
Oasis Staffing, Inc.	Florida	100%	No
Paychex Administrative Services, LLC	Florida	100%	Yes
Paychex Advance, LLC	New York	100%	Yes
Paychex Benefit Technologies Inc.	Delaware	100%	No
Paychex Brazil, LLC	New York	100%	No
Paychex Business Solutions, LLC	Florida	100%	Yes
Paychex Holdings, LLC	New York	100%	Yes
Paychex HR Outsourcing, LLC	Delaware	100%	No
Paychex Insurance Agency, Inc.	New York	100%	No
Paychex Insurance Concepts, Inc.	New York	100%	No
Paychex Investment LLC	Delaware	100%	No
Paychex Management LLC	Delaware	100%	Yes
Paychex North America Inc.	Delaware	100%	Yes
Paychex of New York LLC	Delaware	100%	No
Paychex PEO I, LLC	Florida	100%	Yes
Paychex PEO II, LLC	Florida	100%	Yes
Paychex PEO III, LLC	Florida	100%	Yes
Paychex PEO IV, LLC	Florida	100%	Yes
Paychex PEO V, LLC	Florida	100%	Yes
Paychex PEO VI, LLC	Florida	100%	Yes
Paychex PEO VII, LLC	Florida	100%	Yes
Paychex PEO VIII, LLC	Florida	100%	No
Paychex PEO IX, LLC	Florida	100%	No
Paychex PEO X, LLC	Florida	100%	No
Paychex Real Estate, LLC	New York	100%	No
Paychex Recordkeeping Services, Inc.	Delaware	100%	No
Paychex Securities Corporation	New York	100%	No
Paychex Time & Attendance, Inc.	Delaware	100%	No
PBS of America, LLC	Florida	100%	Yes
PBS of Central Florida, LLC	Florida	100%	Yes
PeopleLexis, LLC	Colorado	100%	No
Precision Employee Management, L.L.C.	Arizona	100%	No
Professional Staff Management ASO, Inc.	Indiana	100%	No
Professional Staff Management, Inc.	Indiana	100%	No
Professional Staff Management, Inc. II	Indiana	100%	No
PSM Financial Services, LLC	Indiana	100%	No
PXC Inc.	New York	100%	No
Rapid Payroll, Inc.	California	100%	No
Solutions Staffing Group, Inc.	Utah	100%	No
Staff One HR II Inc.	Texas	100%	No
Staff One HR, L.L.C.	Oklahoma	100%	No
Staff One of Oklahoma, LLC	Oklahoma	100%	No
Staff One, Inc.	Oklahoma	100%	No
SurePayroll, Inc.	Delaware	100%	No
Workforce Alternative, Inc.	Florida	100%	No
WorkSmarter HR, LLC	Wyoming	100%	No
WRI Acquisition, Inc.	Florida	100%	No
WRI II, Inc.	Florida	100%	No

*  By the Parent’s election pursuant to the definition of Material Domestic Subsidiary.

(ii)    Foreign Subsidiaries

Name	Jurisdiction	% of Shares	Subsidiary Guarantor (Yes/No)
Ax IV Holding II ApS	Denmark	100%	No
Ax IV Holding III ApS	Denmark	100%	No
Danske Lønsystemer A/S	Denmark	100%	No
Hispanomina	Spain	100%	No
Ilohngehalt internetservices GmbH	Germany	100%	No
IPAYROLL Holding ApS	Denmark	100%	No
iSalaire Eurl	France	100%	No
Latweplace sp z.o.o.	Poland	100%	No
LESSOR A/S	Denmark	100%	No
LESSOR GmbH (DE)	Germany	100%	No
LESSOR Group ApS	Denmark	100%	No
Lessor Holding ApS	Denmark	100%	No
NETtime Solutions India Private, Ltd.	India	100%	No
New Dawn Holding ApS	Denmark	100%	No
Norlønn AS	Norway	100%	No
Pagaveloce	Italy	100%	No
Paychex Deutschland GmbH	Germany	100%	No
Reliant Insurance Company Limited	Nevis	100%	No
Sweløn AB	Sweden	100%	No

Schedule 5.5

Financial Statements

1.    The financial statements of the Parent and its wholly owned subsidiaries contained in the Parent’s Annual Report on Form 10-K for the year ended May 31, 2018.

2.    The financial statements of the Parent and its wholly owned subsidiaries contained in the Parent’s Quarterly Report on Form 10-Q for the quarter ended November 30, 2018.

Schedule 5.15 Existing Indebtedness of the Parent and its Subsidiaries
						Final	Outstanding
Obligor(s)	Creditor	CUSIP or ISIN (if applicable)	Description of Indebtedness	Interest Rate(s)	Collateral	Maturity	Principal Amount
Paychex of New York LLC, Paychex, Inc., Advantage Payroll Services, Inc., Paychex North America Inc., Paychex Management LLC (f/k/a Paychex Management Corp.) and Paychex Holdings, LLC

JPMorgan Chase Bank, N.A., Bank of America, N.A., PNC Bank, National Association,  Wells Fargo, National Association, Suntrust Bank, The Bank of Tokyo-Mitsubishi UFJ, Ltd., BMO Harris Bank N.A., and Citizens Bank, N.A.

		N/A	Line of Credit	L+0.75% - 1.25% p.a. (sliding scale)	N/A	Aug. 5, 2020	Total Commitment of $1,000,000,000; $0 was outstanding as of Nov. 30, 2018

Paychex Advance LLC, Paychex, Inc., Advantage Payroll Services, Inc., Paychex North America Inc., Paychex Management LLC (f/k/a Paychex Management Corp.), Paychex of New York LLC, Paychex Business Solutions, LLC, and Paychex Holdings, LLC

	PNC Bank, National Association	N/A	Line of Credit	L+0.500% - 0.875% p.a. (sliding scale)	N/A	Mar. 17, 2020	Total Commitment of $150,000,000; $57,300,000 was outstanding as of Nov. 30, 2018
Paychex of New York LLC, Paychex, Inc., Advantage Payroll Services, Inc., Paychex North America Inc., Paychex Management LLC (f/k/a Paychex Management Corp.) and Paychex Holdings, LLC

JPMorgan Chase Bank, N.A., Bank of America, N.A., PNC Bank, National Association,  Wells Fargo, National Association, KeyBank National Association, The Bank of Tokyo-Mitsubishi UFJ, Ltd., BMO Harris Bank N.A., TD Bank N.A., The Huntington National Bank and Fifth Third Bank

		N/A	Line of Credit	L+0.75% - 1.25% p.a. (sliding scale)	N/A	Aug. 17, 2022	Total Commitment of $500,000,000; $0 was outstanding as of Nov. 30, 2018

First Lien Credit Agreement, dated as of June 30, 2017, as amended December 1, 2017, January 26, 2018 and July 13, 2018, by and among, Oasis Outsourcing Acquisition Corporation, Oasis Acquisition Corp. Today Pay, Inc., WRI, Acquisition, Royal Bank of Canada, Bank of America, N.A., the Other Lenders and L/C Issuers (as each such term is defined therein) party thereto, RBC Capital Markets, SunTrust Robinson Humphrey, Inc., and Citizens Bank, National Association.  Paid in full ($431,275,460.24) on December 20, 2018.

Second Lien Credit Agreement, dated as of June 30, 2017, among Oasis Outsourcing holdings, Inc., Oasis Outsourcing Acquisition Corporation, Oasis Acquisition, Inc., Today Pay, Inc., WRI Acquisition, Royal Bank of Canada, the other Lenders (as defined therein) party thereto, RBC Capital Markets, SunTrust Robinson Humphrey, Inc., and Citizens Bank National Association.  Paid in full ($85,627,163.13) on December 20, 2018.

Schedule 10.5

Liens

None.

Paychex of New York LLC
911 Panorama Trail South
Rochester, New York 14625

Information Relating to Purchasers

Name of Purchaser	Series	Principal Amount of Notes to be Purchased
AMERICAN GENERAL LIFE INSURANCE COMPANY	B	$28,000,000

(1)All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN #, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

The Bank of New York Mellon

ABA # [ ** ]  1

Account Name:  [ ** ]

Account Number:  [ ** ]

For Further Credit to:  [ ** ]

Reference:  PPN and Prin.: $          ; Int.: $______

(2)Payment notices, audit confirmations and related note correspondence to:

American General Life Insurance Company ( [ ** ] )

c/o AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas  77019-2155

Attn:  PCG Investment Portfolio Support

Email:  [ ** ]

(3)Duplicate payment notices (only) to:

American General Life Insurance Company ([ ** ] )

c/o The Bank of New York Mellon

Attn:  P & I Department

Fax:  (718) 315-3076

__________________________

1 [**] denotes certain account, tax or other identifying information omitted.

(4)*Compliance reporting information (financial docs, officer’s certificates, etc.) to:

AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas  77019-2155

Attn:  Private Placements Compliance

Email:  complianceprivateplacements@aig.com

*Note:  Only two (2) complete sets of compliance information are required for all companies for which

             AIG Asset Management Group serves as investment adviser.

(5)Note to be issued in the nominee name of:  HARE & CO., LLC (Tax ID #:  [ ** ])

(6)Tax I.D. Number for American General Life Insurance Company:  [ ** ]

(7)Physical Delivery Instructions:

DTCC

570 Washington Blvd.

Jersey City, NJ 07310

Attn: BNY Mellon / Branch Deposit Department – 5th Floor

Contact:  Andre Granville; Phone:  (315) 414-3068

Account Name:  [ ** ]

Account Number:  [ ** ]

Name of Purchaser	Series	Principal Amount of Notes to be Purchased
AMERICAN GENERAL LIFE INSURANCE COMPANY	B	$20,000,000

(1)All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

The Bank of New York Mellon

ABA # [ ** ]

Account Name:  [ ** ]

Account Number:    [ ** ]

For Further Credit to:  AGL WNL RE PHYSICAL; Account No. [ ** ]

Reference:  PPN and Prin.: $          ; Int.: $______

(2)Payment notices, audit confirmations and related note correspondence to:

AGL WNL Reinsurance ([ ** ])

c/o AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas  77019-2155

Attn:  PCG Investment Portfolio Support

Email:  [ ** ]

(3)Duplicate payment notices (only) to:

AGL WNL Reinsurance ([ ** ])

c/o The Bank of New York Mellon

Attn:  P & I Department

Fax:  (718) 315-3076

(4)*Compliance reporting information (financial docs, officer’s certificates, etc.) to:

AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas  77019-2155

Attn:  Private Placements Compliance

Email:  complianceprivateplacements@aig.com

*Note:  Only two (2) complete sets of compliance information are required for all companies for which

             AIG Asset Management Group serves as investment adviser.

(5)Note to be issued in the nominee name of:  HARE & CO., LLC (Tax ID #:  [ ** ])

(6)Tax ID Number for American General Life Insurance Company:  [ ** ]

(7)Physical Delivery Instructions:

DTCC

570 Washington Blvd.

Jersey City, NJ 07310

Attn: BNY Mellon / Branch Deposit Department – 5th Floor

Contact:  [ ** ]; Phone:  [ ** ]

Account Name:  [ ** ]

Account Number:  [ ** ]

Name of Purchaser	Series	Principal Amount of Notes to be Purchased
AMERICAN GENERAL LIFE INSURANCE COMPANY (SAMRE)	B	$15,200,000

(1)All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN #, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

The Bank of New York Mellon

ABA # [ ** ]

Account Name:  [ ** ]

Account Number:    [ ** ]

For Further Credit to:  AMERICAN GENERAL LIFE INS. CO. SAMRE; Account No. [ ** ]

Reference:  PPN and Prin.: $          ; Int.: $______

(2)Payment notices, audit confirmations and related note correspondence to:

American General Life Insurance Company SAMRE ([ ** ])

c/o AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas  77019-2155

Attn:  PCG Investment Portfolio Support

Email:  [ ** ]

(3)Duplicate payment notices (only) to:

American General Life Insurance Company SAMRE ([ ** ])

c/o The Bank of New York Mellon

Attn:  P & I Department

Fax:  (718) 315-3076

(4)*Compliance reporting information (financial docs, officer’s certificates, etc.) to:

AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas  77019-2155

Attn:  Private Placements Compliance

Email:  complianceprivateplacements@aig.com

*Note:  Only two (2) complete sets of compliance information are required for all companies for which

           AIG Asset Management Group serves as investment adviser.

(5)Note to be issued in the nominee name of:  HARE & CO., LLC (Tax ID #:  [ ** ])

(6)Tax I.D. Number for American General Life Insurance Company:  [ ** ]

(7)Physical Delivery Instructions:

DTCC

570 Washington Blvd.

Jersey City, NJ 07310

Attn: BNY Mellon / Branch Deposit Department – 5th Floor

Contact:  Andre Granville; Phone:  (315) 414-3068

Account Name:  [ ** ]

Account Number:  [ ** ]

Name of Purchaser	Series	Principal Amount of Notes to be Purchased
THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK	B	$16,800,000

(1)All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN #, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

JPMorgan Chase Bank, N.A.

ABA # [ ** ]

Account Name:  [ ** ]

Account Number:  [ ** ]

For Further Credit to:  THE U.S. LIFE INSURANCE CO.; Account No.:  [ ** ]

Reference:  PPN and Prin.: $          ; Int.: $______

(2)Payment notices, audit confirmations and related note correspondence to:

The United States Life Insurance Company in the City of New York ([ ** ] [ ** ])

c/o AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas  77019-2155

Attn:  PCG Investment Portfolio Support

Email:  [ ** ]

(3)Duplicate payment notices (only) to:

The United States Life Insurance Co. in the City of New York ([ ** ])

c/o JPMorgan Client Services

Email:  [ ** ]

(4)*Compliance reporting information (financial docs, officer’s certificates, etc.) to:

AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas  77019-2155

Attn:  Private Placements Compliance

Email:  [ ** ]

*Note:  Only two (2) complete sets of compliance information are required for all companies for which

                          AIG Asset Management Group serves as investment adviser.

(5)Note to be issued in the nominee name of:  CUDD & CO. LLC (Tax ID #:  [ ** ])

(6)Tax ID Number for The United States Life Insurance Company in the City of New York:  [ ** ]

(7)Physical Delivery Instructions:

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center

Brooklyn, New York 11245-0001

Attn:  Physical Receive Department – 3rd Floor (for overnight mail) OR

        Physical Receive Dept. – 1st Floor, Window 5 (for messenger, use Willoughby Entrance)

Contact:  Aubrey M. Reuben; Phone:  (718) 242-0269

Account Name:  THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF N. Y.

Account Number:  [ ** ]

Name of Purchaser	Series	Principal Amount of Notes to be Purchased
The Northwestern Mutual Life Insurance Company	A B	$40,000,000 $39,200,000

The Northwestern Mutual Life Insurance Company. payments@northwesternmutual.com

I.All payments on account of Notes held by such Purchaser shall be made by wire transfer of immediately available funds, providing sufficient information to identify the source of the transfer, the amount of the dividend and/or redemption (as applicable) and the identity of the security as to which payment is being made.

Please contact our Treasury & Investment Operations Department to securely obtain wire transfer instructions for The Northwestern Mutual Life Insurance Company.

E-mail:  payments@northwesternmutual.com

Phone: (414) 665-1679

II.All notices with respect to confirmation of payments on account of the Notes shall be delivered or mailed to:

The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue

Milwaukee, WI 53202

Attention: Investment Operations

E-mail: payments@northwesternmutual.com

Phone: (414) 665-1679

III.All other communications including any permitted electronic delivery of financial and business information (or any notices related thereto) shall be delivered or mailed to:

The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue

Milwaukee, WI 53202

Attention: Securities Department

E-mail: privateinvest@northwesternmutual.com

E-mail: kevinshanley@northwesternmutual.com

If posted to IntraLinks or another document repository/hosted website, then send to:

Email:  preautodownload@northwesternmutual.com

IV.Address for delivery of Notes: The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue Milwaukee, WI 53202 Attention: [ ** ]
V.Tax Identification No.: [ ** ]

Name of Purchaser	Series	Principal Amount of Notes to be Purchased
The Northwestern Mutual Life Insurance Company for its Group Annuity Separate Account	B	$800,000

The Northwestern Mutual Life Insurance Company for its Group Annuity Separate Account. payments@northwesternmutual.com

I.All payments on account of Notes held by such Purchaser shall be made by wire transfer of immediately available funds, providing sufficient information to identify the source of the transfer, the amount of the dividend and/or redemption (as applicable) and the identity of the security as to which payment is being made.

Please contact our Treasury & Investment Operations Department to securely obtain wire transfer instructions for The Northwestern Mutual Life Insurance Company for its Group Annuity Separate Account.

E-mail:  payments@northwesternmutual.com

Phone: (414) 665-1679

II.All notices with respect to confirmation of payments on account of the Notes shall be delivered or mailed to:

The Northwestern Mutual Life Insurance Company

for its Group Annuity Separate Account

720 East Wisconsin Avenue

Milwaukee, WI 53202

Attention: Investment Operations

E-mail: payments@northwesternmutual.com

Phone: (414) 665-1679

III.All other communications including any permitted electronic delivery of financial and business information (or any notices related thereto) shall be delivered or mailed to:

The Northwestern Mutual Life Insurance Company

for its Group Annuity Separate Account

720 East Wisconsin Avenue

Milwaukee, WI 53202

Attention: Securities Department

E-mail: privateinvest@northwesternmutual.com

E-mail: kevinshanley@northwesternmutual.com

If posted to IntraLinks or another document repository/hosted website, then send to:

Email:  preautodownload@northwesternmutual.com

IV.Address for delivery of Notes: The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue Milwaukee, WI 53202 Attention: Justin P. Szalanski
V.Tax Identification No.: [ ** ]

Name and Address of Purchaser	Series	Principal Amount of Notes to be Purchased
METROPOLITAN LIFE INSURANCE COMPANY 200 Park Avenue New York, New York 10166	A B	$5,000,000 $10,600,000

(Securities to be registered in the name of Metropolitan Life Insurance Company)

All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name:JPMorgan Chase Bank

ABA Routing #:[ ** ]

Account No.:[ ** ]

Account Name:Metropolitan Life Insurance Company

Ref:PPN [ ** ]–  Paychex Inc., 4.070, 13-MAR-2026

PPN [ ** ]–  Paychex Inc., 4.250, 13-MAR-2029

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

All notices and communications:

Metropolitan Life Insurance Company

c/o MetLife Investment Advisors, LLC

Investments, Private Placements

One MetLife Way

Whippany, New Jersey 07981

Attention: [ ** ]

Emails: PPUCompliance@metlife.com; edward.teagan@metlife.com; tom.j.routhier@metlife.com;  OpsPvtPlacements@metlife.com

With a copy OTHER than with respect to deliveries of financial statements to:

Metropolitan Life Insurance Company

c/o MetLife Investment Advisors, LLC, Investments Law

One MetLife Way

Whippany, New Jersey 07981

Attention: Chief Counsel-Investments Law (PRIV)

Email:  sec_invest_law@metlife.com

Original notes delivered to:

Metropolitan Life Insurance Company

c/o MetLife Investment Advisors, LLC, Investments Law

One MetLife Way

Whippany, New Jersey 07981

Attention:  Meredith Szwed, AVP Legal Investments

Taxpayer I.D. Number: [ ** ]

Tax Jurisdiction: United States/New York

UK Passport Treaty Number (if applicable): [ ** ]

Audit Requests:  Soft copy to AuditConfirms.PvtPlacements@metlife.com or hard copy to:  Metropolitan Life Insurance Company, Attn:  Private Placements Operations (ATTN: Audit Confirmations), 18210 Crane Nest Drive – 5th Floor, Tampa, FL 33647

Name and Address of Purchaser	Series	Principal Amount of Notes to be Purchased
METROPOLITAN TOWER LIFE INSURANCE COMPANY 200 Park Avenue New York, New York 10166	A B	$3,000,000 $6,500,000

(Securities to be registered in the name of Metropolitan Tower Life Insurance Company)

(1)   All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name:JPMorgan Chase Bank

ABA Routing #:[ ** ]

Account No.:[ ** ]

Account Name:Metropolitan Tower Life Insurance Company

Ref:PPN 70432* AA9–  Paychex Inc., 4.070, 13-MAR-2026

PPN 70432* AB7 – Paychex Inc., 4.250, 13-MAR-2029

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2)  All notices and communications:

Metropolitan Tower Life Insurance Company

c/o MetLife Investment Advisors, LLC

Investments, Private Placements

One MetLife Way

Whippany, New Jersey 07981

Attention:  [ ** ]

Emails: PPUCompliance@metlife.com; edward.teagan@metlife.com; tom.j.routhier@metlife.com;  OpsPvtPlacements@metlife.com

With a copy OTHER than with respect to deliveries of financial statements to:

Metropolitan Tower Life Insurance Company

c/o MetLife Investment Advisors, LLC, Investments Law

One MetLife Way

Whippany, New Jersey 07981

Attention: Chief Counsel-Investments Law (PRIV)

Email:  sec_invest_law@metlife.com

(3)   Original notes delivered to:

Metropolitan Tower Life Insurance Company

c/o MetLife Investment Advisors, LLC, Investments Law

One MetLife Way

Whippany, New Jersey 07981

Attention:  Meredith Szwed, AVP Legal Investments

(4)  Taxpayer I.D. Number: [ ** ]

(5)  Tax Jurisdiction: United States/Delaware

(6)  UK Passport Treaty Number (if applicable): [ ** ]

Audit Requests:  Soft copy to AuditConfirms.PvtPlacements@metlife.com or hard copy to:  Metropolitan Life Insurance Company, Attn:  Private Placements Operations (ATTN: Audit Confirmations), 18210 Crane Nest Drive – 5th Floor, Tampa, FL 33647

Name and Address of Purchaser	Series	Principal Amount of Notes to be Purchased
METROPOLITAN PROPERTY AND CASUALTY INSURANCE COMPANY 700 Quaker Lane Warwick, Rhode Island 02887	A B	$2,000,000 $4,300,000

(Securities to be registered in the name of Metropolitan Property and Casualty Insurance Company)

(1)   All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name:JPMorgan Chase Bank

ABA Routing #:[ ** ]

Account No.:[ ** ]

Account Name:Metropolitan Property and Casualty Insurance Company

Ref:PPN [ ** ] –  Paychex Inc., 4.070, 13-MAR-2026

PPN [ ** ] –  Paychex Inc., 4.250, 13-MAR-2029

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2)   All notices and communications:

Metropolitan Property and Casualty Insurance Company

c/o MetLife Investment Advisors, LLC

Investments, Private Placements

One MetLife Way

Whippany, New Jersey 07981

Attention:  [ ** ]

Emails: PPUCompliance@metlife.com; edward.teagan@metlife.com; tom.j.routhier@metlife.com;  OpsPvtPlacements@metlife.com

With a copy OTHER than with respect to deliveries of financial statements to:

Metropolitan Property and Casualty Insurance Company

c/o MetLife Investment Advisors, LLC, Investments Law

One MetLife Way

Whippany, New Jersey 07981

Attention: Chief Counsel-Investments Law (PRIV)

Email:  sec_invest_law@metlife.com

(3)   Original notes delivered to:

Metropolitan Property and Casualty Insurance Company

c/o MetLife Investment Advisors, LLC, Investments Law

One MetLife Way

Whippany, New Jersey 07981

Attention:  Meredith Szwed, AVP Legal Investments

(4)  Taxpayer I.D. Number: [ ** ]

(5)  Tax Jurisdiction: United States/Rhode Island

(6)  UK Passport Treaty Number (if applicable): [ ** ]

Audit Requests:  Soft copy to AuditConfirms.PvtPlacements@metlife.com or hard copy to:  Metropolitan Life Insurance Company, Attn:  Private Placements Operations (ATTN: Audit Confirmations), 18210 Crane Nest Drive – 5th Floor, Tampa, FL 33647

Name and Address of Purchaser	Series	Principal Amount of Notes to be Purchased
METLIFE INSURANCE K.K. 1-3, Kioicho, Chiyoda-ku Tokyo, 102-8525 JAPAN	A B	$1,000,000 $1,100,000

(Securities to be registered in the name of MetLife Insurance K.K.)

(1)   All scheduled payments of principal and interest by wire transfer of immediately available funds to:

    Bank Name:    Citibank New York

                            111 Wall Street, New York, New York 10005 (USA)

ABA Routing #:  [ ** ]

Acct No./DDA:  [ ** ]872002

Acct Name:        METLIFE PP USDF

Ref:                    PPN [ ** ]–  Paychex Inc., 4.070, 13-MAR-2026

PPN [ ** ]–  Paychex Inc., 4.250, 13-MAR-2029

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.  For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2)   All notices and communications:

MetLife Asset Management Corp. (Japan)

Administration Department

Tokyo Garden Terrace Kioicho Kioi Tower 25F

1-3, Kioicho, Chiyoda-ku, Tokyo 102-8525 Japan

Attention:  Administration Dept. Manager

Email:         saura@metlife.co.jp

With a copy to:

MetLife Insurance K.K.

c/o MetLife Investment Advisors, LLC

Investments, Private Placements

One MetLife Way

Whippany, New Jersey 07981

Attention: [ ** ]

Emails: PPUCompliance@metlife.com; edward.teagan@metlife.com; tom.j.routhier@metlife.com;  OpsPvtPlacements@metlife.com

With another copy OTHER than with respect to deliveries of financial statements to:

MetLife Insurance K.K.

c/o MetLife Investment Advisors, LLC, Investments Law

One MetLife Way

Whippany, New Jersey 07981

Attention: Chief Counsel-Investments Law (PRIV)

Email:  sec_invest_law@metlife.com

(3)  Original notes delivered to:

MetLife Insurance K.K.

c/o MetLife Investment Advisors, LLC, Investments Law

One MetLife Way

Whippany, New Jersey 07981

Attention:  Meredith Szwed, AVP Legal Investments

(4)  Taxpayer I.D. Number: [ ** ] (USA) and [ ** ] (Japan)

(5)  Tax Jurisdiction: Japan

(6)  UK Passport Treaty Number (if applicable): [ ** ]

Audit Requests:  Soft copy to AuditConfirms.PvtPlacements@metlife.com or hard copy to:  Metropolitan Life Insurance Company, Attn:  Private Placements Operations (ATTN: Audit Confirmations), 18210 Crane Nest Drive – 5th Floor, Tampa, FL 33647

Name and Address of Purchaser	Series	Principal Amount of Notes to be Purchased
Pensionskasse des Bundes PUBLICA Attn. Asset Management 3007 Bern, Switzerland	A	$6,600,000

Securities to be registered in the name of Pensionskasse des Bundes PUBLICA

All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Currency:  USD

Bank Name:  JPMORGAN CHASE BANK, NEW YORK

SWIFT:  [ ** ]

Account No.:  [ ** ]

Name:  [ ** ]

FFC:  [ ** ]

Name:  [ ** ]

Ref:  PPN [ ** ]–  Paychex Inc., 4.070, 13-MAR-2026

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

All notices and communications:

Publica

c/o MetLife Investment Management Limited

Investments, Private Placements

One MetLife Way

Whippany, NJ 07981

Attention:  [ ** ]

Emails:  PPUCompliance@metlife.com; edward.teagan@metlife.com; tom.j.routhier@metlife.com;

With a copy OTHER than with respect to deliveries of financial statements to:

Pensionskasse des Bundes PUBLICA

Attn. Asset Management

Eigerstrasse 57

3007 Bern, Switzerland

Facsimile: +41 58 485 21 13

and

Publica c/o MetLife Investment Management Limited One MetLife Way Whippany, NJ 07981 Attention: Chief Counsel-Investments Law (PRIV) Email: sec_invest_law@metlife.com

Original notes delivered to:

JPMorgan Chase Bank, N.A.
4 Chase Metrotech Center, 3rd Floor
Brooklyn, New York 11245-0001
Attention:  Physical Receive Department

Reference Account: [ ** ]
Reference:  Account Name - [ ** ]

With COPIES OF THE NOTES emailed to [ ** ]

Taxpayer I.D. Number: [ ** ]

UK Passport Treaty Number (if applicable):        [ ** ]

Name and Address of Purchaser	Series	Principal Amount of Notes to be Purchased
Zurich American Insurance Company 1299 Zurich Way Schaumburg, IL 60196-1056	A	$6,600,000

(Securities to be registered in the name of Hare & Co. LLC)

All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name:  The Bank of New York Mellon

ABA Number:  [ ** ]

Account No.  [ ** ]

Account Name:  [ ** ]

FFC:  [ ** ]

Ref:   [ ** ]–  Paychex Inc., 4.070, 13-MAR-2026

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

All notices and communications:

Zurich American Insurance Company

c/o MetLife Investment Advisors, LLC

Investments, Private Placements

One MetLife Way

Whippany, NJ 07981

Attention:  [ ** ]

Facsimile (973) 355-4250

Emails:  PPUCompliance @metlife.com; edward.teagan@metlife.com; tom.j.routhier@metlife.com;

With a copy OTHER than with respect to deliveries of financial statements to:

Zurich American Insurance Company

c/o MetLife Investment Advisors, LLC

Investments, Privates Placements

One MetLife Way

Whippany, NJ 07981

Attention: Chief Counsel-Investments Law (PRIV)

Email:  [ ** ]

and

bmz.zis.operations@bm.zurich.com

Original notes delivered to:   The Depository Trust Company

570 Washington Blvd, 5th floor

Jersey City, NJ 07310

Attn: BNY Mellon/Branch Deposit Department

212 855 1000

*** Please note: As long as there is a letter with the account (927763) to deposit the shares into, the team at DTCC will book the shares in free***

With COPIES OF THE NOTES emailed to [ ** ]

Taxpayer I.D. Number:  [ ** ]

Tax Jurisdiction: United States

UK Passport Treaty Number (if applicable): n/a

Name and Address of Purchaser	Series	Principal Amount of Notes to be Purchased
Zurich Insurance Company Ltd, Bermuda Branch Attention: Mike Gutteridge Wellesley House 90 Pitt’s Bay Road Hamilton HM CX, Bermuda	A	$4,400,000

(Securities to be registered in the name of Hare & CO LLC)

All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name:  The Bank of New York Mellon

ABA Number:  [ ** ]

Account No.:   [ ** ]0

Account Name:  [ ** ]

Ref: Private Placement PPN [ ** ]/ Paychex Inc., 4.07% due 13-MAR-2026

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

All notices and communications:

Zurich Insurance Company Ltd, Bermuda Branch

c/o MetLife Investment Advisors, LLC

Investments, Private Placements

One MetLife Way

Whippany, NJ 07981

Attention:  [ ** ]

Facsimile (973) 355-4250

Emails:  [ ** ]

With a copy OTHER than with respect to deliveries of financial statements to:

Zurich Insurance Company Ltd, Bermuda Branch

Attn: Treasurer

Wellesley House

90 Pitt’s Bay Road

Hamilton HM CX, Bermuda

Contact: [ ** ]

Tel: 441 294 4000

Fax: 441 294 4001

E-Mail: [ ** ]

Original notes delivered to:

The Depository Trust Company

570 Washington Blvd – 5th Floor

Jersey City, NJ 07310

Attn: BNY Mellon/Branch Deposit Department

REF: TRUST A/C# [ ** ]

Please include in the cover letter accompanying the Notes a reference to the

Purchaser's account number (Zurich Insurance Company Ltd, Bermuda Branch.-

Private Placements; Account Number: [ ** ])

With COPIES OF THE NOTES emailed to [ ** ]

Taxpayer I.D. Number: [ ** ]

Tax Jurisdiction: Switzerland

UK Passport Treaty Number (if applicable): N/A

Name and Address of Purchaser	Series	Principal Amount of Notes to be Purchased
Zurich American Insurance Company Master Retirement Trust 1299 Zurich Way Schaumburg, Il 60196-1056	A	$2,200,000

(

(Securities to be registered in the name of ELL & Co)

ATTENTION INVESTORS COUNSEL: Please contact MetLife deal attorney to confirm that MetLife has completed ERISA review and/or to obtain relevant disclosure letter form, if applicable.

All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name:  The Northern Trust

ABA:  [ ** ]

SWIFT:  [ ** ]

Account No.:  [ ** ]86041000

Sort Code:  [ ** ]

FFC:  [ ** ]

Ref:    [ ** ]–  Paychex Inc., 4.07% due 13-MAR-2026

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

All notices and communications:

Zurich American Insurance Company Master Retirement Trust

c/o MetLife Investment Advisors, LLC

Investments, Private Placements

One MetLife Way

Whippany, NJ 07981

Attention:  [ ** ]

Facsimile (973) 355-4250

Emails:  [ ** ]

With a copy OTHER than with respect to deliveries of financial statements to:

[ ** ]

Original notes delivered to:

The Northern Trust Company

Trade Securities Processing, C-1N

801 South Canal Street

Chicago, IL 60607

REF Northern Acct. 518604100 / Zurich Master Trust

With COPIES OF THE NOTES emailed to [ ** ]

Taxpayer I.D. Number: [ ** ]

Tax Jurisdiction: United States

UK Passport Treaty Number (if applicable): [ ** ]

Name and Address of Purchaser	Series	Principal Amount of Notes to be Purchased
Associated Electric & Gas Insurance Services Limited c/o AEGIS Insurance Services, Inc. 1 Meadowlands Plaza East Rutherford, NJ 07073	A	$4,400,000

(Securities to be registered in the name of:  Associated Electric & Gas Insurance Services Limited)

All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name:  The Northern Trust

ABA Number:  [ ** ]
Credit Wire Account #  [ ** ]

Northern Trust Account No.  [ ** ]

Northern Trust Account Name:  [ ** ]

ATTN:   Income Collections

FFC:

Ref:  PPN [ ** ]–  Paychex Inc., 4.07% due 13-MAR-2026

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

All notices and communications:

Associated Electric & Gas Insurance Services Limited

c/o MetLife Investment Advisors, LLC

Investments, Private Placements

One MetLife Way

Whippany, NJ 07981

Attention:  [ ** ]

Emails:  [ ** ]

With a copy OTHER than with respect to deliveries of financial statements to:

AEGIS Insurance Services, Inc.

1 Meadowlands Plaza

East Rutherford, NJ 07073

Attn:  Investment Division

Original notes delivered to:

The Northern Trust Company
Attn: Trade Securities processing, C-2N

801 South Canal Street

Chicago, IL 60607

Northern Trust Account No.: [ ** ]

Northern Trust Account Name: [ ** ]

With COPIES OF THE NOTES emailed to [ ** ]

Taxpayer I.D. Number: [ ** ]

UK Passport Treaty Number (if applicable): N/A

Name and Address of Purchaser	Series	Principal Amount of Notes to be Purchased
Farmers New World Life Insurance Company 3003 77th Avenue Southeast Mercer Island, WA 98040	A	$2,200,000

(Securities to be registered in the name of Farmers New World Life Insurance Company)

All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name:  JPMorgan Chase Bank NA

ABA:  ABA  [ ** ]

Account No.:  [ ** ]

Account Name:  [ ** ]

FFC:  [ ** ]

Ref:  PPN [ ** ]–  Paychex Inc., 4.07% due 13-MAR-2026

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

All notices and communications:

Farmers New World Life Insurance Company

c/o MetLife Investment Advisors, LLC

Investments, Private Placements

One MetLife Way

Whippany, NJ 07981

Attention:  [ ** ]

Facsimile (973) 355-4250

Emails:  [ ** ]

With a copy OTHER than with respect to deliveries of financial statements to:

Farmers New World Life Insurance Company

c/o MetLife Investment Advisors, LLC

Investments, Privates Placements

One MetLife Way

Whippany, NJ 07981

Attention: Chief Counsel-Investments Law (PRIV)

Email:  sec_invest_law@metlife.com

and

JPMorgan Chase Bank, NA

Attn:  Physical Vault

4 Metrotech Center, 3rd Floor

Brooklyn, NY 11245

and

[ ** ]

Original notes delivered to:

Overnite/mailing address:

JPMorgan Chase Bank, NA

Attn:  Aubrey Reuben (718-242-0269)

FFC: [ ** ]

Physical Receive

4 Metrotech Center, 3rd Floor

Brooklyn, NY 11245

Street Deliveries (via messenger or walk up)

JPMorgan Chase Bank, N.A.

4 Metrotech Center

1st Floor, Window 5

Brooklyn, New York 11245-0001

Attention: Physical Receive Department

FFC: [ ** ]

(Use Willoughby Street Entrance)

With COPIES OF THE NOTES emailed to [ ** ]

Taxpayer I.D. Number: [ ** ]

Tax Jurisdiction: United States

UK Passport Treaty Number (if applicable): [ ** ]

Name and Address of Purchaser	Series	Principal Amount of Notes to be Purchased
BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY 334 Madison Avenue Convent Station, New Jersey 07961	A	$2,600,000

(Securities to be registered in the name of Brighthouse Life Insurance Company of NY)

All scheduled payments of principal and interest by wire transfer of immediately available funds to:

    Bank Name:  JPMorgan Chase Bank

    ABA Routing #:  [ ** ]

    Account No.:  [ ** ]

    Account Name:  [ ** ]

    Ref:  PPN [ ** ]–  Paychex Inc., 4.070, 13-MAR-2026

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

All notices and communications:

Brighthouse Life Insurance Company of NY

c/o MetLife Investments Advisors, LLC, Investments – Privates Placements

One MetLife Way

Whippany, New Jersey 07981

Attention: [ ** ]

Emails:  PPUCompliance@metlife.com   and edward.teagan@metlife.com;

With a copy OTHER than with respect to deliveries of financial statements to:

Brighthouse Life Insurance Company of NY

c/o MetLife Investment Advisors, LLC, Investments Law

One MetLife Way

Whippany, New Jersey 07981

Attention: Chief Counsel-Investments Law (PRIV)

Email:  sec_invest_law@metlife.com

Original notes delivered to:

JP Morgan Chase Bank NA

4 Chase Metrotech Center, 3rd Floor

Brooklyn, NY   11245-0001

Attention:  Physical Receive Department

Ref:  Account [ ** ]

With COPIES OF THE NOTES emailed to [ ** ]

Taxpayer I.D. Number: [ ** ]

UK Passport Treaty Number (if applicable): [ ** ]

Name and Address of Purchaser	Series	Principal Amount of Notes to be Purchased
BRIGHTHOUSE LIFE INSURANCE COMPANY 334 Madison Avenue Convent Station, New Jersey 07961	B	$10,000,000

 (Portfolio 47R---Sep Acct @Chase)

[Securities to be registered in the name of Brighthouse Life Insurance Company, on behalf of its Separate Account SA (Structured Annuity)]

(1)All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name:  JPMorgan Chase Bank

ABA Routing #:  [ ** ]

Account No.:  [ ** ]

Account Name:  [ ** ]

Ref:  PPN [ ** ]–  Paychex Inc., 4.250, 13-MAR-2029

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2)All notices and communications:

Brighthouse Life Insurance Company

c/o MetLife Investment Advisors, LLC, Investments - Private Placements

One MetLife Way

Whippany, New Jersey 07981

Attention: [ ** ]

Emails:  [ ** ]

With a copy OTHER than with respect to deliveries of financial statements to:

Brighthouse Life Insurance Company

c/o MetLife Investment Advisors, LLC, Investments Law

One MetLife Way

Whippany, New Jersey 07981

Attention: Chief Counsel-Investments Law (PRIV)

Email:  sec_invest_law@metlife.com

(3)Original notes delivered to:

JP Morgan Chase Bank NA

4 Chase Metrotech Center, 3rd Floor

Brooklyn, NY   11245-0001

Attention:  Physical Receive Department

Ref: [ ** ]

With COPIES OF THE NOTES emailed to [ ** ]

(4)Taxpayer I.D. Number: [ ** ]

UK Passport Treaty Number (if applicable): [ ** ]

Name and Address of Purchaser	Series	Principal Amount of Notes to be Purchased
Brighthouse Reinsurance Company of Delaware 334 Madison Avenue Convent Station, New Jersey 07961	B	$7,500,000

(Securities to be registered in the name of Brighthouse Reinsurance Company of Delaware)

(1)All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name:  JP Morgan Chase Bank

ABA Routing #:[ ** ]

Account No.:  [ ** ]

Account Name:   [ ** ]

Ref:  PPN [ ** ]–  Paychex Inc., 4.250, 13-MAR-2029

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2)All notices and communications:

Brighthouse Reinsurance Company of Delaware

c/o MetLife Investment Advisors, LLC, Investments – Private Placements

One MetLife Way

Whippany, New Jersey 07981

Attention:  [ ** ]

Emails:  [ ** ]

With a copy OTHER than with respect to deliveries of financial statements to:

Brighthouse Reinsurance Company of Delaware

c/o MetLife Investment Advisors, LLC, Investments Law

One MetLife Way

Whippany, New Jersey 07981

Attention: Chief Counsel-Investments Law (PRIV)

Email:  sec_invest_law@metlife.com

(3)Original notes delivered to:

JP Morgan Chase Bank NA

4 Chase Metrotech Center, 3rd Floor

Brooklyn, NY   11245-0001

Attention:  Physical Receive Department

Ref:  Account [ ** ]

With COPIES OF THE NOTES emailed to [ ** ]

(4)Taxpayer I.D. Number: [ ** ]

(5)UK Passport Treaty Number (if applicable):     N/A

Name and Address of Purchaser	Series	Principal Amount of Notes to be Purchased
MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY c/o Barings LLC 1500 Main Street – Suite 2200 PO Box 15189 Springfield, MA 01115-5189	A B	$12,525,000 $15,900,000

Payments

All payments on account of the Series A Notes shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds, (identifying each payment of as “Paychex of New York LLC, 4.07% Senior Notes, Series A, due March 13, 2026, PPN [ ** ]” interest and principal); and

All payments on account of the Series B Notes shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds, (identifying each payment of as “Paychex of New York LLC, 4.25% Senior Notes, Series B, due March 13, 2029, PPN [ ** ]interest and principal), to:

MassMutual

Citibank

New York, New York

ABA # [ ** ]

Acct #[ ** ]

RE:  Description of security, cusip, principal and interest split

With advice of payment to the Treasury Operations Securities Management Department at Massachusetts Mutual Life Insurance Company at mmincometeam@massmutual.com or (413) 226-4295 (facsimile).

Registration of Securities

All securities should be registered to Massachusetts Mutual Life Insurance Company and sent via overnight mail to:

Massachusetts Mutual Life Insurance Company

1295 State Street, MIP: E415

Springfield, MA 01111

Attention:  [ ** ]

Telephone: 413-744-1885

E-mail: [ ** ]

With a copy to:

[ ** ]

Notices

Send Communications and Notices (including electronic delivery of financials) to

Massachusetts Mutual Life Insurance Company

c/o Barings LLC

1500 Main Street – Suite 2200

PO Box 15189

Springfield, MA 01115-5189

With notification to:

[ ** ]

Send Notices on Payments to

Massachusetts Mutual Life Insurance Company

Treasury Operations Securities Management

1295 State Street

Springfield, MA 01111

Attn: [ ** ]

With a copy to:

Massachusetts Mutual Life Insurance Company

c/o Barings LLC

1500 Main Street – Suite 2200

PO Box 15189

Springfield, MA  01115-5189

Tax Identification No.   [ ** ]

DTTP No.:  [ ** ]

Name and Address of Purchaser	Series	Principal Amount of Notes to be Purchased
MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY c/o Barings LLC 1500 Main Street – Suite 2200 PO Box 15189 Springfield, MA 01115-5189	A B	$3,100,000 $1,900,000

Payments

All payments on account of the Series A Notes shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds, (identifying each payment of as “Paychex of New York LLC, 4.07% Senior Notes, Series A, due March 13, 2026, PPN [ ** ]” interest and principal); and

All payments on account of the Series B Notes shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds, (identifying each payment of as “Paychex of New York LLC, 4.25% Senior Notes, Series B, due March 13, 2029, PPN [ ** ]” interest and principal), to:

MASSMUTUAL TRUST RPG (MMTRRPG)

Citibank, N.A

New York, New York

ABA # [ ** ]

Acct Name [ ** ]

Acct #[ ** ]

FCC:  MassMutual Trust Account #[ ** ]

RE: Description of security, cusip, principal and interest split

With advice of payment to the Treasury Operations Securities Management Department at Massachusetts Mutual Life Insurance Company at mmincometeam@massmutual.com or (413) 226-4295 (facsimile).

Registration of Securities

All securities should be registered to Massachusetts Mutual Life Insurance Company and sent the following address:

For delivery by mail or overnight courier:

Citibank NA

399 Park Avenue

Level B Vault

New York, NY  10022

Acct. #[ ** ]

With a copy to:

[ ** ]

Notices

Send Communications and Notices (including electronic delivery of financials) to

Massachusetts Mutual Life Insurance Company

c/o Barings LLC

1500 Main Street – Suite 2200

PO Box 15189

Springfield, MA 01115-5189

With notification to:

[ ** ]

Send Notices on Payments to

Massachusetts Mutual Life Insurance Company

Treasury Operations Securities Management

1295 State Street

Springfield, MA 01111

Attn: [ ** ]

With a copy to:

Massachusetts Mutual Life Insurance Company

c/o Barings LLC

1500 Main Street – Suite 2200

PO Box 15189

Springfield, MA  01115-5189

Tax Identification No.   [ ** ]

DTTP No.:  [ ** ]

Name and Address of Purchaser	Series	Principal Amount of Notes to be Purchased
MASSMUTUAL ASIA LIMITED c/o Barings LLC 1500 Main Street – Suite 2200 PO Box 15189 Springfield, MA 01115-5189	A B	$2,100,000 $2,200,000

Payments

All payments on account of the Series A Notes shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds, (identifying each payment of as “Paychex of New York LLC, 4.07% Senior Notes, Series A, due March 13, 2026, PPN [ ** ]” interest and principal); and

All payments on account of the Series B Notes shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds, (identifying each payment of as “Paychex of New York LLC, 4.25% Senior Notes, Series B, due March 13, 2029, PPN [ ** ]” interest and principal), to:

Gerlach & Co.

Citibank, N.A.

ABA Number [ ** ]

Concentration Account [ ** ]

FFC: [ ** ]

Name of Security/CUSIP Number

With advice of payment to the Treasury Operations Securities Management Department at Massachusetts Mutual Life Insurance Company at mmincometeam@massmutual.com or (413) 226-4295 (facsimile).

Registration of Securities

All securities should be registered in Citibank's nominee name of Gerlach & Co. and sent to the following address:

Citibank NA

399 Park Avenue

Level B Vault

New York, NY  10022

Acct. #[ ** ]

With a copy to:

[ ** ]

Notices

Send Communications and Notices (including electronic delivery of financials) to

MassMutual Asia Limited

c/o Barings LLC

1500 Main Street – Suite 2200

PO Box 15189

Springfield, MA 01115-5189

With notification to:

[ ** ]

Send Notices on Payments to

MassMutual Asia Limited

Treasury Operations Securities Management

1295 State Street

Springfield, MA 01111

Attn: [ ** ]

With a copy to:

MassMutual Asia Limited

c/o Barings LLC

1500 Main Street – Suite 2200

PO Box 15189

Springfield, MA  01115-5189

Name and Address of Purchaser	Series	Principal Amount of Notes to be Purchased
MUFG Fund Services (Cayman) Limited, acting solely in its capacity as trustee of Bright – I Fund, a sub-fund of Global Private Credit Umbrella Unit Trust c/o Barings LLC 1500 Main Street – Suite 2200 PO Box 15189 Springfield, MA 01115-5189	A	$2,275,000

Payments

All payments on account of the Series A Notes shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds, (identifying each payment of as “Paychex of New York LLC, 4.07% Senior Notes, Series A, due March 13, 2026, PPN [ ** ]9” interest and principal), to:

JP Morgan Chase Bank, NA

New York, New York

ABA # [ ** ]

Account No: [ ** ]

Account Name: [ ** ]

FFC: [ ** ]

RE:  Description of security, cusip, principal and interest split

Registration of Securities

All securities should be registered to TTNY & CO. and sent via overnight mail to:

DTCC New York Window

570 Washington Blvd – 5th floor

Jersey City, NJ 07310

Attn: Terrance Hines (ph: 212-855-4473)

FBO: Mitsubishi UFJ Trust and Banking Corp Participant #[ ** ] for [ ** ]

With a copy to:

[ ** ]

Notices

Send Communications and Notices, including notices on payments,  to

MUFG Fund Services (Cayman) Limited, acting solely in its capacity as trustee of Bright – I Fund, a sub-fund of Global Private Credit Umbrella Unit Trust

c/o Barings LLC

1500 Main Street – Suite 2200

PO Box 15189

Springfield, MA 01115-5189

With notification to:

[ ** ]

Electronic Delivery of Financials and other information to:

MUFG Fund Services (Cayman) Limited, acting solely in its capacity as trustee of Bright – I Fund, a sub-fund of Global Private Credit Umbrella Unit Trust

c/o Barings LLC

1500 Main Street – Suite 2200

PO Box 15189

Springfield, MA 01115-5189

Tax Identification No: N/A

Name and Address of Purchaser	Series	Principal Amount of Notes to be Purchased
TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA 730 Third Avenue New York, New York 10017	A B	$20,000,000 $20,000,000

Payments

All payments on or in respect of the Notes shall be made in immediately available funds on the due date by electronic funds transfer, through the Automated Clearing House System, to:

JPMorgan Chase Bank, N.A.

ABA # [ ** ]

Account Number: [ ** ]

Account Name:  [ ** ]

For Further Credit to the Account Number:  [ ** ]

Reference:  PPN [ ** ](Series A due 3/13/2026)

                    PPN [ ** ](Series B due 3/13/2029)

Maturity Date:           /Interest Rate:         %/P&I Breakdown

Payment Notices

All notices with respect to payments and prepayments of the Notes shall be sent to:

Teachers Insurance and Annuity Association of America

730 Third Avenue

New York, New York 10017

Attention: Securities Accounting Division

Phone: (212) 916-5504

Facsimile: (212) 916-4699

With a copy to:

JPMorgan Chase Bank, N.A.

P.O. Box 35308

Newark, New Jersey 07101

Contemporaneous written confirmation of any electronic funds transfer shall be sent to the above addresses setting forth (1) the full name, private placement number, interest rate and maturity date of the Notes, (2) allocation of payment between principal, interest, Make-Whole Amount, other premium or any special payment and (3) the name and address of the bank from which such electronic funds transfer was sent.

Notices and Communications

All notices and communications, including notices with respect to payments and prepayments, shall be delivered or mailed to:

Teachers Insurance and Annuity Association of America

c/o Nuveen Alternatives Advisors LLC

8500 Andrew Carnegie Blvd

Charlotte, NC  28262

Attention: Global Private Markets

Telephone:  (212) 916-4000 (General Number)

Facsimile:  (704) 988-4916

Taxpayer Identification Number:  [ ** ] [ ** ]

Physical Delivery of Notes:

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center

3rd Floor

Brooklyn, New York 11245-0001

Attention: Physical Receive Department

For TIAA A/C # [ ** ]

With a copy to (include note, transmittal letter & tracking information):

Email: [ ** ]

Name of Purchaser	Series	Principal Amount of Notes to be Purchased
Jackson National Life Insurance Company	A B	$10,000,000 $5,000,000

PRIVATE PLACEMENTS – ELI ACCT

1.Please wire all payments as follows.  To ensure accurate and timely posting of principal and interest, please include all relevant information on the wire.

The Bank of New York Mellon

ABA # [ ** ]

Account #: [ ** ]

Ref: 187242, PPN [ ** ](Series A 4.07% due 3/13/2026) or PPN [ ** ]432* AB7 (Series B 4.25% due 3/13/2029), and Breakdown (P&I)

2.Original physical notes & certificates should be delivered as follows:

The Depository Trust Company

570 Washington Blvd – 5th Floor

Jersey City, NJ 07310

Attn: BNY Mellon/Branch Deposit Department Ref: [ ** ] (very important)

3.DTC Settlement Instructions :

DTC Participant # [ ** ]Agent Bank # 26088

Institution # [ ** ]

Interested Party # [ ** ]

Account # [ ** ]

4.Original documents and copies of notes and certificates, notices, waivers, amendments and consents should be sent to:

a)PPM America, Inc.

225 West Wacker Drive, Suite 1200

Chicago, IL 60606-1228

Attn: Private Placements – [ ** ]

Phone: (312) 634-7853, Fax: (312) 634-0054

Email: [ ** ]

Email PPMAPrivateReporting@ppmamerica.com

5.     Financial Information should be sent to:

a)PPM America, Inc.

225 West Wacker Drive, Suite 1200

Chicago, IL 60606-1228

Attn: Private Placements – [ ** ]

Phone: (312) 634-7853, Fax: (312) 634-0054

Email: PPMAPrivateReporting@ppmamerica.com

6.Payment notices should be sent to:

      Jackson National Life Insurance Company

      c/o The Bank of New York Mellon

      P O Box 392003

     Attn: P & I Department

     Pittsburgh, PA 15251-9003

7.Legal name to appear on notes:

Jackson National Life Insurance Company

8.Jackson National Life Insurance Company was incorporated in Michigan on June 19, 1961.

EIN:[ ** ]

Its address is:One Corporate Way

Lansing, MI 48951

9.Name of institution as it should appear in any publicity: PPM America, Inc.

Name of Purchaser	Series	Principal Amount of Notes to be Purchased
Jackson National Life Insurance Company	A	$10,000,000

PRIVATE PLACEMENTS – MVA ACCT

1.Please wire all payments as follows.  To ensure accurate and timely posting of principal and interest, please include all relevant information on the wire.

The Bank of New York Mellon

ABA # [ ** ]

Account #: [ ** ]

Ref: [ ** ] PPN [ ** ](Series A 4.07% due 3/13/2026), and Breakdown (P&I)

2.Original physical notes & certificates should be delivered as follows:

The Depository Trust Company

570 Washington Blvd – 5th Floor

Jersey City, NJ 07310

Attn: BNY Mellon/Branch Deposit Department Ref: 187244 (very important)

3.DTC Settlement Instructions :

DTC Participant # [ ** ]

Agent Bank # [ ** ]

Institution # [ ** ]

Interested Party # [ ** ]

Account # [ ** ]

4.Original documents and copies of notes and certificates, notices, waivers, amendments and consents should be sent to:

a)PPM America, Inc.

225 West Wacker Drive, Suite 1200

Chicago, IL 60606-1228

Attn: Private Placements – [ ** ]

Phone: (312) 634-7853 Fax: (312) 634-0054

Email: [ ** ]

Email: PPMAPrivateReporting@ppmamerica.com

5.  Financial information should be sent to:

a)PPM America, Inc.

225 West Wacker Drive, Suite 1200

Chicago, IL 60606-1228

Attn: Private Placements – [ ** ]

Phone: (312) 634-7853, Fax: (312) 634-0054

Email: PPMAPrivateReporting@ppmamerica.com

6.Payment notices should be sent to:

Jackson National Life Insurance Company

c/o The Bank of New York Mellon

P O Box 392003

Attn: P & I Department

Pittsburgh, PA 15251-9003

7.Legal name to appear on notes:

Jackson National Life Insurance Company

8.Jackson National Life Insurance Company was incorporated in Michigan on June 19, 1961.

EIN:[ ** ]

Its address is:One Corporate Way

Lansing, MI 48951

9.Name of institution as it should appear in any publicity: PPM America, Inc.

Name of Purchaser	Series	Principal Amount of Notes to be Purchased
Jackson National Life Insurance Company	B	$15,000,000

PRIVATE PLACEMENTS – GIC ACCT

1.Please wire all payments as follows.  To ensure accurate and timely posting of principal and interest, please include all relevant information on the wire.

The Bank of New York Mellon

ABA # [ ** ]

Account #: [ ** ]

Ref: [ ** ], PPN [ ** ] [ ** ](Series B 4.25% due 3/13/2029), and Breakdown (P&I)

2.Original physical notes & certificates should be delivered as follows:

The Depository Trust Company

570 Washington Blvd - 5th floor

Jersey City, NJ  07310

Attn: BNY Mellon/Branch Deposit Department Ref: 187243 (very important)

3.DTC Settlement Instructions :

DTC Participant # [ ** ]

Agent Bank # [ ** ]

Institution # [ ** ]

Interested Party # [ ** ]

Account # [ ** ]

4.Original documents and copies of notes and certificates, notices, waivers, amendments and consents should be sent to:

PPM America, Inc.

       225 West Wacker Drive, Suite 1200

       Chicago, IL 60606-1228

       Attn: Private Placements – [ ** ]

       Phone: (312) 634-7853, Fax: (312) 634-0054

       Email: [ ** ]

       Email: PPMAPrivateReporting@ppmamerica.com

5.   Financial information should be sent to:

      PPM America, Inc.

      225 West Wacker Drive, Suite 1200

      Chicago, IL 60606-1228

      Attn: Private Placements – [ ** ]

       Phone: (312) 634-7853, Fax: (312) 634-0054

       Email: PPMAPrivateReporting@ppmamerica.com

6.Payment notices should be sent to:

Jackson National Life Insurance Company

c/o The Bank of New York Mellon

P O Box 392003

Attn: P & I Department

Pittsburgh, PA 15251-9003

7.Legal name to appear on notes:

Jackson National Life Insurance Company

8.Jackson National Life Insurance Company was incorporated in Michigan on June 19, 1961.

EIN:[ ** ]

Its address is:  One Corporate Way

Lansing, MI 48951

9.Name of institution as it should appear in any publicity: PPM America, Inc.

Name of Purchaser	Series	Principal Amount of Notes to be Purchased
New York Life Insurance and Annuity Corporation	A B	$14,200,000 $14,200,000

See instructions on following page.

Also, with respect to any notices delivered electronically under clause 2 in the attached, please also send a copy to:  [ ** ]

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(Tax I.D. No. [ ** ] )

(1)All payments by wire or intrabank transfer of immediately available funds to:

JPMorgan Chase Bank

New York, New York

ABA No. [ ** ]

Swift Code: [ ** ]

Credit: [ ** ]

General Account No. [ ** ]

with sufficient information (including issuer, PPN number, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds,

All notices of payments, written confirmations of such wire transfers and any audit confirmation:

New York Life Insurance and Annuity Corporation

c/o NYL Investors LLC

51 Madison Avenue

2nd Floor, Room 208

New York, New York 10010-1603

Attention:Investment Services

Private Group

2nd Floor

Fax #: 908-840-3385

with a copy sent electronically to:

[ ** ]

[ ** ]

Any changes in the foregoing payment instructions shall be confirmed by e-mail to NYLIMWireConfirmation@nylim.com prior to becoming effective.

(2)All other communications:

New York Life Insurance and Annuity Corporation

c/o NYL Investors LLC

51 Madison Avenue

2nd Floor, Room 208

New York, New York 10010-1603

Attention:Private Capital Investors

2nd Floor

Fax #: 908-840-3385

with a copy sent electronically to:

[ ** ]

and with a copy of any notices regarding defaults or Events of Default under the operative documents to:

Attention:Office of General Counsel

Investment Section, Room 1016
Fax #: 212-576-8340

(3)Note(s) to be registered in the name of: [ ** ]

Name of Purchaser	Series	Principal Amount of Notes to be Purchased
New York Life Insurance Company	A B	$5,000,000 $5,000,000

See instructions on following page.

Also, with respect to any notices delivered electronically under clause 2 in the attached, please also send a copy to:  [ ** ]

NEW YORK LIFE INSURANCE COMPANY
(Tax I.D. No. [ ** ])

(1)All payments by wire or intrabank transfer of immediately available funds to:

JPMorgan Chase Bank

New York, New York 10019

ABA No. [ ** ]

Swift Code: [ ** ]

Credit: [ ** ]

General Account No[ ** ]

with sufficient information (including issuer, PPN number, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds.

All notices of payments, written confirmations of such wire transfers and any audit confirmation:

New York Life Insurance Company

c/o NYL Investors LLC

51 Madison Avenue

2nd Floor, Room 208

New York, New York 10010-1603

Attention:Investment Services

Private Group

2nd Floor

Fax #: 908-840-3385

with a copy sent electronically to:

[ ** ]

Any changes in the foregoing payment instructions shall be confirmed by e-mail to NYLIMWireConfirmation@nylim.com prior to becoming effective.

(2)All other communications:

New York Life Insurance Company

c/o NYL Investors LLC

51 Madison Avenue

2nd Floor, Room 208

New York, New York 10010

Attention:Private Capital Investors

2nd Floor

Fax #: 908-840-3385

with a copy sent electronically to:

[ ** ]

and with a copy of any notices regarding defaults or Events of Default under the operative documents to:

Attention:Office of General Counsel

Investment Section, Room 1016
Fax #: 212-576-8340

(3)Note(s) to be registered in the name of: [ ** ]

Name of Purchaser	Series	Principal Amount of Notes to be Purchased

The Bank of New York Mellon, a banking corporation organized under the laws of New York, not in its individual capacity but solely as Trustee under that certain Trust Agreement dated as of July 1st, 2015 between New York Life Insurance Company, as Grantor, John Hancock Life Insurance Company (U.S.A.), as Beneficiary, John Hancock Life Insurance Company of New York, as Beneficiary, and The Bank of New York Mellon, as Trustee

Hare & Co, LLC (as nominee for the NYL- JH Trust)

	A B	$600,000 $600,000

See instructions on following page.

Also, with respect to any notices delivered electronically under clause 2 in the attached, please also send a copy to:  [ ** ]

The Bank of New York Mellon, a banking corporation organized under the laws of New York, not in its individual capacity but solely as Trustee under that certain Trust Agreement dated as of July
1st, 2015 between New York Life Insurance Company, as Grantor, John Hancock Life Insurance
Company (U.S.A.), as Beneficiary, John Hancock Life Insurance Company of New York, as
Beneficiary, and The Bank of New York Mellon, as Trustee

(Note(s) to be registered in the name of "Hare & Co, LLC.")
(Tax I.D. No. [ ** ] )

(1)All payments by wire or intrabank transfer of immediately available funds to:

The Bank of New York Mellon

ABA [ **]

Swift Code: [ **]

[ **]

[ **]

Payments should include the following information in the field for details of payment: [ **]

All notices of payments, written confirmations of such wire transfers and any audit confirmation:

BNY Mellon

US Income

2 Hanson Place

Private placement Dept 10th floor

Brooklyn, NY 11217

with a copy sent electronically to: [ **]

Any changes in the foregoing payment instructions shall be confirmed by e-mail to [ **] prior to becoming effective.

(2)All other communications:

New York Life Insurance Company

c/o NYL Investors LLC

51 Madison Avenue

2nd Floor, Room 208

New York, New York 10010

Attention:Private Capital Investors

2nd Floor

Fax #: 908-840-3385

with a copy sent electronically to:

[ **]

and with a copy of any notices regarding defaults or Events of Default under the operative documents to:

Attention:Office of General Counsel
Investment Section, Room 1016
Fax #: 212-576-8340

(3)Note(s) to be registered in the name of: Hare & Co, LLC.

(4)Physical address for notes delivery.

Address for Mailing Certificates:

The Depository Trust Company

570 Washington Blvd - 5th floor

Jersey City, NJ 07310

Attn: [ ** ]

Account # [ ** ]

Name of Purchaser	Series	Principal Amount of Notes to be Purchased
New York Life Insurance and Annuity Corporation institutionally owned life insurance separate account ([ ** ])	A B	$200,000 $200,000

See instructions on following page.

Also, with respect to any notices delivered electronically under clause 2 in the attached, please also send a copy to:  [ ** ]

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30E)

(Tax I.D. No. [ ** ])

(1)All payments by wire or intrabank transfer of immediately available funds to:

JPMorgan Chase Bank

New York, New York

ABA No. [ ** ]

Swift Code: [ ** ]

[ ** ]

General Account No. [ ** ]

with sufficient information (including issuer, PPN number, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds, with advice of such payments to:

All notices of payments, written confirmations of such wire transfers and any audit confirmation:

New York Life Insurance and Annuity Corporation

Institutionally Owned Life Insurance Separate Account

c/o NYL Investors LLC

51 Madison Avenue

2nd Floor Room 208

New York, New York 10010-1603

Attention:Investment Services

Private Group

2nd Floor Room 201
Fax #: 908-840-3385

with a copy sent electronically to:

[ ** ]

Any changes in the foregoing payment instructions shall be confirmed by e-mail to [ ** ] prior to becoming effective.

(2)All other communications:

New York Life Insurance and Annuity Corporation

Institutionally Owned Life Insurance Separate Account

do NYL Investors LLC

51 Madison Avenue

2nd Floor Room 208

New York, New York 10010-1603

Attention:Private Capital Investors

2nd Floor

Fax #: 908-840-3385

with a copy sent electronically to:

[ ** ]

and with a copy of any notices regarding defaults or Events of Default under the operative documents to:

Attention:Office of General Counsel
Investment Section, Room 1016
Fax #: 212-576-8340

(3)Note(s) to be registered in the name of: [ ** ]

Name of Purchaser	Series	Principal Amount of Notes to be Purchased
Nationwide Life Insurance Company	A	$20,000,000

Tax I.D. # [ ** ]

Send financial, compliance reports and all other communications to:

Nationwide Life Insurance Company

Nationwide Investments – Private Placements

E-mail: [ ** ]

One Nationwide Plaza (1-05-801)

Columbus, OH 43215-2220

Wiring instructions:

The Bank of New York Mellon

ABA #[ ** ]

BNF: [ ** ]

Acct #  [ ** ]

Attn: [ ** ]

PPN [ ** ]

Security Description: Series A 4.07% due 3/13/2026

All notices of payment on or in respect to the security should be sent to:

Nationwide Life Insurance Company

c/o The Bank of New York Mellon

Attn: P&I Department

P.O. Box 392003

Pittsburgh PA 15251

With a copy to:

Nationwide Life Insurance Company

Nationwide Investments - Investment Operations

One Nationwide Plaza (1-05-401)

Columbus, OH 43215-2220

The original note should be registered in the name of Nationwide Life Insurance Company and delivered to:

The Depository Trust Company

570 Washington Blvd – 5th floor

Jersey City, NJ 07310

Attn: BNY Mellon/Branch Deposit Department

F/A/O Nationwide Life Insurance Co. Acct #[ ** ]

Name of Purchaser	Series	Principal Amount of Notes to be Purchased
Nationwide Life and Annuity Insurance Company	B	$10,000,000

Tax I.D. #[ ** ]

Send financial, compliance reports and all other communications to:

Nationwide Life and Annuity Insurance Company

Attn: Nationwide Investments – Private Placements

E-mail: ooinwpp@nationwide.com

One Nationwide Plaza (1-05-801)

Columbus, OH 43215-2220

Wiring instructions:

The Bank of New York Mellon

ABA #[ ** ]

BNF: [ ** ]

Account #  [ ** ]

Attn: P & I Department

PPN [ ** ]

Security Description:  Series B 4.25% due 3/13/2029

All notices of payment on or in respect to the security should be sent to:

Nationwide Life and Annuity Insurance Company

c/o The Bank of New York

Attn: P & I Department

P.O. Box 392003

Pittsburgh, PA 15251

With a copy to:

Nationwide Life and Annuity Insurance Company

Attn: Nationwide Investments - Investment Operations

One Nationwide Plaza (1-05-401)

Columbus, OH 43215-2220

The original note should be registered in the name of Nationwide Life and Annuity Insurance Company and delivered to:

The Depository Trust Company

570 Washington Blvd. – 5th Floor

Jersey City, NJ 07310

Attn: BNY Mellon/Branch Deposit Department

F/A/O Nationwide Life and Annuity Insurance Co. Acct #[ ** ]

Name of Purchaser	Series	Principal Amount of Notes to be Purchased
STATE FARM LIFE INSURANCE COMPANY	A B	$19,000,000 $10,000,000

STATE FARM LIFE INSURANCE COMPANY

TAX ID #[ ** ]

Participation/Series:     $19,000,000/4.07% Senior Notes due March 13, 2026

$10,000,000/4.25% Senior Notes due March 13, 2029

Wire Transfer Instructions:

JPMorganChase

ABA#[ ** ]

Attn:[ ** ]

A/C#[ ** ]

For further credit to:State Farm Life Insurance Company

Custody Account # [ ** ]

RE:Paychex, Inc. 4.07% Senior Notes due March 13, 2026

PPN [ ** ]

Maturity Date: March 13, 2026

Paychex, Inc. 4.25% Senior Notes due March 13, 2029

PPN [ ** ]

Maturity Date: March 13, 2029

Send notices, financial statements, officer’s certificates and other correspondence to:

State Farm Life Insurance Company

Investment Dept. E-8

One State Farm Plaza

Bloomington, IL   61710

If by E-Mail:[ ** ]

Send confirms to:

State Farm Life Insurance Company

Investment Accounting Dept. D-3

One State Farm Plaza

Bloomington, IL   61710

Send the original security (via registered mail) to:

JPMorgan Chase Bank, N.A.
4 Chase Metrotech Center
3rd Floor
Brooklyn, New York 11245-0001
Attention:  [ ** ]

Account: [ ** ]

Name of Purchaser	Series	Principal Amount of Notes to be Purchased
STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY	A	$1,000,000

STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY

TAX ID #[ ** ]

Participation/Series:$1,000,000/4.07% Senior Notes due March 13, 2026

Wire Transfer Instructions:

JPMorganChase

ABA#[ ** ]

Attn:[ ** ]

A/C#[ ** ]

For further credit to:State Farm Life and Accident Assurance Company

Custody Account # [ ** ]

RE:Paychex, Inc. 4.07% Senior Notes due March 13, 2026

PPN [ ** ]

Maturity Date: March 13, 2026

Send notices, financial statements, officer’s certificates and other correspondence to:

State Farm Life and Accident Assurance Company

Investment Dept. E-8

One State Farm Plaza

Bloomington, IL   61710

If by E-Mail:[ ** ]

Send confirms to:

State Farm Life and Accident Assurance Company

Investment Accounting Dept. D-3

One State Farm Plaza

Bloomington, IL   61710

Send the original security (via registered mail) to:

JPMorgan Chase Bank, N.A.
4 Chase Metrotech Center
3rd Floor
Brooklyn, New York 11245-0001
Attention:  [ ** ]

Account: [ ** ]

Name of Purchaser	Series	Principal Amount of Notes to be Purchased
PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY	A	$7,500,000

Aggregate Principal Amount of Notes to be Purchased

	PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY	$7,500,000

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JP Morgan Chase Bank, NA New York, NY ABA No. [ ** ]

Account Name: [ ** ] Account No. [ ** ] (please do not include spaces) (in the case of payments on account of the Note originally issued in the principal amount of $7,500,000)

Each such wire transfer shall set forth the name of the Company, a reference to “4.07% Senior Notes, Series A due March 13, 2026, Security No. [ ** ] and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	Address for all communications and notices:

Prudential Retirement Insurance and Annuity Company

c/o Prudential Capital Group

1114 Avenue of the Americas, 30th Flr.

New York, NY 10036

Attention:  Managing Director
cc:  Vice President & Corporate Counsel

and for all notices relating solely to scheduled principal and interest payments to:

Prudential Retirement Insurance and Annuity Company

c/o PGIM, Inc.

Prudential Tower

655 Broad Street

14th Floor - South Tower

Newark, NJ 07102

Attention:  [ ** ]

Email: [ ** ]

(3)	Address for Delivery of Notes:

(a)Send physical security by nationwide overnight delivery service to: PGIM, Inc. 655 Broad Street 14th Floor - South Tower Newark, NJ 07102 Attention: [ ** ] (b)Send copy by email to: [ ** ]

(4)	Tax Identification No.: [ ** ]

Name of Purchaser	Series	Principal Amount of Notes to be Purchased
Pensionskasse des Bundes PUBLICA	A	$7,500,000

Aggregate Principal Amount of Notes to be Purchased

	Pensionskasse des Bundes PUBLICA	$7,500,000

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

Correspondent Bank:  JPMorgan New York

Correspondent Bank Swift Code:  [ ** ]

Beneficiary Bank:  JPMorgan Chase Bank, N.A., London

SWIFT BIC:  [ ** ]

Account Name:  [ ** ]

Account Number:  [ ** ]

FFC Beneficiary Acct. Name:  [ ** ]

FFC Beneficiary Acct. Number:  [ ** ]

Note:  Remitting Bank should send a direct advice of payment and [ ** ]  to [ ** ]  detailing full and final beneficiary.

Each such wire transfer shall set forth the name of the Company, a reference to “4.07% Senior Notes. Series A due March 13, 2026, PPN [ ** ]” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	Address for all communications and notices:

Prudential Private Placement Investors, L.P.

c/o Prudential Capital Group

1114 Avenue of the Americas, 30th Flr.
New York, NY 10036

Attention:  Managing Director
cc:  Vice President & Corporate Counsel

and for all notices relating solely to scheduled principal and interest payments and written confirmations of wire transfers to:

[ ** ]

and for all notices relating solely to scheduled principal and interest payments and written confirmations of wire transfers to:

(3)	Address for Delivery of Notes:

(a)Send physical security by nationwide overnight delivery

service to:

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center, 3rd Floor

Brooklyn, NY 11245-0001

Attention:  Physical Receive Department

Please include in the cover letter accompanying the Notes a reference to the Purchaser's account number

([ ** ]).

(b)Send copy by email:

[ ** ]

and

[ ** ]

Name of Purchaser	Series	Principal Amount of Notes to be Purchased
ZURICH AMERICAN INSURANCE COMPANY	B	$7,500,000

		Aggregate Principal Amount of Notes to be Purchased

	ZURICH AMERICAN INSURANCE COMPANY	$7,500,000

	Notes/Certificates to be registered in the name of: Hare & Co., LLC

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

	The Bank of New York Mellon New York, NY ABA No: [ ** ] Account Name: [ ** ] Account No.: [ ** ]

Each such wire transfer shall set forth the name of the Company, a reference to “4.25% Senior Notes, Series B due March 13, 2029, PPN [ ** ]” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	Address for all communications and notices:

Prudential Private Placement Investors, L.P.

c/o Prudential Capital Group

1114 Avenue of the Americas, 30th Flr
New York, NY 10036

Attention:  Managing Director
cc:  Vice President and Corporate Counsel

and for all notices relating solely to scheduled principal and interest payments and written confirmations of wire transfers to:

Zurich North America

Attn:  Treasury 3rd Flr West Bar

1299 Zurich Way

Schaumburg, IL 60196

Contact:  [ ** ]

(3)	Address for Delivery of Notes:

(a)Send physical security by nationwide overnight delivery

service to:

The Depository Trust Company

570 Washington Blvd - 5th floor

Jersey City, NJ 07310

Attention:  BNY Mellon/Branch Deposit Department

Please include in the cover letter accompanying the Notes a reference to the Purchaser's account number (Zurich American Insurance Co.-Private Placements; Account Number:  [ ** ]).

(b)Send copy by email:

[ ** ]

(4)	Tax Identification No.: [ ** ]

Name of Purchaser	Series	Principal Amount of Notes to be Purchased
PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY	B	$5,000,000

Aggregate Principal Amount of Notes to be Purchased

	PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY	$5,000,000

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JP Morgan Chase Bank, NA New York, NY ABA No. [ ** ]

Account Name:  PRIAC - SA - Principal Preservation - Privates

Account No. [ ** ] [ ** ]  (please do not include spaces) (in the case of payments on account of the Note originally issued in the principal amount of $5,000,000)

Each such wire transfer shall set forth the name of the Company, a reference to “4.25% Senior Notes, Series B due March 13, 2029, Security No. [ ** ], PPN [ ** ]” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	Address for all communications and notices:

Prudential Retirement Insurance and Annuity Company

c/o Prudential Capital Group

1114 Avenue of the Americas, 30th Flr.
New York, NY 10036

Attention:  Managing Director
cc:  Vice President and Corporate Counsel

and for all notices relating solely to scheduled principal and interest payments to:

Prudential Retirement Insurance and Annuity Company

c/o PGIM, Inc.

Prudential Tower

655 Broad Street

14th Floor - South Tower

Newark, NJ 07102

Attention:  [ ** ]

Email: [ ** ]

(3)	Address for Delivery of Notes:

(a)Send physical security by nationwide overnight delivery service to: PGIM, Inc. 655 Broad Street 14th Floor - South Tower Newark, NJ 07102 Attention: [ ** ] (b)Send copy by email to: [ ** ]

(4)	Tax Identification No.: [ ** ]

Name of Purchaser	Series	Principal Amount of Notes to be Purchased
GIBRALTAR UNIVERSAL LIFE REINSURANCE COMPANY	B	$1,250,000

		Aggregate Principal Amount of Notes to be Purchased

	GIBRALTAR UNIVERSAL LIFE REINSURANCE COMPANY	$1,250,000

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

	Citibank N.A. New York, NY ABA No.: [ ** ] Account Name: [ ** ] Account No.: [ ** ]

Each such wire transfer shall set forth the name of the Company, a reference to “4.25% Senior Notes, Series B due March 13, 2029, Security No. [ ** ], PPN [ ** ]”, and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	Address for all communications and notices:

	Gibraltar Universal Life Reinsurance Company
	c/o Prudential Capital Group
	1114 Avenue of the Americas, 30th Flr. New York, NY 10036

	Attention: Managing Director cc: Vice President and Corporate Counsel

and for all notices relating solely to scheduled principal and interest payments and written confirmations of wire transfers to:

Gibraltar Universal Life Reinsurance Company
c/o PGIM, Inc.
Prudential Tower
655 Broad Street
14th Floor - South Tower
Newark, NJ 07102

Attention:  PIM Private Accounting Processing Team
Email: [ ** ]

(3)	Address for Delivery of Notes:

	(a)	Send physical security by nationwide overnight delivery service to: PGIM, Inc. 655 Broad Street 14th Floor - South Tower Newark, NJ 07102 Attention: Trade Management Manager

	(b)	Send copy by email to:

[ ** ]

(4)	Tax Identification No.: [ ** ]

Name of Purchaser	Series	Principal Amount of Notes to be Purchased
PRUDENTIAL TERM REINSURANCE COMPANY	B	$1,250,000

		Aggregate Principal Amount of Notes to be Purchased

	PRUDENTIAL TERM REINSURANCE COMPANY	$1,250,000

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

	Citibank N.A. New York, NY ABA No. [ ** ]
	Account Name: [ ** ] Account No.: [ ** ] (in the case of payments on account of the Note originally issued in the principal amount of $1,250,000)

Each such wire transfer shall set forth the name of the Company, a reference to “4.25% Senior Notes, Series B due March 13, 2029, Security No. [ ** ], PPN [ ** ]” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	Address for all communications and notices:

	Prudential Term Reinsurance Company
	c/o Prudential Capital Group
	1114 Avenue of the Americas, 30th Flr. New York, NY 10036

	Attention: Managing Director
	cc: Vice President and Corporate Counsel
	and for all notices relating solely to scheduled principal and interest payments to:

	Prudential Term Reinsurance Company c/o PGIM, Inc. Prudential Tower 655 Broad Street 14th Floor - South Tower Newark, NJ 07102 Attention: PIM Private Accounting Processing Team Email: [ ** ]

(3)	Address for Delivery of Notes:

	(a)	Send physical security by nationwide overnight delivery service to:

PGIM, Inc. 655 Broad Street 14th Floor - South Tower Newark, NJ 07102 Attention: Trade Management Manager

	(b)	Send copy by email to:

[ ** ]

(4)	Tax Identification No.: [ ** ]

Name of Purchaser	Series	Principal Amount of Notes to be Purchased
THRIVENT FINANCIAL FOR LUTHERANS	A B	$20,000,000 $10,000,000

Payments to:

ABA # [ ** ]

DDA # [ ** ]

Fund Number: [ ** ]

Fund Name: [ ** ]

All payments must include the following information:

Security Description: Series A 4.07% due 3/13/2026 or Series B 4.25% due 3/13/2029

PPN [ ** ] (Series A)

PPN [ ** ] (Series B)

Reference Purpose of Payment

Interest and/or Principal Breakdown

Notices of payments and written confirmation of such wire transfers to:

Investment Division-Private Placements

Attn: Christopher Patton

Thrivent Financial for Lutherans

625 Fourth Avenue South

Minneapolis, MN 55415

Fax: (612) 844-4027

Email: [ ** ]

With a copy to:

Attn: Jeremy Anderson or Harmon Bergenheier

Thrivent Financial for Lutherans

625 Fourth Avenue South

Minneapolis, MN 55415

Email: [ ** ]

All other communications to:

Thrivent Financial for Lutherans

Attn:  Investment Division-Private Placements

625 Fourth Avenue South

Minneapolis, MN  55415

Fax:  (612) 844-4027

Email: [ ** ]

Issue Notes in name of:

[ ** ]

Taxpayer ID Number(s):

[ ** ]

Private Placement Notes sent to:

DTCC

Newport Office Center

570 Washington Blvd

Jersey City, NJ 07310

Attn: 5th floor / NY Window / Robert Mendez

Ref: [ ** ]

Fund Name:  [ ** ]

Fund Number:  [ ** ]

With a .pdf copy to:

 [ ** ]

Name of Purchaser	Series	Principal Amount of Notes to be Purchased
Hartford Insurance Company of Illinois	A A A	$5,000,000 $5,000,000 $5,000,000

Taxpayer I.D. Number: [ ** ]

(1) All payments by wire transfer of immediately
available funds to:

JP Morgan Chase
4 New York Plaza
New York New York 10004
Bank ABA No. [ ** ]
[ ** ]
A/C # [ ** ]
Attn: Bond Interest /Principal -[ ** ]
4.07% Senior Notes Due March 2026
PPN [ ** ] Prin $___________Int $ ___________

with sufficient information to identify the source and application of such funds.

(2) All notices of payments and written
confirmations of such wire transfers:

Hartford Investment Management Company
c/o Investment Operations
Mailing Address:
One Hartford Plaza - NP5
Hartford, Connecticut 06155
Telefacsimile: (860)297-8875/8876

(3) All other communications:

Hartford Investment Management Company
c/o Investment Department-Private Placements
E-mail Address:
[ ** ]
subject to confirming copy of notice being sent same day by
recognized international commercial delivery service (charges prepaid)
to the following addresses:
Mailing Address:
One Hartford Plaza, NP5-B
Hartford, Connecticut 06155
Telefacsimile: (860)297-8884

(4) Physical Delivery of Notes:
(For Overnight or Standard Mail)
JPMorgan Chase Bank, N.A.
4 Chase Metrotech Center, 3rd Floor
Brooklyn, New York 11245-0001
Attention: Physical Receive Department
Custody Account Number: [ ** ]

Name of Purchaser	Series	Principal Amount of Notes to be Purchased
Hartford Life and Accident Insurance Company	A	$5,000,000

Taxpayer I.D. Number: [ ** ]

(1) All payments by wire transfer of immediately
available funds to:

JP Morgan Chase
4 New York Plaza
New York New York 10004
Bank ABA No. [ ** ]
[ ** ]
A/C # [ ** ] [ ** ]
Attn: Bond Interest /Principal - [ ** ]
4.07% Senior Notes Due March 2026
PPN [ ** ] Prin $___________Int $ ___________

with sufficient information to identify the source and application of such funds.

(2) All notices of payments and written
confirmations of such wire transfers:

Hartford Investment Management Company
c/o Investment Operations
Mailing Address:
One Hartford Plaza - NP5
Hartford, Connecticut 06155
Telefacsimile: (860)297-8875/8876

(3) All other communications:

Hartford Investment Management Company
c/o Investment Department-Private Placements
E-mail Address:
[ ** ]
subject to confirming copy of notice being sent same day by
recognized international commercial delivery service (charges prepaid)
to the following addresses:
Mailing Address:
One Hartford Plaza, NP5-B
Hartford, Connecticut 06155
Telefacsimile: (860)297-8884

(4) Physical Delivery of Notes:

(For Overnight or Standard Mail)
JPMorgan Chase Bank, N.A.
4 Chase Metrotech Center, 3rd Floor
Brooklyn, New York 11245-0001
Attention: Physical Receive Department
Custody Account Number: [ ** ]

Name of Purchaser	Series	Principal Amount of Notes to be Purchased
Talcott Resolution Life Insurance Company	A	$5,000,000

Taxpayer I.D. Number: [ ** ]

(1) All payments by wire transfer of immediately
available funds to:

JP Morgan Chase
4 New York Plaza
New York New York 10004
Bank ABA No. [ ** ]
[ ** ]
A/C # [ ** ] - [ ** ]
Attn: Bond Interest /Principal - [ ** ]
4.07% Senior Notes Due March 2026
PPN [ ** ] Prin $___________Int $ ___________

with sufficient information to identify the source and application of such funds.

(2) All notices of payments and written
confirmations of such wire transfers:

Hartford Investment Management Company
c/o Investment Operations
Mailing Address:
One Hartford Plaza - NP5
Hartford, Connecticut 06155
Telefacsimile: (860)297-8875/8876

(3) All other communications:

Hartford Investment Management Company
c/o Investment Department-Private Placements
E-mail Address:
[ ** ]
subject to confirming copy of notice being sent same day by
recognized international commercial delivery service (charges prepaid)
to the following addresses:
Mailing Address:
One Hartford Plaza, NP5-B
Hartford, Connecticut 06155
Telefacsimile: (860)297-8884

(4) Physical Delivery of Notes:

(For Overnight or Standard Mail)
JPMorgan Chase Bank, N.A.
4 Chase Metrotech Center, 3rd Floor
Brooklyn, New York 11245-0001
Attention: Physical Receive Department
Custody Account Number: [ ** ]

Name of Purchaser	Series	Principal Amount of Notes to be Purchased
PRINCIPAL LIFE INSURANCE COMPANY	A A A A	$17,000,000 $5,000,000 $2,000,000 $1,000,000

NOTES ARE TO BE REGISTERED IN THE NAME OF:

PRINCIPAL LIFE INSURANCE COMPANY

4.07% Note due 2026: Purchaser will require Notes, in the amounts of, $5,000,000.00, $2,000,000.00, and $1,000,000.00, for a total amount of $25,000,000.00.

All payments on account of the Notes to be made by 12:00 noon (New York City time) by wire transfer of immediately available funds to:

Citibank, N.A.

New York, NY 10022

ABA No.:  [ ** ]

For credit to [ ** ]

Account No.:  [ ** ]

FFC: [ ** ]

Attn:  [ ** ] –  [ ** ]

With sufficient information (including Cusip number, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds.

All Notices to:

Principal Global Investors, LLC

ATTN:  Fixed Income Private Placements

711 High Street

Des Moines, IA 50392-0800

and via Email:  [ ** ]

With a copy of any notices related to scheduled payments, prepayments, rate reset notices to:

Principal Global Investors, LLC

Attn:  Investment Accounting Fixed Income Securities

711 High Street

Des Moines, Iowa 50392-0960

Tax Identification No.:  [ ** ]

Upon closing, deliver original Notes to:

Citibank NA

399 Park Avenue

Level B Vault

New York, NY 10022

Attn:  [ ** ]

PPN [ ** ] –  [ ** ]

**  PLEASE MAKE SURE CUSIP NUMBER AND FFC: [ ** ]  IS ON THE COVER PACKAGE OR CITIBANK WILL RETURN THE PACKAGE

With a pdf copy to:

[ ** ]

Name of Purchaser	Series	Principal Amount of Notes to be Purchased
The Lincoln National Life Insurance Company	A A	$7,500,000 $7,500,000

_____________________________________________________________________________________________

REGISTER SECURITIES IN THE NAME OF:  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

(Note:  a separate security will be needed for each breakdown listed below)

Tax ID for The Lincoln National Life Insurance Company:  [ ** ]

-------------------------------------------------------------------------------------------------------------------------------------------

SECURITY:   Paychex of New York, LLC, 4.07% Series A Senior Note due 3/13/2026

NOTE

AMOUNTLINCOLN ACCOUNT NAMEBANK CUSTODY ACCT #

7,500,000[ ** ] [ ** ]

7,500,000[ ** ] [ ** ]

PRINCIPAL & INTEREST PAYMENTS:

 The Bank of New York Mellon

 (via Fed Wire)   One Wall Street, New York, NY  10286

 ABA #:  [ ** ]

 BENEFICIARY/Account #:  [ ** ]

 Acct Name:  [ ** ]

 Bank to Bank Information Ref:  [ ** ] ;

 PPN #/[ ** ]

 Reference Registered Holder:  [ ** ]

INVESTMENT ADVISER ADDRESS --ALL COMMUNICATIONS:	TREASURY OPERATIONS --NOTICE OF PAYMENT:	BANK ADDRESS --NOTICE OF PAYMENT ONLY:
Macquarie Investment Management Advisers 2005 Market Street, Mail Stop 41-104 Philadelphia, PA 19103 Attn: Fixed Income Private Placements Email: [ ** ]	Lincoln Financial Group 1300 South Clinton St. Fort Wayne, IN 46802 Attn: Inv Acctg–Treasury Operations Email: [ ** ]	The Bank of New York Mellon P. O. Box 392003 Pittsburgh, PA 15251-9003 Attn: Private Placement P & I Dept Ref: [ ** ] Email: [ ** ]

FORWARD SECURITIES TO:The Depository Trust Company

(via Express Delivery)570 Washington Blvd – 5th Floor

Jersey City, New Jersey 07310

ATTENTION:  [ ** ]

(in cover letter reference note amt, acct name, and bank custody account #)

Copy of transmittal to:[ ** ]

Name of Purchaser	Series	Principal Amount of Notes to be Purchased
The Lincoln National Life Insurance Company	B	$5,000,000

_____________________________________________________________________________________________

REGISTER SECURITIES IN THE NAME OF:  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

(Note:  a separate security will be needed for each breakdown listed below)

Tax ID for The Lincoln National Life Insurance Company:  [ ** ]

-------------------------------------------------------------------------------------------------------------------------------------------

SECURITY:   Paychex of New York, LLC, 4.25% Series B Senior Note due 3/13/2029

NOTE

AMOUNTLINCOLN ACCOUNT NAMEBANK CUSTODY ACCT #

5,000,000[ ** ][ ** ]

PRINCIPAL & INTEREST PAYMENTS:

 The Bank of New York Mellon

 (via Fed Wire)   One Wall Street, New York, NY  10286

 ABA #:  [ ** ]

 BENEFICIARY/Account #:  [ ** ]

 Acct Name:  [ ** ]

 Bank to Bank Information Ref:  [ ** ]

 PPN #/[ ** ]

 Reference Registered Holder:  [ ** ]

INVESTMENT ADVISER ADDRESS --ALL COMMUNICATIONS:	TREASURY OPERATIONS --NOTICE OF PAYMENT:	BANK ADDRESS --NOTICE OF PAYMENT ONLY:
Macquarie Investment Management Advisers 2005 Market Street, Mail Stop 41-104 Philadelphia, PA 19103 Attn: Fixed Income Private Placements Email: [ ** ]	Lincoln Financial Group 1300 South Clinton St. Fort Wayne, IN 46802 Attn: Inv Acctg–Treasury Operations Email: [ ** ]	The Bank of New York Mellon P. O. Box 392003 Pittsburgh, PA 15251-9003 Attn: Private Placement P & I Dept Ref: [ ** ] Email: [ ** ]

FORWARD SECURITIES TO:The Depository Trust Company

(via Express Delivery)570 Washington Blvd – 5th Floor

Jersey City, New Jersey 07310

ATTENTION:  [ ** ]

(in cover letter reference note amt, acct name, and bank custody account #)

Copy of transmittal to:[ ** ]

Name of Purchaser	Series	Principal Amount of Notes to be Purchased
The Lincoln National Life Insurance Company	B	$10,000,000

Purchaser Name	THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Name in which to register Note(s)	THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Payment on Account of Note Method Wiring Instructions

Federal Funds Wire Transfer

The Bank of New York Mellon

ABA number:  [ ** ]

Account #:  [ ** ]

Account Name:  [ ** ]

SWIFT address:  [ ** ]

Reference:  Please reference the Name of Company, Description of Security, PPN, Due Date and Application (as among principal, make-whole and interest) of the payment being made.

Address for all Notices, including Financials, Compliance and Requests

PREFERRED REMITTANCE:  privateplacements@athenelp.com

The Lincoln National Life Insurance Company

c/o Athene Asset Management LLC

Attn: Private Fixed Income

7700 Mills Civic Parkway

West Des Moines, IA  50266

Instructions for Delivery of Notes	The Depository Trust Company (DTC) 570 Washington Blvd - 5th Floor Jersey City, NJ 07310 Attn: [ ** ] Account Number: [ ** ]
Tax Identification Number	[ ** ]
Closing Set Delivery	Lincoln Financial Group Attn: [ ** ] 100 N. Greene St. G7N-10 Greensboro, NC 27401

Name of Purchaser	Series	Principal Amount of Notes to be Purchased
Athene Annuity and Life Company	B	$5,000,000

Purchaser Name	ATHENE ANNUITY AND LIFE COMPANY
Name in which to register Note(s)	GERLACH & CO F/B/O ATHENE ANNUITY AND LIFE COMPANY
Payment on Account of Note Method Wiring Instructions

Federal Funds Wire Transfer

Citibank NA

ABA number:  [ ** ]

Concentration A/C#:  [ ** ]

FFC Account #:  [ ** ] 9882

Account Name:  [ ** ]

Citi’s SWIFT address: [ ** ]

Reference:  Please reference the Name of Company, Description of Security, PPN, Due Date and Application (as among principal, make-whole and interest) of the payment being made.

Address for all Notices, including Financials, Compliance and Requests	PREFERRED REMITTANCE: privateplacements@athenelp.com Athene Annuity and Life Company c/o Athene Asset Management LLC Attn: Private Fixed Income 7700 Mills Civic Parkway West Des Moines, IA 50266
Instructions for Delivery of Notes	Citibank NA Attn: Keith Whyte 399 Park Ave Level B Vault New York, NY 10022 A/C Number: [ ** ]
Tax Identification Number	[ ** ] [ ** ]

Name of Purchaser	Series	Principal Amount of Notes to be Purchased
Voya Insurance and Annuity Company	B	$5,000,000

Purchaser Name	VOYA INSURANCE AND ANNUITY COMPANY
Name in which to register Note(s)	HARE & CO., LLC F/B/O VOYA INSURANCE AND ANNUITY COMPANY
Payment on Account of Note Method Wiring Instructions

Federal Funds Wire Transfer

The Bank of New York Mellon

ABA number:  [ ** ]

Account #:  [ ** ]

Account Name:  [ ** ]

SWIFT address:  [ ** ]

Reference:  Please reference the Name of Company, Description of Security, PPN, Due Date and Application (as among principal, make-whole and interest) of the payment being made.

Address for all Notices, including Financials, Compliance and Requests	PREFERRED REMITTANCE: privateplacements@athenelp.com Voya Insurance and Annuity Company c/o Athene Asset Management LLC Attn: Private Fixed Income 7700 Mills Civic Parkway West Des Moines, IA 50266
Instructions for Delivery of Notes	The Depository Trust Company (DTC) 570 Washington Blvd - 5th Floor Jersey City, NJ 07310 Attn: BNY Mellon / Branch Deposit Department Account Number: [ ** ]
Tax Identification Number	[ ** ] [ ** ]

Name of Purchaser	Series	Principal Amount of Notes to be Purchased
Unum Life Insurance Company of America Nominee Name: CUDD & CO., LLC	B	$10,000,000

See instructions on following page.

4.25% Senior Notes Due 2029

Name and Address of PurchaserPrincipal Amount

UNUM LIFE INSURANCE COMPANY$10,000.000

OF AMERICA

(Note to be registered in the name of "CUDD & CO. LLC")

(1)Address all notices regarding payments
and all other communications to:

Provident Investment Management, LLC

Private Placements

One Fountain Square

Chattanooga, Tennessee 37402

Telephone:(423) 294-1172

Fax:(423) 209-3781

E-mail:[ ** ]

(2)All payments on account of the
Note shall be made by wire
transfer of immediately available
funds to:

CUDD & CO. LLC

c/o JPMorgan Chase Bank

New York, NY

ABA No. [ ** ]

[ ** ]

A/C #[ ** ]

Custodial Account No. [ ** ]

Please reference:Issuer

PPN

Coupon
Maturity

Principal = $_________________________________________________

Interest = $___________________________________________________

(3)Tax Identification Number: [ ** ]

Name of Purchaser	Series	Principal Amount of Notes to be Purchased
First Unum Life Insurance Company Nominee Name: CUDD & CO., LLC	B	$10,000,000

See instructions on following page.

4.25% Senior Notes Due 2029

Name and Address of PurchaserPrincipal Amount

FIRST UNUM LIFE INSURANCE COMPANY$10,000,000

(Note to be registered in the name of

"CUDD & CO. LLC")

(1)Address all notices regarding payments
and all other communications to:

Provident Investment Management, LLC

Private Placements

One Fountain Square

Chattanooga, Tennessee 37402

Telephone:(423) 294-1172

Fax:(423) 209-3781

E-mail:[ ** ]

(2)All payments on account of the
Note shall be made by wire
transfer of immediately available
funds to:

CUDD & CO. LLC

c/o JPMorgan Chase Bank

New York, NY

ABA No. [ ** ]

[ ** ]

A/C #[ ** ]

Custodial Account No. [ ** ]

Please reference:Issuer

PPN

Coupon
Maturity

Principal = $_____________________ Interest = $

(3)Tax Identification Number: [ ** ]

Name of Purchaser	Series	Principal Amount of Notes to be Purchased
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY	A	$8,400,000

(1)All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

For scheduled principal and interest payments:

The Bank of New York Mellon

ABA#:  [ ** ]

BNF:  [ ** ]

Attention:  Income Collection Department

For further credit to: [ ** ]

Reference:   [ ** ]

For all payments other than scheduled principal and interest:

The Bank of New York Mellon

ABA#:  [ ** ]

Account No.:  [ ** ]

Account Name:  [ ** ]

Reference:  [ ** ]

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

(2)Address for all notices relating to payments:

Voya Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA  30327-4347

Attn:  Operations/Settlements

[ ** ]

(3)Address for all other communications and notices:

Voya Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA  30327-4347

Attn:  Private Placements

Fax:  (770) 690-5342

Email:  [ ** ]

(4)Tax Identification No.: [ ** ]

Name of Purchaser	Series	Principal Amount of Notes to be Purchased
STATE STREET BANK AND TRUST COMPANY, AS TRUSTEE OF THE UNITED TECHNOLOGIES CORPORATION EMPLOYEE SAVINGS PLAN MASTER TRUST	A	$6,000,000

(1)All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

State Street Bank and Trust Company

ABA# [ ** ]

Account No. [ ** ]100485

Account Name:  [ ** ]

Reference:  [ ** ]

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

(2)Address for all notices relating to payments:

BNYM Mellon Asset Servicing

11486 Corporate Blvd., Suite 200

Orlando, FL 32817-8371

Attn: Operations/Settlements

Email: [ ** ]

 with a copy to:

 State Street Bank and Trust Company 1200 Crown Colony Drive—Mailstop CC1 5N Quincy, MA  02169 Attention:   Email: [ ** ] Phone:  (617) 537-0180

(3)Address for all other communications and notices:

Voya Investment Management Co. LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA  30327-4347

Attn:  Private Placements

Fax:  (770) 690-5342

Email:  [ ** ]

(4)Tax Identification No.: [ ** ]

Name of Purchaser	Series	Principal Amount of Notes to be Purchased
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY	A	$4,000,000

(1)All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

The Bank of New York Mellon

ABA#:  [ ** ]

Account No[ ** ]

FBO:  [ ** ]

Reference:  [ ** ]

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

(2)Address for all notices relating to payments:

BNYM Mellon Asset Servicing

11486 Corporate Blvd., Suite 200

Orlando, FL 32817-8371

Attn:  Operations/Settlements

Email:  [ ** ]

(3)Address for all other communications and notices:

Voya Investment Management Co. LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA  30327-4347

Attn:  Private Placements

Fax:  (770) 690-5342

Email:  [ ** ]

(4)Tax Identification No.:  [ ** ]

Name of Purchaser	Series	Principal Amount of Notes to be Purchased
RELIASTAR LIFE INSURANCE COMPANY	A	$1,400,000

(1)All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

For scheduled principal and interest payments:

The Bank of New York Mellon

ABA#:  [ ** ]

BNF:  [ ** ]

Attention:  Income Collection Department

For further credit to: [ ** ]

Reference:    [ ** ]

For all payments other than scheduled principal and interest:

The Bank of New York Mellon

ABA#:  [ ** ]

Account No.:  [ ** ]

Account Name:  [ ** ]

Reference:    [ ** ]

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

(2)Address for all notices relating to payments:

Voya Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA  30327-4347

Attn:  Operations/Settlements

Email:  [ ** ]

(3)Address for all other communications and notices:

Voya Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA  30327-4347

Attn:  Private Placements

Fax:  (770) 690-5342

Email:  [ ** ]

(4)Tax Identification No.: [ ** ]

Name of Purchaser	Series	Principal Amount of Notes to be Purchased
RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK	A	$200,000

(1)All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

For scheduled principal and interest payments:

The Bank of New York Mellon

ABA#:  [ ** ]

BNF:  [ ** ]

Attention:  Income Collection Department

For further credit to: [ ** ]

Reference:   [ ** ]

For all payments other than scheduled principal and interest:

The Bank of New York Mellon

ABA#:  [ ** ]

Account No.:  [ ** ]

Account Name:  [ ** ]

Reference:  [ ** ]

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

(2)Address for all notices relating to payments:

Voya Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA  30327-4347

Attn:  Operations/Settlements

Email:  [ ** ]

(3)Address for all other communications and notices:

Voya Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA  30327-4347

Attn:  Private Placements

Fax:  (770) 690-5342

Email:  [ ** ]

(4)Tax Identification No.: [ ** ]

Name of Purchaser	Series	Principal Amount of Notes to be Purchased
MINNESOTA LIFE INSURANCE COMPANY (Bond)	A	$3,600,000

The Notes being purchased on behalf of Minnesota Life Insurance Company should be registered in the nominee name of “Hare & Co., LLC”.  The Notes should be delivered in accordance with instructions furnished to lender counsel, Chapman and Cutler LLP.

All notices and statements should be sent electronically via Email to: [ ** ].  If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

Minnesota Life Insurance Company

c/o Securian Asset Management, Inc.

 400 Robert Street North

St. Paul, Minnesota 55101

All payments on account of the Notes shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company by Lender Counsel prior to Closing.  If there are any questions regarding the payment instructions, please contact [ ** ].

Name of Purchaser	Series	Principal Amount of Notes to be Purchased
ALLIANCE UNITED INSURANCE COMPANY	A	$1,000,000

The Notes being purchased for Alliance United Insurance Company should be registered in the nominee name of “Hare & Co., LLC”.  The Notes should be delivered in accordance with instructions furnished to lender counsel, Chapman and Cutler LLP.

All notices and statements should be sent electronically via Email to: [ ** ].  If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

Alliance United Insurance Company

c/o Securian Asset Management, Inc.

400 Robert Street North

St. Paul, MN  55101

Attn: Client Administrator

All payments on account of the Notes shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company by Lender Counsel prior to Closing.  If there are any questions regarding the payment instructions, please contact [ ** ]

Name of Purchaser	Series	Principal Amount of Notes to be Purchased
Optum Bank, Inc.	A	$1,000,000

The Notes being purchased for Optum Bank, Inc. should be registered in the nominee name of “ELL & Co.”.  The Notes should be delivered in accordance with instructions furnished to lender counsel, Chapman and Cutler LLP.

All notices and statements should be sent electronically via Email to both: [ ** ]. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

Optum Bank, Inc. ANDOptum Bank, Inc

c/o Securian Asset Management, Inc.Attn:  Ryan Allen

400 Robert Street North2525 Lake Park Boulevard

St. Paul, MN  55101Salt Lake City, UT 84120

Attn:  Client Administrator

All payments on account of the Notes shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company by Lender Counsel prior to Closing.  If there are any questions regarding the payment instructions, please contact [ ** ].

Name of Purchaser	Series	Principal Amount of Notes to be Purchased
BLUE CROSS AND BLUE SHIELD OF FLORIDA, INC.	A	$600,000

The Notes being purchased for Blue Cross and Blue Shield of Florida, Inc. should be registered in the nominee name of “Hare & Co., LLC”.  The Notes should be delivered in accordance with instructions furnished to lender counsel, Chapman and Cutler LLP.

All notices and statements should be sent electronically via Email to: [ ** ].  If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

Blue Cross and Blue Shield of Florida, Inc.

c/o Securian Asset Management, Inc.

400 Robert Street North

St. Paul, MN  55101

Attn:  Client Administrator

All payments on account of the Notes shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company by Lender Counsel prior to Closing.  If there are any questions regarding the payment instructions, please contact [ ** ].

Name of Purchaser	Series	Principal Amount of Notes to be Purchased
UNITEDHEALTHCARE INSURANCE COMPANY	A	$500,000

The Notes being purchased for UnitedHealthcare Insurance Company should be registered in the nominee name of “ELL & Co.”.  The Notes should be delivered in accordance with instructions furnished to lender counsel, Chapman and Cutler LLP.

All notices and statements should be sent electronically via Email to: [ ** ].  If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

UnitedHealthcare Insurance Company

c/o Securian Asset Management, Inc.

400 Robert Street North

St. Paul, MN  55101

Attn:  Client Administrator

All payments on account of the Notes shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company by Lender Counsel prior to Closing.  If there are any questions regarding the payment instructions, please contact [ ** ].

Name of Purchaser	Series	Principal Amount of Notes to be Purchased
TRUSTMARK INSURANCE COMPANY	A	$400,000

The Notes being purchased for Trustmark Insurance Company should be registered in the nominee name of “ELL & Co.”.  The Notes should be delivered in accordance with instructions furnished to lender counsel, Chapman and Cutler LLP.

All notices and statements should be sent electronically via Email to: [ ** ].  If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

Trustmark Insurance Company

c/o Securian Asset Management, Inc.

400 Robert Street North

St. Paul, MN  55101

Attn:  Client Administrator

All payments on account of the Notes shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company by Lender Counsel prior to Closing.  If there are any questions regarding the payment instructions, please contact [ ** ].

Name of Purchaser	Series	Principal Amount of Notes to be Purchased
GLEANER LIFE INSURANCE SOCIETY	A	$300,000

The Notes being purchased for Gleaner Life Insurance Society should be registered in the name of “Wells Fargo Bank N.A. FBO Gleaner Life Insurance Society”.  The Notes should be delivered in accordance with instructions furnished to lender counsel, Chapman and Cutler LLP.

All notices and statements should be sent electronically via Email to: [ ** ].  If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

Gleaner Life Insurance Society

c/o Securian Asset Management, Inc.

400 Robert Street North

St. Paul, MN  55101

Attn:  Client Administrator

All payments on account of the Notes shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company by Lender Counsel prior to Closing.  If there are any questions regarding the payment instructions, please contact [ ** ].

Name of Purchaser	Series	Principal Amount of Notes to be Purchased
Unity Financial Life Insurance Company	A	$200,000

The Notes being purchased for Unity Financial Life Insurance Company should be registered in the nominee name of “Link & Co”. The Notes should be delivered in accordance with instructions furnished to lender counsel, Chapman and Cutler LLP.

All notices and statements should be sent electronically via Email to: [ ** ].  If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

Unity Financial Life Insurance Company

c/o Securian Asset Management, Inc.

400 Robert Street North

St. Paul, MN  55101

Attn:  Client Administrator

All payments on account of the Notes shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company by Lender Counsel prior to Closing.  If there are any questions regarding the payment instructions, please contact [ ** ].

Name of Purchaser	Series	Principal Amount of Notes to be Purchased
UnitedHealthcare Insurance Company (AARP)	A	$200,000

The Notes being purchased for UnitedHealthcare Insurance Company should be registered in the nominee name of “ELL & Co.”.  The Notes should be delivered in accordance with instructions furnished to lender counsel, Chapman and Cutler LLP.

All notices and statements should be sent electronically via Email to: [ ** ].  If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

UnitedHealthcare Insurance Company (AARP)

c/o Securian Asset Management, Inc.

400 Robert Street North

St. Paul, MN  55101

Attn:  Client Administrator

All payments on account of the Notes shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company by Lender Counsel prior to Closing.  If there are any questions regarding the payment instructions, please contact [ ** ].

Name of Purchaser	Series	Principal Amount of Notes to be Purchased
WESTERN FRATERNAL LIFE ASSOCIATION	A	$100,000

The Notes being purchased for Western Fraternal Life Association should be registered in the nominee name of “Hubb & Co.”.  The Notes should be delivered in accordance with instructions furnished to lender counsel, Chapman and Cutler LLP.

All notices and statements should be sent electronically via Email to: [ ** ].  If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

Western Fraternal Life Association

c/o Securian Asset Management, Inc.

400 Robert Street North

St. Paul, MN  55101

Attn:  Client Administrator

All payments on account of the Notes shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company by Lender Counsel prior to Closing.  If there are any questions regarding the payment instructions, please contact [ ** ].

Name of Purchaser	Series	Principal Amount of Notes to be Purchased
DELTA DENTAL OF MINNESOTA	A	$100,000

The Notes being purchased for Delta Dental of Minnesota should be registered in the name of “Band & Co FBO Delta Dental of Minnesota”. The Notes should be delivered in accordance with instructions furnished to lender counsel, Chapman and Cutler LLP.

All notices and statements should be sent electronically via Email to: [ ** ].  If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

Delta Dental of Minnesota

c/o Securian Asset Management, Inc.

400 Robert Street North

St. Paul, MN  55101

Attn:  Client Administrator

All payments on account of the Notes shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company by Lender Counsel prior to Closing.  If there are any questions regarding the payment instructions, please contact [ ** ].

Name of Purchaser	Series	Principal Amount of Notes to be Purchased
MINNESOTA LIFE INSURANCE COMPANY (Eclipse)	B	$6,200,000

The Notes being purchased on behalf of Minnesota Life Insurance Company should be registered in the nominee name of “Hare & Co., LLC”.  The Notes should be delivered in accordance with instructions furnished to lender counsel, Chapman and Cutler LLP.

All notices and statements should be sent electronically via Email to: [ ** ].  If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

Minnesota Life Insurance Company

c/o Securian Asset Management, Inc.

 400 Robert Street North

St. Paul, Minnesota 55101

All payments on account of the Notes shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company by Lender Counsel prior to Closing.  If there are any questions regarding the payment instructions, please contact [ ** ].

Name of Purchaser	Series	Principal Amount of Notes to be Purchased
THE CINCINNATI LIFE INSURANCE COMPANY	B	$1,600,000

The Notes being purchased for The Cincinnati Life Insurance Company should be registered in the name of “The Cincinnati Life Insurance Company”. The Notes should be delivered in accordance with instructions furnished to lender counsel, Chapman and Cutler LLP.

All notices and statements should be sent electronically via Email to: [ ** ].  If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

The Cincinnati Life Insurance Company

c/o Securian Asset Management, Inc.

400 Robert Street North

St. Paul, MN  55101

Attn:  Client Administrator

All payments on account of the Notes shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company by Lender Counsel prior to Closing.  If there are any questions regarding the payment instructions, please contact [ ** ].

Name of Purchaser	Series	Principal Amount of Notes to be Purchased
SECURIAN LIFE INSURANCE COMPANY (PRT)	B	$1,000,000

The Notes being purchased on behalf of Securian Life Insurance Company should be registered in the name of “Hare & Co., LLC”.  The Notes should be delivered in accordance with instructions furnished to lender counsel, Chapman and Cutler LLP.

All notices and statements should be sent electronically via Email to: [ ** ].  If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

Securian Life Insurance Company

c/o Securian Asset Management, Inc.

400 Robert Street North

St. Paul, Minnesota  55101

All payments on account of the Notes shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company by Lender Counsel prior to Closing.  If there are any questions regarding the payment instructions, please contact [ ** ].

Name of Purchaser	Series	Principal Amount of Notes to be Purchased
CATHOLIC FINANCIAL LIFE (SecurianAM Annuity)	B	$500,000

The Notes being purchased for Catholic Financial Life should be registered in the nominee name of “US Bank FBO Catholic Financial Life”.  The Notes should be delivered in accordance with instructions furnished to lender counsel, Chapman and Cutler LLP.

All notices and statements should be sent electronically via Email to: [ ** ].  If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

Catholic Financial Life

c/o Securian Asset Management, Inc.

400 Robert Street North

St. Paul, MN  55101

Attn:  Client Administrator

All payments on account of the Notes shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company by Lender Counsel prior to Closing.  If there are any questions regarding the payment instructions, please contact [ ** ].

Name of Purchaser	Series	Principal Amount of Notes to be Purchased
AMERICAN REPUBLIC INSURANCE COMPANY (Preneed)	B	$500,000

The Notes being purchased for American Republic Insurance Company should be registered in the name of “Wells Fargo Bank N.A. FBO American Republic Insurance Company”. The Notes should be delivered in accordance with instructions furnished to lender counsel, Chapman and Cutler LLP.

All notices and statements should be sent electronically via Email to: [ ** ].  If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

American Republic Insurance Company

c/o Securian Asset Management Inc.

400 Robert Street North

St. Paul, MN  55101

Attn:  Client Administrator

All payments on account of the Notes shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company by Lender Counsel prior to Closing.  If there are any questions regarding the payment instructions, please contact [ ** ].

Name of Purchaser	Series	Principal Amount of Notes to be Purchased
NEW ERA LIFE INSURANCE COMPANY	B	$200,000

The Notes being purchased for New Era Life Insurance Company should be registered in the nominee name of “Band & Co.”.  The Notes should be delivered in accordance with instructions furnished to lender counsel, Chapman and Cutler LLP.

All notices and statements should be sent electronically via Email to: [ ** ].  If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

New Era Life Insurance Company

c/o Securian Asset Management, Inc.

400 Robert Street North

St. Paul, MN  55101

Attn:  Client Administrator

All payments on account of the Notes shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company by Lender Counsel prior to Closing.  If there are any questions regarding the payment instructions, please contact [ ** ].

Name and Address of Purchaser	Series	Principal Amount of Notes to be Purchased
Eagle Life Insurance Company 6000 Westown Parkway West Des Moines, IA 50266	A	$2,000,000

All securities to be registered in the name of our nominee Chimefish & Co

(1)All scheduled payments of principal and interest by wire transfer of immediately available funds:

Bank Name:State Street Bank & Trust Company

Bank BIC/SWIFT Code[ ** ]

ABA Routing #:[ ** ]

Account Number:[ ** ]

Account Name:[ ** ]

Reference Info:(See instructions below)

With sufficient information to identify the source and application of such funds including PPN#, security description, interest rate, maturity date and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2)All notices and communications (other than Payment and Legal):

Eagle Life Insurance Company

Investment-Private Placements

6000 Westown Parkway

West Des Moines, IA 50266

Attention: Compliance Monitoring

Email: [ ** ]

All notices and communications (Legal):

Eagle Life Insurance Company

Investment-Private Placements

6000 Westown Parkway

West Des Moines, IA 50266

Attention: Legal Monitoring

Email: [ ** ]

All notices and communications regarding payment transactions (Payment):

Email: [ ** ]

Attention: Mark Kooienga   Phone (515) 273-3576

(3)Note physical delivery:

Depository Trust and Clearing Corporation

Newport Office Center

570 Washington Blvd

Jersey City, NJ 07310

5th Floor (NY Window-Robert Mendez)

FBO: [ ** ]

(PPN, Security Description)

(4)Nominee Taxpayer I.D. Number:[ ** ]

(5)Beneficial Owner Taxpayer I.D. Number:[ ** ]

Audit Requests: Soft copy to [ ** ] or hard copy to:

Eagle Life Insurance Company

Investment-Private Placements

6000 Westown Parkway

West Des Moines, IA 50266

Attention: AuditConfirms

Name and Address of Purchaser	Series	Principal Amount of Notes to be Purchased
American Equity Investment Life Insurance Company 6000 Westown Parkway West Des Moines, IA 50266	B	$14,000,000

All securities to be registered in the name of our nominee Chimefish & Co

(1)All scheduled payments of principal and interest by wire transfer of immediately available funds:

Bank Name:State Street Bank & Trust Company

Bank BIC/SWIFT Code[ ** ]

ABA Routing #:[ ** ]

Account Number:[ ** ]

Account Name:[ ** ]

Reference Info:(See instructions below)

With sufficient information to identify the source and application of such funds including PPN#, security description, interest rate, maturity date and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2)All notices and communications (other than Payment and Legal):

American Equity Investment Life Insurance Company

Investment-Private Placements

6000 Westown Parkway

West Des Moines, IA 50266

Attention: Compliance Monitoring

Email: [ ** ]

All notices and communications (Legal):

American Equity Investment Life Insurance Company

Investment-Private Placements

6000 Westown Parkway

West Des Moines, IA 50266

Attention: Legal Monitoring

Email: [ ** ]

All notices and communications regarding payment transactions (Payment):

Email: [ ** ]

Attention: Mark Kooienga   Phone (515) 273-3576

(3)Note physical delivery:

Depository Trust and Clearing Corporation

Newport Office Center

570 Washington Blvd

Jersey City, NJ 07310

5th Floor (NY Window-Robert Mendez)

FBO: [ ** ]

(PPN, Security Description)

(4)Nominee Taxpayer I.D. Number:[ ** ]

(5)Beneficial Owner Taxpayer I.D. Number:[ ** ]

Audit Requests: Soft copy to [ ** ] or hard copy to:

American Equity Investment Life Insurance Company

Investment-Private Placements

6000 Westown Parkway

West Des Moines, IA 50266

Attention: AuditConfirms

Name of Purchaser	Series	Principal Amount of Notes to be Purchased
Allianz Life Insurance Company of North America	A	$8,400,000

Purchaser Name	ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Name in Which Notes are to be Registered	MAC & CO., LLC
Note Registration Numbers; Principal Amounts	$8,400,000 Series A Notes due March 13, 2026
Payment Method	Wire Transfer
Account Information	Bank:The Bank of New York Mellon, NY ABA Number:[ ** ] SWIFT Code:[ ** ] Account Name:[ ** ] Account Number:[ ** ] Re:“[ ** ]” below Attn:[ ** ]
Accompanying Information

Name of Issuer:Paychex of New York LLC

Description of Security: $8,400,000 4.07% Senior Notes, Series A, due March 13, 2026

PPN:[ ** ]

Due Date and Application (as among principal, make whole and interest) of the payment being made:

Address for All Notices	Allianz Life Insurance Company of North America c/o Allianz Global Investors U.S. LLC Attn: Private Placements 55 Greens Farms Road Westport, CT 06880 Phone: 203-293-1900 Email: [ ** ]
Instructions Regarding Delivery of New Notes	The Depository Trust Company BNY Mellon Branch Deposit Services 570 Washington Blvd. – 5th Flr. Jersey City, NJ 07310 Reference in Letter of Transmittal:[ ** ]
Tax Identification Number	[ ** ]

Name of Purchaser	Series	Principal Amount of Notes to be Purchased
Allianz Global Risks US Insurance Company	A	$5,600,000

Purchaser Name	ALLIANZ GLOBAL RISKS US INSURANCE COMPANY
Name in Which Notes are to be Registered	MAC & CO., LLC
Note Registration Numbers; Principal Amounts	$5,600,000 Series A Notes due March 13, 2026
Payment Method	Wire Transfer
Account Information	Bank:The Bank of New York Mellon, NY ABA Number:[ ** ] SWIFT Code:[ ** ] Account Name:[ ** ] Account Number:[ ** ] Re:“[ ** ]” below Attn:[ ** ]
Accompanying Information

Name of Issuer:Paychex of New York LLC

Description of Security: $5,600,000 4.07% Senior Notes, Series A, due March 13, 2026

PPN:[ ** ]

Due Date and Application (as among principal, make whole and interest) of the payment being made:

Address for All Notices	Allianz Global Risks US Insurance Company c/o Allianz Global Investors U.S. LLC Attn: Private Placements 55 Greens Farms Road Westport, CT 06880 Phone: 203-293-1900 Email: [ ** ]
Instructions Regarding Delivery of New Notes	The Depository Trust Company BNY Mellon Branch Deposit Services 570 Washington Blvd. – 5th Flr. Jersey City, NJ 07310 Reference in Letter of Transmittal:[ ** ]
Tax Identification Number	[ ** ]

Name of Purchaser	Series	Principal Amount of Notes to be Purchased
AXA Equitable Life Insurance Company	A	$11,000,000

Account (s):AXA Equitable Life Insurance Company

IRS Employer Identification Number:[ ** ]

Delivery Instructions

for direct private placement purchases notes issued in the name of AXA Equitable Life Insurance Company:

AXA Equitable Life Insurance Company

525 Washington Blvd., 34th Floor

Jersey City, New Jersey 07310

Attention:Lynn Garofalo

Telephone Number:(201) 743-6634

Manner of Payments and Notices:

All payments shall be made by wire transfer of immediately available funds to:

JP Morgan Chase

Account (s): AXA Equitable Life Insurance Company

4 Chase Metrotech Center

Brooklyn, New York 11245

ABA No.: [ ** ]

Bank Account: [ ** ]

Custody Account: [ ** ]

Each such wire shall show the name of the Company, the Private Placement Number, the due date of the payment being made and, if such payment is a final payment.

Notices of Payments and Written Confirmations

All notices of payments and written confirmations of wire transfers should be sent to:

AXA Equitable Life Insurance Company

c/o AllianceBernstein LP

1345 Avenue of the Americas

37th Floor

New York, New York 10105

Attention:  Cosmo Valente / Angel Salazar / Mei Wong

Telephone #:  212- 969-6384 / 212-823-2873 / 212-969-2112

Email: [ ** ]

Address for all other communications:

AXA Equitable Life Insurance Company

c/o AllianceBernstein LP

1345 Avenue of the Americas

38th Floor

New York, NY 10105

Attention: Lana Goldenberg

Telephone: 212-823-3973

Email: [ ** ]

Group Email: [ ** ]

Name of Purchaser	Series	Principal Amount of Notes to be Purchased
AXA Equitable Life Insurance Company	A	$2,000,000

Account (s):AXA Equitable Life Insurance Company

IRS Employer Identification Number:[ ** ]

Delivery Instructions

for direct private placement purchases notes issued in the name of AXA Equitable Life Insurance Company:

Bond Delivery Instructions:

AXA Equitable Life Insurance Company

525 Washington Blvd.; 34th Floor

Jersey City, New Jersey 07310

Attention:Lynn Garofalo

Telephone Number:  201-743-6634

Manner of Payments and Notices:

All payments shall be made by wire transfer of immediately available funds to:

JP Morgan Chase

Account (s): AXA Equitable Life Insurance Company

4 Chase Metrotech Center

Brooklyn, New York 11245

ABA No.: [ ** ]

Bank Account: [ ** ]

Custody Account: [ ** ]

Each such wire shall show the name of the Company, the Private Placement Number, the due date of the payment being made and, if such payment is a final payment.

Notices of Payments and Written Confirmations

All notices of payments and written confirmations of wire transfers should be sent to:

AXA Equitable Life Insurance Company

c/o AllianceBernstein LP

1345 Avenue of the Americas

37th Floor

New York, New York 10105

Attention:  Cosmo Valente / Angel Salazar / Mei Wong

Telephone #:  212- 969-6384 / 212-823-2873 / 212-969-2112

Email: [ ** ]

Address for all other communications:

AXA Equitable Life Insurance Company

c/o AllianceBernstein LP

1345 Avenue of the Americas

38th Floor

New York, NY 10105

Attention: Lana Goldenberg

Telephone: 212-823-3973

Email: [ ** ]

Group Email: [ ** ]

Name of Purchaser	Series	Principal Amount of Notes to be Purchased
Horizon Blue Cross and Blue Shield of New Jersey	A	$1,000,000

Account (s):HORIZON BLUE CROSS BLUE SHIELD OF NEW JERSEY

                   IRS Employer Identification Number:[ ** ]

Delivery Instructions

for direct private placement purchases notes issued in the name of Cudd & Co, LLC:

Name and Address of Purchaser

AllianceBernstein LP

1345 Avenue of the Americas

37th Floor

New York, New York 10105

Attention:Angel Salazar / Cosmo Valente

Telephone Number: 212-969-2491/ 212-969-6384

Manner of Payments and Notices:

All payments shall be made by wire transfer of immediately available funds to:

JP Morgan / Chase

ABA No.: [ ** ]

For Credit to the [ ** ]

Account Number: [ ** ]

Account: [ ** ]

Each such wire shall show the name of the Company, the Private Placement Number, the due date of the payment being made and, if such payment is a final payment.

Notices of Payments and Written Confirmations:

All notices of payments and written confirmations of wire transfers should be sent to:

JP Morgan Chase Manhattan Bank

14201 N. Dallas Parkway

13th Floor

Dallas, Texas 75254-2917

Fax:  469-477-1904

Second Copy of Payments and Written Confirmations:

Horizon Blue Cross and Blue Shield of New Jersey

c/o AllianceBernstein LP

1345 Avenue of the Americas

37th Floor

New York, NY 10105

Attention:  Angel Salazar/ Mei Wong / Cosmo Valente

Telephone #:  212 -969-2491 / 212-969-2112 / 212-969-6384

Email: [ ** ]

Third Copy of Payments and Written Confirmations:

Horizon Blue Cross and Blue Shield of New Jersey

Three Penn Plaza

PP-15K

Newark, NJ 07105-2200

Attention: Susan McCarthy-Manager Cash & Investments

Telephone: 973-466-8568 / 973-466-4375

Fax:            973-466-8461

Address for all other Communications:

Horizon Blue Cross and Blue Shield of New Jersey

c/o AllianceBernstein LP

1345 Avenue of the Americas

38th Floor

New York, NY 10105

Attention: Lana Goldenberg

Telephone: 212-823-3973

Email: [ ** ]

Group Email: [ ** ]

Name of Purchaser	Series	Principal Amount of Notes to be Purchased
American United Life Insurance Company	B	$7,000,000

Purchaser:American United Life Insurance Company

Issuer:Paychex, Inc.

Issuing:Senior Note(s) due 2029

Closing:03/13/2019

Issue:4.25%

Amount:$7,000,000.00

The original note(s) should be sent to:

The Depository Trust Company

Attn:  BNY Mellon/Branch Deposit Dept.

Acct # 186683 American United Life Ins. Co.

570 Washington Blvd. – 5th Floor

Jersey City, NJ  07310

Please send all POST-CLOSING documentation to:

American United Life Insurance Company

Attn:  Mike Bullock, Securities Department

One American Square, Suite 1017

Post Office Box 368

Indianapolis, IN 46206

mike.bullock@oneamerica.com

Payment:Paychex, Inc. shall make payment of principal and interest on the note(s) in immediately available funds by wire transfer to the following bank account:

AMERICAN UNITED LIFE INSURANCE COMPANY

Bank of New York

ABA #:  [ ** ]

Credit Account:  [ ** ]

Account Name: [ ** ]

Account #:  [ ** ]

P & I Breakdown:  [ ** ]

Re:  ([ ** ]

Payments should contain sufficient information to identify the breakdown of principal and interest and should identify the full description of the note(s) and the payment date.

The United States Tax I.D. Number of American United Life Insurance Company is [ ** ].

Name of Purchaser	Series	Principal Amount of Notes to be Purchased
The State Life Insurance Company	B	$5,000,000

Purchaser:The State Life Insurance Company

Issuer:Paychex, Inc.

Issuing:Senior Note(s) due 2029

Closing:03/13/2019

Issue:4.25%

Amount:$5,000,000.00

The original note(s) should be sent to:

The Depository Trust Company

Attn:  BNY Mellon/Branch Deposit Dept.

Acct # 343761 State Life, c/o AUL

570 Washington Blvd. – 5th Floor

Jersey City, NJ  07310

Please send all POST-CLOSING documentation to:

American United Life Insurance Company

Attn:  Mike Bullock, Securities Department

One American Square, Suite 1017

Post Office Box 368

Indianapolis, IN 46206

mike.bullock@oneamerica.com

Payment:Paychex, Inc. shall make payment of principal and interest on the note(s) in immediately available funds by wire transfer to the following bank account:

THE STATE LIFE INSURANCE COMPANY

Bank of New York

ABA #:  [ ** ]

Credit Account:  [ ** ]

Account Name: [ ** ]

Account #:  [ ** ]

P & I Breakdown:  [ ** ]

Re:  [ ** ]

Payments should contain sufficient information to identify the breakdown of principal and interest and should identify the full description of the note(s) and the payment date.

The United States Tax I.D. Number of The State Life Insurance Company is [ ** ].

Name of Purchaser	Series	Principal Amount of Notes to be Purchased
Integrity Life Insurance Company	A	$3,000,000

Payments

Please contact [ ** ] to securely obtain wire transfer instructions for Integrity Life Insurance Company.  All payments on account of Notes help by Purchaser shall be made by wire transfer of immediately available funds, providing sufficient information to identify the source of the transfer, the amount of the interest and/or redemption (as applicable) and the identity of the security as to which payment is being made.

Notices

All notices for Payments, Wire Transfers and Audit Confirmations, to be addressed:

Integrity Life Insurance Company

400 Broadway, MS 80

Cincinnati, OH 45202-3341

[ ** ]

Notices for all Other Communications, to be addressed:

Fort Washington Investment Advisors

Suite 1200 - Private Placements

303 Broadway

Cincinnati, OH 45202

Email address: [ ** ]

Physical Delivery of Securities

The Depository Trust Company

570 Washington Blvd - 5th Floor

Jersey City, NJ 07310

Attn: [ ** ]

Ref: [ ** ]

[ ** ]

Contact: Esther Ince  (212)  855-1457

Name of Nominee in which Notes are to be issued:  Hare & Co., LLC

Taxpayer I.D. Number (Hare & Co., LLC):  [ ** ]

Name of Purchaser	Series	Principal Amount of Notes to be Purchased
National Integrity Life Insurance Company	B	$3,000,000

Payments

Please contact [ ** ] to securely obtain wire transfer instructions for Integrity Life Insurance Company.  All payments on account of Notes help by Purchaser shall be made by wire transfer of immediately available funds, providing sufficient information to identify the source of the transfer, the amount of the interest and/or redemption (as applicable) and the identity of the security as to which payment is being made.

Notices

All notices for Payments, Wire Transfers and Audit Confirmations, to be addressed:

National Integrity Life Insurance Company

400 Broadway, MS 80

Cincinnati, OH 45202-3341

[ ** ]

Notices for all Other Communications, to be addressed:

Fort Washington Investment Advisors

Suite 1200 - Private Placements

303 Broadway

Cincinnati, OH 45202

Email address: [ ** ]

Physical Delivery of Securities

The Depository Trust Company

570 Washington Blvd - 5th Floor

Jersey City, NJ 07310

Attn: [ ** ]

Ref: [ ** ]

Contact: [ ** ]

Name of Nominee in which Notes are to be issued:  Hare & Co., LLC

Taxpayer I.D. Number (Hare & Co., LLC):  [ ** ]

Name of Purchaser	Series	Principal Amount of Notes to be Purchased
Auto-Owners Life Insurance Company	A B	$3,000,000 $3,000,000

Payments

Please contact [ ** ] to securely obtain wire transfer instructions for Auto-Owners Life Insurance Company.  All payments on account of Notes help by Purchaser shall be made by wire transfer of immediately available funds, providing sufficient information to identify the source of the transfer, the amount of the interest and/or redemption (as applicable) and the identity of the security as to which payment is being made.

Notices

All notices for Payments, Wire Transfers and Audit Confirmations, to be addressed:

Auto-Owners Life Insurance Company

Attn:  Investment Department

P O Box 30660

Lansing, Michigan  48909

Email:[ ** ]

Notices for all Other Communications, to be addressed:

Auto-Owners Insurance Company

Attn:  Investment Department

P O Box 30660

Lansing, Michigan  48909

Email:[ ** ]

Physical Delivery of Securities

Auto-Owners Insurance Company

Attn:  Investment Department

6101 Anacapri Blvd.

Lansing, Michigan  48917

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  [ ** ]

Name of Purchaser	Series	Principal Amount of Notes to be Purchased
United of Omaha Life Insurance Company	B	$12,000,000

1.Notes to be registered in the name of

UNITED OF OMAHA LIFE INSURANCE COMPANY

2.Tax I.D. # is [ ** ]

3.All principal and interest payments on the Notes shall be made by wire transfer of immediately available funds to:

JPMorgan Chase Bank

ABA #[ ** ]

[ ** ]For credit to:

[ ** ]

Account # [ ** ]

a/c:  [ ** ]

Cusip/ PPN [ ** ]

Interest Amount:

Principal Amount:

4.Address for delivery of bonds:

JPMorgan Chase Bank

4 Chase Metrotech Center, 3rd Floor

Brooklyn, NY 11245-0001

Attention:    Physical Receive Department

Account# [ ** ]

**It is imperative that the custody account be included on the delivery letter.  Without this information, the security will be returned to the sender.

5.Address for all notices in respect of payment of Principal and Interest, Corporate Actions, and Reorganization Notifications:

JPMorgan Chase Bank

4 Chase Metrotech Center, 16th Floor

Brooklyn, NY 11245-0001

Attn:  Income Processing

a/c:  [ ** ]

6. Address for all other communications (i.e.: Quarterly/Annual reports, Tax filings, Modifications,             Waivers regarding the indenture):

4 - Investment Management

United of Omaha Life Insurance Company

3300 Mutual of Omaha Plaza

Omaha,  NE  68175-1011

Email Address for Electronic Document Transmission: [ ** ]

Name of Purchaser	Series	Principal Amount of Notes to be Purchased
The Guardian Life Insurance Company of America (PRIF-W)	A B	$5,000,000 $4,000,000

Series A Notes ($5MM) and Series B Notes ($4MM) to be registered in the name of:

The Guardian Life Insurance Company of America

TAX ID NO. [ ** ]

And delivered to:

JP Morgan Chase Bank, N.A.

4 Chase Metrotech Center – 3rd Floor

Brooklyn, NY 11245-0001

Reference A/C #[ ** ]

Payment by wire to:

JP Morgan Chase

FED ABA #[ ** ]

[ ** ]A/C [ ** ]

Reference [ ** ],

[ ** ]

Address for all communications and notices:

The Guardian Life Insurance Company of America

7 Hanover Square

New York, NY 10004-2616

Attn:  Barry Scheinholtz

Investment Department 9-A

FAX #:  (212) 919-2658

Email address:  [ ** ]

Name of Purchaser	Series	Principal Amount of Notes to be Purchased
The Guardian Life Insurance Company of America (PRIF-L)	A	$1,000,000

Series A Notes ($1MM) to be registered in the name of:

The Guardian Life Insurance Company of America

TAX ID NO. [ ** ]

And delivered to:

JP Morgan Chase Bank, N.A.

4 Chase Metrotech Center – 3rd Floor

Brooklyn, NY 11245-0001

Reference A/C #[ ** ]

Payment by wire to:

JP Morgan Chase

FED ABA #[ ** ]

[ ** ]A/C [ ** ]

Reference A/C #[ ** ]

Address for all communications and notices:

The Guardian Life Insurance Company of America

7 Hanover Square

New York, NY 10004-2616

Attn:  Barry Scheinholtz

Investment Department 9-A

FAX #:  (212) 919-2658

Email address:  [ ** ]

Name of Purchaser	Series	Principal Amount of Notes to be Purchased
Berkshire Life Insurance Company of America	B	$1,000,000

Series B Notes ($1,000,000) to be registered in the name of:

Berkshire Life Insurance Company of America

TAX ID NO. [ ** ]

And delivered to:

JP Morgan Chase Bank, N.A.

4 Chase Metrotech Center – 3rd Floor

Brooklyn, NY 11245-0001

Reference A/C #[ ** ]

Payment by wire to:

JP Morgan Chase

FED ABA [ ** ]

[ ** ]

A/C [ ** ]

Reference A/C #[ ** ]

Address for all communications and notices:

Berkshire Life Insurance Company of America

c/o The Guardian Life Insurance Company of America

7 Hanover Square

New York, NY 10004-2616

Attn:  [ ** ]

Investment Department 9-A

FAX #:  (212) 919-2658

Email address: [ ** ]

Name of Purchaser	Series	Principal Amount of Notes to be Purchased
The Guardian Insurance & Annuity Company, Inc.	B	$1,000,000

(GIAC-Life Annuity/GIAC-100)

Series B Notes ($1,000,000) to be registered in the name of:

The Guardian Insurance & Annuity Company, Inc.

TAX ID NO. [ ** ]

And delivered to:

JP Morgan Chase Bank, N.A.

4 Chase Metrotech Center – 3rd Floor

Brooklyn, NY 11245-0001

Reference A/C # [ ** ]

Payment by wire to:

JP Morgan Chase

FED ABA #[ ** ]

[ ** ]

A/C [ ** ]

Reference A/C # [ ** ]

Address for all communications and notices:

The Guardian Insurance & Annuity Company, Inc.

c/o The Guardian Life Insurance Company of America

7 Hanover Square

New York, NY 10004-2616

Attn:  Barry Scheinholtz

Investment Department 9-A

FAX #:  (212) 919-2658

Email address: [ ** ]

Name of Purchaser	Series	Principal Amount of Notes to be Purchased
Genworth Mortgage Insurance Corporation Nominee Name: Hare & Co., LLC	A	$7,000,000

See instructions on following page.

Also, with respect to any notices delivered electronically including financials, compliance certificates, amendment requests, please send a copy to:  [ ** ]

Genworth

PRIVATE PLACEMENT INSTRUCTIONS

Name of Purchaser:Genworth Mortgage Insurance Corporation

Tax ID Number:[ ** ]

Register In Nominee Name:[ ** ]

Notices:

All notices and communications including original note agreement, conformed copy of the note agreement, amendment requests, financial statements and other general information to be addressed as follows:

Genworth Financial, Inc.

Account:

3001 Summer Street, 4th Floor

Stamford, CT 06905

Attn:  Private Placements

Telephone No: (203) 708-3300

Fax No: (203) 708-3308

If available, an electronic copy is additionally requested.  Please send to the following e-mail address:

[ ** ]

All corporate actions, including payments and prepayments, should be sent to the above address with copies to:

Genworth Financial, Inc.

Account:

3001 Summer Street

Stamford, CT 06905

Attn:  Trade Operations

Telephone No: (203) 708-3300

Fax No: (203) 708-3308

If available, an electronic copy is additionally requested.  Please send to the following e-mail address:

[ ** ]

Notices with respect to payments and written confirmation of each such payment, including interest payments, redemptions, premiums, make wholes, and fees should also be addressed as above with additional copies addressed to the following:

The Bank of New York

Income Collection Department

P.O. Box 392002

Pittsburgh, PA 15251

Attn:Income Collection Department

Ref:[ ** ]

P&I Contact:[ ** ]

Payments:

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:

Bank of New York

ABA #:[ ** ]

Account #:[ ** ]

Acct Name:[ ** ]

Attn:[ ** ]

Reference:[ ** ]

Account #:[ ** ]

And By Email:[ ** ]

Fax:(804) 662-7777

Physical Delivery of the Notes:

The Bank of New York

570 Washington Blvd

BNY Mellon / Branch Deposit Dept 5th FLR

Jersey City, NJ 07310

Ref: [ ** ]5

DTC Securities:

DTC #:[ ** ]

Agent ID #:[ ** ]

Institutional ID:[ ** ]Account Name:[ ** ]

Account #:[ ** ]

Euroclear:

Euroclear #:[ ** ]

Name of Purchaser	Series	Principal Amount of Notes to be Purchased
Genworth Life Insurance Company Nominee Name: Hare & Co., LLC	B	$5,000,000

See instructions on following page.

Also, with respect to any notices delivered electronically including financials, compliance certificates, amendment requests, please send a copy to:  [ ** ]

Genworth

PRIVATE PLACEMENT INSTRUCTIONS

Name of Purchaser:Genworth Mortgage Insurance Corporation

Tax ID Number:[ ** ]

Register In Nominee Name:[ ** ]

Notices:

All notices and communications including original note agreement, conformed copy of the note agreement, amendment requests, financial statements and other general information to be addressed as follows:

Genworth Financial, Inc.

Account:

3001 Summer Street, 4th Floor

Stamford, CT 06905

Attn:  Private Placements

Telephone No: (203) 708-3300

Fax No: (203) 708-3308

If available, an electronic copy is additionally requested.  Please send to the following e-mail address:

[ ** ]

All corporate actions, including payments and prepayments, should be sent to the above address with copies to:

Genworth Financial, Inc.

Account:

3001 Summer Street

Stamford, CT 06905

Attn:  Trade Operations

Telephone No: (203) 708-3300

Fax No: (203) 708-3308

If available, an electronic copy is additionally requested.  Please send to the following e-mail address:

[ ** ]

Notices with respect to payments and written confirmation of each such payment, including interest payments, redemptions, premiums, make wholes, and fees should also be addressed as above with additional copies addressed to the following:

The Bank of New York

Income Collection Department

P.O. Box 392002

Pittsburgh, PA 15251

Attn:Income Collection Department

Ref:[ ** ]

P&I Contact: [ ** ]

Payments:

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:

Bank of New York

ABA #:[ ** ]

Account #:[ ** ]

Acct Name:[ ** ]

Attn:[ ** ]

Reference:[ ** ]

Account #:[ ** ]

[ ** ]

And By Email:[ ** ]

Fax:(804) 662-7777

Physical Delivery of the Notes:

The Bank of New York

570 Washington Blvd

BNY Mellon / Branch Deposit Dept 5th FLR

Jersey City, NJ 07310

Ref: [ ** ]

DTC Securities:

DTC #:[ ** ]

Agent ID #:[ ** ]

Institutional ID:[ ** ]

Account Name:[ ** ]

Account #:[ ** ]

Euroclear

Euroclear #:[ ** ]

Name of Purchaser	Series	Principal Amount of Notes to be Purchased
Life Insurance Company of the Southwest	A	$8,000,000

Purchaser:Life Insurance Company of the Southwest

Amount:8,000,000 – 7 year note

Wire Instructions:J.P. Morgan Chase & Co.

New York, NY 10010

ABA # [ ** ]

Account No.:  [ ** ]

Account Name:  [ ** ]

Reference:  [ ** ]

Notice Instructions:Life Insurance Company of the Southwest

c/o National Life Insurance Company

One National Life Drive

Montpelier, Vermont  05604

Attention:  Private Placements

Fax Number:  (802) 223-9332

E-mail:  [ ** ]

Address for PhysicalLife Insurance Company of the Southwest

Delivery of Bonds:c/o National Life Insurance Company

One National Life Drive

Montpelier, Vermont  05604

Attention: Treasury - M470

Taxpayer I.D.#:[ ** ]

Fax #:802-223-9332

Name of Purchaser	Series	Principal Amount of Notes to be Purchased
CMFG Life Insurance Company Nominee Name: TURNKEYS & CO	A	$2,500,000

See instructions on following page.

CUNA MUTUAL GROUP

MEMBERS CAPITAL ADVISORS, INC. ADMINISTRATIVE DETAILS

DEAL NAME:  Paychex IncFUNDING DATE:  3/13/2019*

*funding may occur before 3/13/19

with a 5-day notice after 1/19/19

PURCHASER ALLOCATION:

CMFG Life Insurance Company (nominee name TURNKEYS & Co)$2,500,000.00

SIGNATURE BLOCK:

CMFG Life Insurance Company

By:MEMBERS Capital Advisors, Inc.

acting as Investment Advisor

By:
Name:Anne M. Finucane

Title:Managing Director, Investments

NOTE DELIVERY INSTRUCTIONS:

All Securities Being Purchased Should Be Registered in (See Nominee Name) and Notes Delivered To:

DTCC

Newport Office Center

570 Washington Blvd

Jersey City, NJ  07310

5th floor / NY Window / Robert Mendez

FBO: [ ** ]

WIRING INSTRUCTIONS:

ABA:  [ ** ]

Bank:  [ ** ]

Account Name:  [ ** ]

DDA #:  [ ** ]REFERENCE FUND:  [ ** ]

Nominee Name:  [ ** ]

CMFG Life Insurance Company TAX ID#:  [ ** ]

TURNKEYS & CO TAX ID#:  [ ** ]

All notices of payments, wires, audit confirmations, compliance and Financials shall be EMAILED to:

EMAIL:  [ ** ]

All Legal communication shall be EMAILED to:

EMAIL:  [ ** ]

CLOSING DOCUMENTS:

Please send only one CD for all entities and forward to the address below:

**Note** No bound or hard copies sent

MEMBERS CAPITAL ADVISORS, INC.

ATTN: PRIVATE PLACEMENTS

5910 MINERAL POINT ROAD

MADISON, WI  53705-4456

Name of Purchaser	Series	Principal Amount of Notes to be Purchased
CMFG Life Insurance Company Nominee Name: TURNKEYS & CO	A	$2,500,000

See instructions on following page.

CUNA MUTUAL GROUP

INSURANCE SERVICES ASSET MANAGEMENT

MEMBERS CAPITAL ADVISORS, INC. ADMINISTRATIVE DETAILS

DEAL NAME: Paychex Inc

FUNDING DATE: 3/13/2019*

*funding may occur before 3/13/19

With a 5-day notice after 1/9/19

PURCHASER ALLOCATION:

CFMG Life Insurance Company (nominee name TURNKEYS & CO)              $2,500,000.00

SIGNATURE BLOCK:

CMFG Life Insurance Company

By: MEMBERS Capital Advisors, Inc.

Acting as Investment Advisor

By __________________

Name: Anne M Finucane

Title: Managing Director, Investments

NOTE DELIVERY INSTRUCTIONS:

All Securities Being Purchased Should Be Registered In (See Nominee Name) and Notes Delivered To:

DTCC

Newport Office Center

570 Washington Blvd

Jersey City, NJ 07310

5th floor / NY Window / Robert Mendez

FBO: State Street Bank & Trust for ZT1E

WIRING INSTRUCTIONS:

ABA: 011000028

Bank: State Street Bank

Account Name: CMFG Life Insurance Company

DDA #: 1662-544-4

REFERENCE: ZT1E

Nominee Name: TURNKEYS & CO

CMFG Life Insurance Company TAX ID#: 39-0230590

TURNKEYS & CO TAX ID#: 03-0400481

All notices of payments, wires, audit confirmations, compliance and Financials shall be EMAILED to:

EMAIL: DS-PrivatePlacemnts@cunamutual.com

All Legal communication shall be EMAILED to:

EMAIL: DS-PrivatePlacements@cunamutal.com

EMAIL: Paul.Barbato@cunamutal.com

CLOSING DOCUMENTS:

Please send only one CD for all entities and forward to the address below:

**Note** No bound or hard copies sent

MEMBERS CAPITAL ADVISORS, INC.

ATTN: PRIVATE PLACEMENTS

5910 MINERAL POINT ROAD

MADISON, WI 53705-4456

Name of Purchaser	Series	Principal Amount of Notes to be Purchased
CMFG Life Insurance Company Nominee Name: TURNKEYS & CO	A	$1,000,000

See instructions on following page.

CUNA MUTUAL GROUP

MEMBERS CAPITAL ADVISORS, INC. ADMINISTRATIVE DETAILS

DEAL NAME:  Paychex IncFUNDING DATE:  3/13/2019*

*funding may occur before 3/13/19

with a 5-day notice after 1/19/19

PURCHASER ALLOCATION:

CMFG Life Insurance Company (nominee name TURNKEYS & Co)$1,000,000.00

SIGNATURE BLOCK:

CMFG Life Insurance Company

By:MEMBERS Capital Advisors, Inc.

acting as Investment Advisor

By:
Name:Anne M. Finucane

Title:Managing Director, Investments

NOTE DELIVERY INSTRUCTIONS:

All Securities Being Purchased Should Be Registered in (See Nominee Name) and Notes Delivered To:

DTCC

Newport Office Center

570 Washington Blvd

Jersey City, NJ  07310

5th floor / NY Window / Robert Mendez

FBO: [ ** ]

WIRING INSTRUCTIONS:

ABA:  [ ** ]

Bank:  [ ** ]

Account Name:  [ ** ]

DDA #:  [ ** ]

REFERENCE FUND:  [ ** ]

Nominee Name:  [ ** ]

CMFG Life Insurance Company TAX ID#:  [ ** ]

TURNKEYS & CO TAX ID#:  [ ** ]

All notices of payments, wires, audit confirmations, compliance and Financials shall be EMAILED to:

EMAIL:  DS-PrivatePlacements@cunamutual.com

All Legal communication shall be EMAILED to:

CLOSING DOCUMENTS:

Please send only one CD for all entities and forward to the address below:

**Note** No bound or hard copies sent

MEMBERS CAPITAL ADVISORS, INC.

ATTN: PRIVATE PLACEMENTS

5910 MINERAL POINT ROAD

MADISON, WI  53705-4456

Name and Address of Purchaser	Series	Principal Amount of Notes to be Purchased
RGA Reinsurance Company 16600 Swingley Ridge Rd Chesterfield, MO 63017-1706	A	$6,000,000

Payments

All payments on or in respect of the Certificates to be by bank wire transfer of Federal or other immediately available funds identifying each payment as “Paychex Inc., [ ** ], principal, premium or interest”  to:

Registered Holder:  Hare & Co., LLC

The Bank of New York Mellon

ABA# [ ** ]

Beneficiary Account: [ ** ]

Reference:  [ ** ] & Split out amount of Principal versus Interest

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments and written confirmation of each such payment, to be addressed:

Hare & Co., LLC

The Bank of New York Mellon Corp

Attn: P&I Department

PO BOX 19266

Newark, NJ 07195

Email: privateplacements@rgare.com

Physical Delivery of Securities

The Depository Trust Company

570 Washington Blvd - 5th floor

Jersey City, NJ  07310

Reference:  [ ** ]

Name of Nominee in which Certificates are to be issued:  Hare & Co., LLC

Taxpayer I.D. Number:  [ ** ]

Name and Address of Purchaser	Series	Principal Amount of Notes to be Purchased
Ameritas Life Insurance Corp. Ameritas Investment Partners, Inc. 5945 R Street Lincoln, NE 68505	B	$4,000,000

Tax ID Number[ ** ]

1)All payments by wire transfer of immediately available funds to:

JPMorgan Chase Bank

ABA #[ ** ]

DDA Clearing Account:  [ ** ]

Further Credit - [ ** ]

Reference: [ ** ]

2)All notices of payments and written confirmations of such wire transfers sent to:

Ameritas Life Insurance Corp.

5945 R Street

Lincoln, NE  68505

ATTN:  Investment Accounting

Fax#: (402) 467-6970

[ ** ]

3)All other communications sent to:

Ameritas Life Insurance Corp.

Ameritas Investment Partners, Inc.

ATTN:  Private Placements

5945 R Street

Lincoln, NE 68505

Contacts:

Tel:  402-467-7471

Fax:  402-467-6970

Email:  [ ** ]

4)Delivery of certificates by registered mail to:

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center, 3rd Floor

Brooklyn, NY  11245-0001

ATTN:  Physical Receive Department

REF:  [ ** ]

REF:  [ ** ]

To be registered in the nominee of CUDD & CO. LLC for the benefit of Ameritas Life Insurance Corp. (Nominee Tax ID [ ** ])

AND

Copy of Certificates sent to [ ** ], Ameritas Investment Partners, Inc., per above

Name and Address of Purchaser	Series	Principal Amount of Notes to be Purchased
Ameritas Life Insurance Corp. of New York Ameritas Investment Partners, Inc. 5945 R Street Lincoln, NE 68505	B	$1,000,000

Tax ID Number[ ** ]

1)All payments by wire transfer of immediately available funds to:

JPMorgan Chase Bank

ABA #[ ** ]

DDA Clearing Account[ ** ]

Reference: [ ** ]

2)All notices of payments and written confirmations of such wire transfers to:

Ameritas Life Insurance Corp.

5945 R Street

Lincoln, NE  68505

ATTN:  Investment Accounting

Fax#: (402) 467-6970

[ ** ]

All other communications sent to:

Ameritas Life Insurance Corp. of New York

Ameritas Investment Partners, Inc.

ATTN:  Private Placements

5945 R Street

Lincoln, NE 68505

Contacts:

Tel:  402-467-7471

Fax: 402-467-6970

Email:  [ ** ]

4)Delivery of certificates by registered mail:

JPMorgan Chase Bank

4 Chase Metrotech Center, 3rd Floor

Brooklyn, NY  11245-0001

ATTN:  Physical Receive Department

REF:  [ ** ]

REF:  [ ** ]

To be registered in the nominee of CUDD & CO. LLC for the benefit of Ameritas Life Insurance Corp. of New York (Nominee Tax ID [ ** ])

AND

Copy of Certificates sent to Joe Mick, Ameritas Investment Partners, Inc., per above

Name of Purchaser	Series	Principal Amount of Notes to be Purchased
Southern Farm Bureau Life Insurance Company	A	$3,000,000

Purchaser:	Southern Farm Bureau Life Insurance Company
Tax ID No.:	[ ** ]
Nominee:	Ell & Co c/o Northern Trust Company PO Box 92395 Chicago, IL 60675 Tax ID#: 36-6412623
Name in which Bond is to be drafted:	Ell & Co, F/B/O Southern Farm Bureau Life Insurance Company
Payment Information:	All payments should be made by wire transfer of immediately available funds to:
The Northern Trust Company Chicago, IL 60607 ABA No.: [ ** ] SWIFT/BIC: [ ** ] Acct. Name: [ ** ] Acct. No.: [ ** ] Reference: [ ** ]
**with sufficient information to identify the source and application of such funds, including the interest amount, principal amount, premium amount, etc.
Address for notices related to scheduled payments:	The Northern Trust Company Attn: Income Collections/Oscell Owens 801 S Canal St Chicago, IL 60607 [ ** ] With a copy to: [ ** ]
Address for audit confirmation requests:	By electronic delivery to: [ ** ]
Address for all other communications, including waivers, amendments, consents and financial information:	By electronic delivery to: Attn: Securities Management [ ** ]
Address for physical delivery of Bonds:	The Northern Trust Company Attn: Trade Securities Processing 801 S Canal St C2-N Chicago, IL 60607 With an electronic copy of the transmittal to: [ ** ]
Contact Persons:	David DivineZach Farmer Senior Portfolio ManagerPortfolio Manager (601) 981-5332 x1010(601) 981-5332 x1486

Exhibit 1.3

Form of Subsidiary Guaranty

Subsidiary Guaranty Agreement

Dated as of [___________, 2019]

of

Advantage Payroll Services, Inc.

Paychex Advance LLC

Paychex North America Inc.

Paychex Management LLC

Paychex Business Solutions, LLC

Paychex Holdings, LLC

Paychex PEO I, LLC

Paychex PEO II, LLC

Paychex PEO III, LLC

Paychex PEO IV, LLC

Paychex PEO V, LLC

Paychex PEO VI, LLC

Paychex PEO VII, LLC

PBS of Central Florida, LLC

PBS of America, LLC

Paychex Administrative Services, LLC

Subsidiary Guaranty Agreement

This Subsidiary Guaranty Agreement, dated as of [___________, 2019] (this “Subsidiary Guaranty Agreement”), is made by each of the undersigned (each a “Subsidiary Guarantor” and, together with each of the other signatories hereto and any other entities from time to time parties hereto pursuant to Section 12.1 hereof, the “Subsidiary Guarantors”) in favor of the Purchasers (as defined below) and the other holders from time to time of the Notes (as defined below).  The Purchasers and such other holders are herein collectively called the “holders”  and individually a “holder.”

Preliminary Statements:

I.Paychex of New York LLC, a Delaware limited liability company (the “Company”), and Paychex, Inc., a Delaware corporation (the “Parent” and collectively with the Company, the “Obligors”), have entered into a Note Purchase and Guarantee Agreement dated as of January 9, 2019 (as amended, modified, supplemented or restated from time to time, the “Note Agreement”) with the Persons listed on the signature pages thereto (the “Purchasers”) simultaneously with the delivery of this Subsidiary Guaranty Agreement. Capitalized terms used herein have the meanings specified in the Note Agreement or Schedule A annexed thereto unless otherwise defined herein.

II.The Company has authorized the issuance, pursuant to the Note Agreement, of (i) $400,000,000 aggregate principal amount of its 4.07% Senior Notes, Series A, due on March 13, 2026 (the “Series A Notes”) and (ii) $400,000,000 aggregate principal amount of its 4.25% Senior Notes, Series B, due on March 13, 2029 (the “Series B Notes”, together with the Series A Notes, including any notes issued in substitution for any of the Notes, the “Notes”).

III.It is a condition to the Agreement of the Purchasers to purchase the Notes that this Subsidiary Guaranty Agreement shall have been executed and delivered by each of the undersigned Subsidiary Guarantors and shall be in full force and effect.

IV.Each such Subsidiary Guarantor will receive direct and indirect benefits from the financing arrangements contemplated by the Note Agreement. The Board of Directors or other governing body, as applicable, of each such Subsidiary Guarantor has determined that the incurrence of such obligations is in the best interests of such Subsidiary Guarantor.

Now Therefore, in order to induce, and in consideration of, the execution and delivery of the Note Agreement and the purchase of the Notes by each of the Purchasers, each Subsidiary Guarantor hereby covenants and agrees with, and represents and warrants to each of the holders as follows:

Section 1.Guaranty.

Each Subsidiary Guarantor hereby irrevocably, unconditionally and jointly and severally with the other Subsidiary Guarantors guarantees to each holder, the due and punctual payment in full of (a) the principal of, Make‑Whole Amount, if any, and interest on (including, without limitation, interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, whether or not a claim for post‑filing or post‑petition interest is allowed in such proceeding), and any other amounts due under, the Notes when and as the same shall become due and payable (whether at stated maturity or by required or optional prepayment or by acceleration or otherwise) and (b) any other sums which may become due under the terms and provisions of the Notes or the Note Agreement (all such obligations described in clauses (a) and (b) above are herein called the “Guaranteed Obligations”) up to the Maximum Guaranteed Amount (as defined below).  The guaranty in the preceding sentence is an absolute, present and continuing guaranty of payment and not of collectability and is in no way conditional or contingent upon any attempt to collect from any Obligor or any other Subsidiary Guarantor of the Notes (including, without limitation, any other Subsidiary Guarantor hereunder) or upon any other action, occurrence or circumstance whatsoever.  In the event that the Company shall fail so to pay any of such Guaranteed Obligations, each Subsidiary Guarantor agrees to pay any unpaid amount of the Guaranteed Obligations when due to the holders entitled thereto, without demand, presentment, protest or notice of any kind, in lawful money of the United States of America, pursuant to the requirements for payment specified in the Notes and the Note Agreement.  Each default in payment of any of the Guaranteed Obligations shall give rise to a separate cause of action hereunder and separate suits may be brought hereunder as each cause of action arises.  Each Subsidiary Guarantor agrees that the Notes issued in connection with the Note Agreement may (but need not) make reference to this Subsidiary Guaranty Agreement.

Each Subsidiary Guarantor agrees to pay and to indemnify and save each holder harmless from and against any damage, loss, cost or expense (including reasonable attorneys’ fees) which such holder may incur or be subject to as a consequence, direct or indirect, of (x) any breach by such Subsidiary Guarantor, by any other Subsidiary Guarantor or by any Obligor of any warranty, covenant, term or condition in, or the occurrence of any default under, this Subsidiary Guaranty Agreement, the Notes, or the Note Agreement, together with all expenses resulting from the compromise or defense of any claims or liabilities arising as a result of any such breach or default, (y) any legal action commenced to challenge the validity or enforceability of this Subsidiary Guaranty Agreement, the Notes, or the Note Agreement, and (z) enforcing or defending the provisions of this Subsidiary Guaranty Agreement.

Each Subsidiary Guarantor hereby acknowledges and agrees that such Subsidiary Guarantor’s liability hereunder is joint and several with the other Subsidiary Guarantors, the Parent and any other Person(s) who may guarantee the obligations and Indebtedness under and in respect of the Notes and the Note Agreement.

Notwithstanding the foregoing provisions or any other provision of this Subsidiary Guaranty Agreement, the Note Agreement or any Note, (i) the Subsidiary Guarantors’ liability under this Subsidiary Guaranty Agreement shall not exceed the Maximum Guaranteed Amount and (ii) the Purchasers (on behalf of themselves and their successors and assigns) and each Subsidiary Guarantor hereby agree that if at any time the Guaranteed Obligations exceed the Maximum Guaranteed Amount determined as of such time with regard to such Subsidiary Guarantor, then this Subsidiary Guaranty Agreement shall be automatically amended to reduce the Guaranteed Obligations to the Maximum Guaranteed Amount.  Such amendment shall not require the written consent of any Subsidiary Guarantor or any holder and shall be deemed to have been automatically consented to by each Subsidiary Guarantor and each holder.    Each Subsidiary Guarantor agrees that the Guaranteed Obligations may at any time exceed the Maximum Guaranteed Amount without affecting or impairing the obligation of such Subsidiary Guarantor.  “Maximum Guaranteed Amount” means as of the date of determination with respect to a Subsidiary Guarantor, the lesser of (a) the amount of the Guaranteed Obligations outstanding on such date and (b) the maximum amount that would not render such Subsidiary Guarantor’s liability under this Subsidiary Guaranty Agreement subject to avoidance under Section 548 of the United States Bankruptcy Code (or any successor provision) or any comparable provision of applicable state law.

Section 2.Obligations Absolute.

The obligations of each Subsidiary Guarantor hereunder shall be primary, absolute, irrevocable and unconditional, irrespective of the validity or enforceability of the Notes or the Note Agreement, shall not be subject to any counterclaim, setoff, deduction or defense based upon any claim such Subsidiary Guarantor may have against any Obligor or any holder or otherwise, and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by, any circumstance or condition whatsoever (whether or not such Subsidiary Guarantor shall have any knowledge or notice thereof) other than the indefeasible payment in full in cash of the Guaranteed Obligations, including, without limitation: (a) any amendment to, modification of, supplement to or restatement of the Notes, or the Note Agreement (it being agreed that the obligations of each Subsidiary Guarantor hereunder shall apply to the Notes and the Note Agreement as so amended, modified, supplemented or restated) or any assignment or transfer of any thereof or of any interest therein, or any furnishing, acceptance or release of any security for the Notes or the addition, substitution or release of any other Subsidiary Guarantor or any other entity or other Person primarily or secondarily liable in respect of the Guaranteed Obligations; (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of the Notes or the Note Agreement; (c) any bankruptcy, insolvency, arrangement, reorganization, readjustment, composition, liquidation or similar proceeding with respect to the Company or its property; (d) any merger, amalgamation or consolidation of any Subsidiary Guarantor or of the Company into or with any other Person or any sale, lease or transfer of any or all of the assets of any Subsidiary Guarantor or of the Company to any Person; (e) any failure on the part of the Company for any reason to comply with or perform any of the terms of any other agreement with any Subsidiary Guarantor; (f) any failure on the part of any holder to obtain, maintain, register or otherwise perfect any security; or (g) any other event or circumstance which might otherwise constitute a legal or equitable discharge or defense of a Subsidiary Guarantor (whether or not similar to the foregoing), and in any event however material or prejudicial it may be to any Subsidiary Guarantor or to any subrogation, contribution or reimbursement rights any Subsidiary Guarantor may otherwise have.  Each Subsidiary Guarantor covenants that its obligations hereunder will not be discharged except by indefeasible payment in full in cash of all of the Guaranteed Obligations and all other obligations hereunder.

Section 3.Waiver.

Each Subsidiary Guarantor unconditionally waives to the fullest extent permitted by law, (a) notice of acceptance hereof, of any action taken or omitted in reliance hereon and of any default by the Company in the payment of any amounts due under the Notes or the Note Agreement, and of any of the matters referred to in Section 2 hereof, (b) all notices which may be required by statute, rule of law or otherwise to preserve any of the rights of any holder against such Subsidiary Guarantor, including, without limitation, presentment to or demand for payment from the Company or any Subsidiary Guarantor with respect to any Note, notice to the Company or to any Subsidiary Guarantor of default or protest for nonpayment or dishonor and the filing of claims with a court in the event of the bankruptcy of the Company, (c) any right to require any holder to enforce, assert or exercise any right, power or remedy including, without limitation, any right, power or remedy conferred in the Note Agreement or the Notes, (d) any requirement for diligence on the part of any holder and (e) any other act or omission or thing or delay in doing any other act or thing which might in any manner or to any extent vary the risk of such Subsidiary Guarantor or otherwise operate as a discharge of such Subsidiary Guarantor or in any manner lessen the obligations of such Subsidiary Guarantor hereunder.

Section 4.Obligations Unimpaired.

Each Subsidiary Guarantor authorizes the holders, without notice or demand to such Subsidiary Guarantor or any other Subsidiary Guarantor and without affecting its obligations hereunder, from time to time: (a) to renew, compromise, extend, accelerate or otherwise change the time for payment of, all or any part of the Notes or the Note Agreement; (b) to change any of the representations, covenants, events of default or any other terms or conditions of or pertaining to the Notes or the Note Agreement, including, without limitation, decreases or increases in amounts of principal, rates of interest, the Make‑Whole Amount or any other obligation; (c) to take and hold security for the payment of the Notes or the Note Agreement, for the performance of this Subsidiary Guaranty Agreement or otherwise for the Indebtedness guaranteed hereby and to exchange, enforce, waive, subordinate and release any such security; (d) to apply any such security and to direct the order or manner of sale thereof as the holders in their sole discretion may determine; (e) to obtain additional or substitute endorsers or Subsidiary Guarantors or release any other Subsidiary Guarantor or any other Person or entity primarily or secondarily liable in respect of the Guaranteed Obligations; (f) to exercise or refrain from exercising any rights against the any Obligor, any Subsidiary Guarantor or any other Person; and (g) to apply any sums, by whomsoever paid or however realized, to the payment of the Guaranteed Obligations and all other obligations owed hereunder.  The holders shall have no obligation to proceed against any additional or substitute endorsers or Subsidiary Guarantors or to pursue or exhaust any security provided by the Company, such Subsidiary Guarantor or any other Subsidiary Guarantor or any other Person or to pursue any other remedy available to the holders.

If an event permitting the acceleration of the maturity of the principal amount of any Notes shall exist and such acceleration shall at such time be prevented or the right of any holder to receive any payment on account of the Guaranteed Obligations shall at such time be delayed or otherwise affected by reason of the pendency against any Obligor, any Subsidiary Guarantor or any other Subsidiary Guarantors of a case or proceeding under a bankruptcy or insolvency law, such Subsidiary Guarantor agrees that, for purposes of this Subsidiary Guaranty Agreement and its obligations hereunder, the maturity of such principal amount shall be deemed to have been accelerated with the same effect as if the holder thereof had accelerated the same in accordance with the terms of the Note Agreement, and such Subsidiary Guarantor shall forthwith pay such accelerated Guaranteed Obligations.

Section 5.Subrogation and Subordination.

(a)Each Subsidiary Guarantor will not exercise any rights which it may have acquired by way of subrogation under this Subsidiary Guaranty Agreement, by any payment made hereunder or otherwise, or accept any payment on account of such subrogation rights, or any rights of reimbursement, contribution or indemnity or any rights or recourse to any security for the Notes or this Subsidiary Guaranty Agreement unless and until all of the Guaranteed Obligations shall have been indefeasibly paid in full in cash.

(b)Upon the occurrence and during the continuance of any Event of Default under the Note Agreement, each Subsidiary Guarantor hereby subordinates the payment of all Indebtedness and other obligations of the Company or any other Subsidiary Guarantor of the Guaranteed Obligations owing to such Subsidiary Guarantor, whether now existing or hereafter arising, including, without limitation, all rights and claims described in clause (a) of this Section 5, to the indefeasible payment in full in cash of all of the Guaranteed Obligations.  If the Required Holders so request in writing to such Subsidiary Guarantor, any such Indebtedness or other obligations shall be enforced and performance received by such Subsidiary Guarantor as trustee for the holders and the proceeds thereof shall be paid over to the holders promptly, in the form received (together with any necessary endorsements) to be applied to the Guaranteed Obligations, whether matured or unmatured, as may be directed by the Required Holders, but without reducing or affecting in any manner the liability of any Subsidiary Guarantor under this Subsidiary Guaranty Agreement.

(c)If any amount or other payment is made to or accepted by any Subsidiary Guarantor in violation of any of the preceding clauses (a) and (b) of this Section 5, such amount shall be deemed to have been paid to such Subsidiary Guarantor for the benefit of, and held in trust for the benefit of, the holders and shall be paid over to the holders promptly, in the form received (together with any necessary endorsements) to be applied to the Guaranteed Obligations, whether matured or unmatured, as may be directed by the Required Holders, but without reducing or affecting in any manner the liability of such Subsidiary Guarantor under this Subsidiary Guaranty Agreement.

(d)Each Subsidiary Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Note Agreement and that its agreements set forth in this Subsidiary Guaranty Agreement (including this Section 5) are knowingly made in contemplation of such benefits.

(e)Each Subsidiary Guarantor hereby agrees that, to the extent that a Subsidiary Guarantor shall have paid an amount hereunder to any holder that is greater than the net value of the benefits received, directly or indirectly, by such paying Subsidiary Guarantor as a result of the issuance and sale of the Notes (such net value, its “Proportionate Share”), such paying Subsidiary Guarantor shall, subject to Section 5(a) and 5(b), be entitled to contribution from any Subsidiary Guarantor that has not paid its Proportionate Share of the Guaranteed Obligations.  Any amount payable as a contribution under this Section 5(e) shall be determined as of the date on which the related payment is made by such Subsidiary Guarantor seeking contribution and each Subsidiary Guarantor acknowledges that the right to contribution hereunder shall constitute an asset of such Subsidiary Guarantor to which such contribution is owed.  Notwithstanding the foregoing, the provisions of this Section 5(e) shall in no respect limit the obligations and liabilities of any Subsidiary Guarantor to the holders of the Notes hereunder or under the Notes, the Note Agreement or any other document, instrument or agreement executed in connection therewith, and each Subsidiary Guarantor shall remain jointly and severally liable for the full payment of the Guaranteed Obligations.

Section 6.Reinstatement of Guaranty.

This Subsidiary Guaranty Agreement shall continue to be effective, or be reinstated, as the case may be, if and to the extent at any time payment, in whole or in part, of any of the sums due to any holder on account of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by a holder upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or any other Subsidiary Guarantors, or upon or as a result of the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to the Company or any other Subsidiary Guarantors or any part of its or their property, or otherwise, all as though such payments had not been made.

Section 7.Rank of Guaranty.

Each Subsidiary Guarantor will ensure that its payment obligations under this Subsidiary Guaranty Agreement will at all times rank at least pari passu, without preference or priority, with all other unsecured and unsubordinated Indebtedness of such Subsidiary Guarantor now or hereafter existing.

Section 8.Term of Subsidiary Guaranty Agreement.

This Subsidiary Guaranty Agreement and all guarantees, covenants and agreements of the Subsidiary Guarantors contained herein: (a) shall continue in full force and effect and shall not be discharged until such time as all of the Guaranteed Obligations and all other obligations hereunder shall be indefeasibly paid in full in cash,  and (b) shall be (i) subject to reinstatement pursuant to Section 6, or (ii) released pursuant to the release provisions set forth in Section 9.7(b) of the Note Agreement.

Section 9.Survival of Representations and Warranties; Entire Agreement.

All representations and warranties contained herein and in the Note Agreement shall survive the execution and delivery of this Subsidiary Guaranty Agreement and Note Agreement and may be relied upon by any subsequent holder, regardless of any investigation made at any time by or on behalf of any Purchaser or any other holder.  All statements contained in any certificate or other instrument delivered by or on behalf of a Subsidiary Guarantor pursuant to this Subsidiary Guaranty Agreement or the Note Agreement shall be deemed representations and warranties of such Subsidiary Guarantor under this Subsidiary Guaranty Agreement or the Note Agreement.  Subject to the preceding sentence, this Subsidiary Guaranty Agreement and the Note Agreement embody the entire agreement and understanding between each holder and the Subsidiary Guarantors and supersedes all other prior agreements and understandings relating to the subject matter hereof.

Section 10.Amendment and Waiver.

Section 10.1.Requirements.  This Subsidiary Guaranty Agreement may be amended, and the observance of any term hereof may be waived (either retroactively or prospectively), as to any Subsidiary Guarantor or all Subsidiary Guarantors with (and only with) the written consent of each affected Subsidiary Guarantor and the Required Holders, except that no amendment or waiver (a) of any of the provisions of Section 1 through 10 inclusive hereof, or any defined term (as it is used therein), or (b) which results in the limitation of the liability of any Subsidiary Guarantor hereunder will be effective as to any holder unless consented to by such holder in writing.

Section 10.2.Solicitation of Holders of Notes.

(a)Solicitation.  Each Subsidiary Guarantor seeking any amendment to this Subsidiary Guaranty will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof.  Each such Subsidiary Guarantor will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 13.2 to each holder promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

(b)Payment.  The Subsidiary Guarantors will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any holder as consideration for or as an inducement to the entering into by any holder of any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each holder even if such holder did not consent to such waiver or amendment.

(c)Consent in Contemplation of Transfer.  Any consent made pursuant to this Section 10.2 by a holder that has transferred or has agreed to transfer its Notes to the Company, any Subsidiary or any Affiliate (including any Subsidiary Guarantor) of the Company and has provided or has agreed to provide such written consent as a condition to such transfer shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such holder.”

Section 10.3.Binding Effect.  Any amendment or waiver consented to as provided in this Section 10 applies equally to all holders and is binding upon them and upon each future holder and upon each Subsidiary Guarantor without regard to whether any Note has been marked to indicate such amendment or waiver.  No such amendment or waiver will extend to or affect any obligation, covenant or agreement not expressly amended or waived or impair any right consequent thereon.  No course of dealing between a Subsidiary Guarantor and the holder nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder.  As used herein, the term “this Subsidiary Guaranty Agreement” and references thereto shall mean this Subsidiary Guaranty Agreement as it may be amended, modified, supplemented or restated from time to time.

Section 10.4.Notes Held by  Company, Etc.  Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Subsidiary Guaranty Agreement, or have directed the taking of any action provided herein to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by any Subsidiary Guarantor, the Company or any of their respective Affiliates shall be deemed not to be outstanding.

Section 11.Notices.

All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid).  Any such notice must be sent:

(a)if to any Subsidiary Guarantor, to the address and attention of the Company as set forth in the Note Agreement, or such other address as such Subsidiary Guarantor shall have specified to the holders in writing, or

(b)if to any holder, to such holder at the addresses specified for such communications set forth in the Purchaser Schedule to the Note Agreement, or such other address as such holder shall have specified to the Subsidiary Guarantors in writing.

Section 12.Miscellaneous.

Section 12.1.Successors and Assigns; Joinder.  All covenants and other agreements contained in this Subsidiary Guaranty Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns whether so expressed or not.  It is agreed and understood that any Person may become a Subsidiary Guarantor hereunder by executing a Subsidiary Guarantor Supplement substantially in the form of Exhibit A attached hereto and delivering the same to the Holders.  Any such Person shall thereafter be a “Subsidiary Guarantor” for all purposes under this Subsidiary Guaranty Agreement.

Section 12.2.Severability.  Any provision of this Subsidiary Guaranty Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall, to the full extent permitted by law, not invalidate or render unenforceable such provision in any other jurisdiction.

Section 12.3.Construction.  Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such express contrary provision) be deemed to excuse compliance with any other covenant.  Whether any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

The section and subsection headings in this Subsidiary Guaranty Agreement are for convenience of reference only and shall neither be deemed to be a part of this Subsidiary Guaranty Agreement nor modify, define, expand or limit any of the terms or provisions hereof.  All references herein to numbered sections, unless otherwise indicated, are to sections of this Subsidiary Guaranty Agreement.  Words and definitions in the singular shall be read and construed as though in the plural and vice versa, and words in the masculine, neuter or feminine gender shall be read and construed as though in either of the other genders where the context so requires.

Section 12.4.Further Assurances.  Each Subsidiary Guarantor agrees to execute and deliver all such instruments and take all such action as the Required Holders may from time to time reasonably request in order to effectuate fully the purposes of this Subsidiary Guaranty Agreement.

Section 12.5.Governing Law.  This Subsidiary Guaranty Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York, excluding choice‑of‑law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

Section 12.6.Jurisdiction and Process; Waiver of Jury Trial.  (a) Each Subsidiary Guarantor irrevocably submits to the non‑exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Subsidiary Guaranty Agreement.  To the fullest extent permitted by applicable law, each Subsidiary Guarantor irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b)Each Subsidiary Guarantor consents to process being served by or on behalf of any holder in any suit, action or proceeding of the nature referred to in Section 12.6(a) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to it at its address specified in Section 11 or at such other address of which such holder shall then have been notified pursuant to Section 11.  Each Subsidiary Guarantor agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it.  Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

(c)Nothing in this Section 12.6 shall affect the right of any holder to serve process in any manner permitted by law, or limit any right that the holders may have to bring proceedings against any Subsidiary Guarantor in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(d)The Subsidiary Guarantors and the Holders hereby waive trial by jury in any action brought on or with respect to this Subsidiary Guaranty Agreement or other document executed in connection herewith.

In  Witness Whereof, each Subsidiary Guarantor has caused this Subsidiary Guaranty Agreement to be duly executed and delivered as of the date and year first above written.

ADVANTAGE PAYROLL SERVICES, INC.

By:  ___________________________________

Name: Efrain Rivera

Title: Senior Vice President, Treasurer

PAYCHEX ADVANCE LLC

PAYCHEX MANAGEMENT LLC

PAYCHEX BUSINESS SOLUTIONS, LLC

PAYCHEX PEO I, LLC

PAYCHEX PEO II, LLC

PAYCHEX PEO III, LLC

PAYCHEX PEO IV, LLC

PAYCHEX PEO V, LLC

PAYCHEX PEO VI, LLC

PAYCHEX PEO VII, LLC

PBS OF CENTRAL FLORIDA, LLC

PBS OF AMERICA, LLC

PAYCHEX ADMINISTRATIVE SERVICES, LLC

By:  ___________________________________

Name: Efrain Rivera

Title: Treasurer

PAYCHEX NORTH AMERICA INC.

By:  ___________________________________

Name: Efrain Rivera

Title: President

PAYCHEX HOLDINGS, LLC

By:  ___________________________________

Name: Efrain Rivera

Title: Treasurer, Chief Compliance Officer

Exhibit A

Subsidiary Guarantor Supplement

This Subsidiary Guarantor Supplement (the “Subsidiary Guarantor Supplement”), dated as of [__________, 20__] is made by [__________], a [____________] (the “Additional Subsidiary Guarantor”), in favor of the holders from time to time of the Notes issued pursuant to the Note Agreement described below:

Preliminary Statements:

I.Pursuant to the Note Purchase and Guarantee Agreement dated as of January 9, 2019 (as amended, modified, supplemented or restated from time to time, the “Note Agreement”), by and among Paychex of New York LLC, a Delaware limited liability company (the “Company”), Paychex, Inc., a Delaware corporation (the “Parent” and collectively with the Company, the “Obligors”), and the Persons listed on the signature pages thereto (the “Purchasers”), the Company has issued and sold (i) $400,000,000 aggregate principal amount of its 4.07% Senior Notes, Series A, due on March 13, 2026 (the “Series A Notes”) and (ii) $400,000,000 aggregate principal amount of its 4.25% Senior Notes, Series B, due on March 13, 2029 (the “Series B Notes”, together with the Series A Notes, including any notes issued in substitution for any of the Notes, the “Notes”).

II.The Company is required pursuant to the Note Agreement to cause the Additional Subsidiary Guarantor to deliver this Subsidiary Guarantor Supplement in order to cause the Additional Subsidiary Guarantor to become a Subsidiary Guarantor under the Subsidiary Guaranty Agreement dated as of [___________, 2019] executed by certain Subsidiaries of the Parent (together with each entity that from time to time becomes a party thereto by executing a Subsidiary Guarantor Supplement pursuant to Section 9.7 of the Note Agreement and Section 12.1 of the Subsidiary Guaranty Agreement (collectively, the “Subsidiary Guarantors”) in favor of each holder from time to time of any of the Notes (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Subsidiary Guaranty Agreement”).

III.The Additional Subsidiary Guarantor has received and will receive substantial direct and indirect benefits from the Company’s compliance with the terms and conditions of the Note Agreement and the Notes issued thereunder.

IV.Capitalized terms used and not otherwise defined herein have the definitions set forth in the Note Agreement or on Schedule A annexed thereto.

Now Therefore, in consideration of the funds advanced to the Company by the Purchasers under the Note Agreement and to enable the Company to comply with the terms of the Note Agreement, the Additional Subsidiary Guarantor hereby covenants, represents and warrants to the holders as follows:

The Additional Subsidiary Guarantor hereby becomes a Subsidiary Guarantor (as defined in the Subsidiary Guaranty Agreement) for all purposes of the Subsidiary Guaranty Agreement.  Without limiting the foregoing, the Additional Subsidiary Guarantor hereby (a) jointly and severally with the other Subsidiary Guarantors under the Subsidiary Guaranty Agreement, guarantees to the holders from time to time of the Notes the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) and the full and prompt performance and observance of all Guaranteed Obligations (as defined in Section 1 of the Subsidiary Guaranty Agreement) up to any Maximum Guaranteed Amount (as defined in Section 1 of the Subsidiary Guaranty Agreement) in the same manner and to the same extent as is provided in the Subsidiary Guaranty Agreement until such time as provided under Section 8 of the Subsidiary Guaranty Agreement, (b) accepts and agrees to perform and observe all of the covenants set forth in the Note Agreement, (c) waives the rights set forth in Section 3 of the Subsidiary Guaranty Agreement and (d) waives the rights, submits to jurisdiction, and waives service of process as described in Section 12.6 of the Subsidiary Guaranty Agreement.

Notice of acceptance of this Subsidiary Guarantor Supplement and of the Subsidiary Guaranty Agreement, as supplemented hereby, is hereby waived by the Additional Subsidiary Guarantor.

The address for notices and other communications to be delivered to the Additional Subsidiary Guarantor pursuant to Section 11 of the Subsidiary Guaranty Agreement is set forth below.

In Witness Whereof, the Additional Subsidiary Guarantor has caused this Subsidiary Guarantor Supplement to be duly executed and delivered as of the date and year first above written.

[Name of Additional Subsidiary Guarantor]

By: _______________________________________________________________________________________________________________

Name:

Title:

Notice Address for such Subsidiary Guarantor

___________________________________________________________________________________________________________________

_____________________________________________________________________________________________________________________

_____________________________________________________________________________________________________________________

[Signature Pages to Subsidiary Guaranty Agreement]